UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No.   )

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TARGET CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2023

Proxy Statement and Notice of Annual Meeting of Shareholders

Hotel ZaZa Austin
400 Lavaca Street
Austin, Texas 78701

Letter from our Lead Independent Director

Dear Fellow Shareholders,

I’m grateful for the opportunity to represent you as Lead Independent Director in 2022, a year that was even more unpredictable than expected. On one hand, families began to emerge from the pandemic, resuming traditions and routines that had been delayed or diminished for two years. At the same time, families were confronted with new challenges, most notably high inflation. This complicated the return to pre-pandemic norms and forced millions to focus on necessities and alter their shopping habits accordingly.

Against this backdrop, Target’s Leadership Team adjusted quickly with the best interests of stakeholders at heart, moving with rigor and transparency to assess and modify internal operations and priorities to stay in step with American shoppers.

During this volatile time, the Board’s combination of backgrounds and collective wealth of oversight facilitated decisive action by Target’s Leadership Team as it adapted to changing business conditions. Individual directors’ specific knowledge in key facets of global operations was also very useful. In addition to helping Target navigate near-term challenges, we believe this mix is critically important to governing long-term growth, including a sustainability approach focused on using Target’s size and scale to benefit people, the planet, and our business.

Cultivating leadership, investing in team

Cultivating long-term leadership and investing in equitable development were cornerstones throughout 2022. Target’s culture of caring, growing and winning together helps the company attract, retain, develop, and advance a diverse workforce, creating a competitive advantage in its retail offering while contributing to goals for greater equity and long-term social sustainability.

Throughout the year, Target built on its human-capital investments by: setting a starting-wage range of $15 to $24 per hour; expanding eligibility for health and retirement benefits to another 20% of the Target team by reducing wait times and work hours required for enrollment; and promoting equitable access to education and inclusive career development through the tuition-free Dream to Be education benefit for all Team Members.

These investments complement Target’s public goals for Diversity, Equity & Inclusion. A known leader in DE&I, Target released a new set of three-year goals last year after meeting or exceeding goals set for 2019-2021. In the first year of the 2022-2024 goals, Target made additional progress in building a workforce that represents the communities it serves and in creating an inclusive environment where all Team Members can feel a sense of belonging. It also made progress on equitable business decisions aimed at increasing relevance with diverse guests and supporting economic inclusivity. The Board fully supports these efforts and the team’s commitment to learning, adjusting, and ultimately meeting or exceeding Target’s 2022-2024 DE&I goals.

In 2022, we also announced that CEO Brian Cornell intends to stay in role beyond the traditional retirement age of 65. Considering Target’s strategic clarity and strong financial performance during his tenure, the Board enthusiastically supports Brian’s commitment and continued leadership. Additionally, with Board oversight, three long-time Team Members were elevated to the Leadership Team, three other Leadership Team Members were given expanded responsibilities during the fiscal year, and we supplemented internal talent development by attracting Prat Vemana to join Target in the new role of Chief Digital and Product Officer.

Board balance is core to oversight

To continue to foster a diverse and relevant mix of governance skills, we have strong policies in place to encourage regular Board refreshment, add new perspectives or expertise, and provide opportunities for members of historically underrepresented groups to join our Board.

From director tenure, which deliberately balances the benefits of longer service with fresh perspectives, to skill sets drawn from a broad range of business disciplines, these qualities allow for effective governance. As with other aspects of Target’s business, Board composition reflects a commitment to DE&I and is consistent with a strong history of gender and racial/ethnic diversity at the Board level.

In 2022, Grace Puma joined the Board, providing significant additional expertise in operations, global procurement, supply-chain logistics, and risk management. In addition, we previously announced that Mel Healey decided not to stand for re-election and will leave the Board following the end of her term at the 2023 Annual Meeting. We appreciate and thank Mel for her service, collaboration, and insights, and wish her well in her future pursuits.

TARGET CORPORATION 2023 Proxy Statement	3

Looking to the future

Throughout last year’s unexpected volatility, Target’s culture was at work, with the team’s commitment to our guests and communities gaining strength in the face of new difficulties. We also saw the Leadership Team’s determination to translate multi-year sales growth and newfound scale into sustainable competitive advantages with a strong focus on efficiency as a fuel for further growth.

That makes me optimistic about the shareholder value Target will continue to deliver for years to come, and I wholeheartedly believe that the confidence shareholders have shown in this company will continue to be rewarded over the long term.

Sincerely,

Monica C. Lozano

Lead Independent Director

TARGET CORPORATION 2023 Proxy Statement	4

Notice of meeting and proxy summary

This Meeting Notice & Proxy Summary highlights information described in other parts of this 2023 Proxy Statement and does not contain all information you should consider in voting. Please read the entire 2023 Proxy Statement carefully before voting.

For the meaning of capitalized terms or acronyms used in the 2023 Proxy Statement, please see Appendix A “Commonly used or defined terms” beginning on page A-1.

To our shareholders,

You are invited to attend Target Corporation’s 2023 Annual Meeting to be held as follows:

Time and Date	Place	Record Date
Wednesday, June 14, 2023 9:00 a.m. Central Daylight Time	Hotel ZaZa Austin 400 Lavaca Street Austin, Texas 78701	April 17, 2023

Items of business
Item	Board’s Recommendation
Election of 12 directors (page 19)	FOR each Director Nominee
Ratification of Ernst & Young LLP as our independent registered public accounting firm (page 66)	FOR
Advisory approval of executive compensation (Say on Pay) (page 68)	FOR
Advisory approval of the frequency of our Say on Pay votes (Say on Pay Vote Frequency) (page 69)	1 YEAR
Shareholder proposals, if properly presented at the meeting (page 70)	AGAINST each proposal

In addition, at the 2023 Annual Meeting we will conduct any other business that may properly come before the meeting. See Question 11 of the “Questions and answers about the 2023 Annual Meeting” beginning on page 75 for more information. Following the formal business of the 2023 Annual Meeting, our Chair & Chief Executive Officer will provide prepared remarks, followed by a question and answer session.

Proxy solicitation

The Board solicits the enclosed proxy for the 2023 Annual Meeting and any adjournment or postponement of the 2023 Annual Meeting. Any proxy may be revoked at any time prior to its exercise at the 2023 Annual Meeting.

Voting

You may vote if you held shares of Target common stock as of the record date (April 17, 2023). You are able to vote your shares by providing instructions to the proxy holders who will then vote in accordance with your instructions. We urge you to read the 2023 Proxy Statement carefully and to vote in accordance with the recommendations of the Board.

TARGET CORPORATION 2023 Proxy Statement	5

Advance voting

If voting in advance of the 2023 Annual Meeting, you may do so as follows:

Method(1)
Instruction
•

Go to the website identified on the enclosed proxy card, VIF, or Internet Availability Notice.

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Enter control number on the proxy card, VIF, or Internet Availability Notice.

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Follow instructions on the website.

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Call the toll-free number identified on the enclosed proxy card or VIF or, after viewing the proxy materials on the website provided in your Internet Availability Notice, call the toll-free number for telephone voting identified on the website.

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Enter control number on the proxy card, VIF, or Internet Availability Notice.

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Follow the recorded instructions.

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Mark your selections on the enclosed proxy card or VIF.

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Date and sign your name exactly as it appears on the proxy card or VIF.

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Promptly return the proxy card or VIF in the enclosed postage-paid envelope so the proxy card or VIF is received before the deadline.

Deadline	• Registered Shareholders or Beneficial Owners — 11:59 p.m. Eastern Daylight Time on June 13, 2023. • Participants in the Target 401(k) Plan — 6:00 a.m. Eastern Daylight Time on June 12, 2023.
(1)

Internet and Telephone voting is available 24 hours a day, seven days a week up to the applicable deadline. If you are a Beneficial Owner holding shares outside of the Target 401(k) Plan, you may only vote by Internet and Telephone if your broker, trustee, bank, or nominee makes those methods available to you. If you did not receive a proxy card or VIF and would like to vote by mail, you must request a physical copy of the proxy materials, which will include a proxy card or VIF, by visiting www.proxyvote.com, dialing 1-800-579-1639, or emailing sendmaterial@proxyvote.com. If requesting a physical copy of the proxy materials, please be prepared to provide your control number, which can be found in your Internet Availability Notice.

Voting at the 2023 Annual Meeting

If you do not vote in advance and instead plan to vote during the 2023 Annual Meeting, you may only do so if you follow the instructions provided in Question 14 of the “Questions and answers about the 2023 Annual Meeting” beginning on page 76 and you are either a:

•

Registered Shareholder, or

•

Beneficial Owner and have obtained a legal proxy from your broker, trustee, bank, or nominee.

Please note if you are a Beneficial Owner and request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the 2023 Annual Meeting and vote in person or legally appoint another proxy to vote on your behalf. Shares held within the Target 401(k) Plan may only be voted by the trustee pursuant to voting instructions received in advance of the 2023 Annual Meeting, and may not be voted by a participant at the 2023 Annual Meeting.

Questions and answers about the 2023 Annual Meeting

We encourage you to review the “Questions and answers about the 2023 Annual Meeting” beginning on page 73 for answers to common questions about the meeting, proxy materials, voting, and other related topics.

Thank you for your continued support.

Sincerely,

Don H. Liu
Corporate Secretary	Approximate Date of Mailing of Proxy Materials or Internet Availability Notice:
May 1, 2023
Your vote is important. Thank you for voting.

TARGET CORPORATION 2023 Proxy Statement	6

Table of contents
Letter from our Lead Independent Director	3
Notice of meeting and proxy summary	5
General information about corporate governance and the Board	8
Corporate governance highlights	8
Our directors	9
Board leadership structure	10
Board and shareholder meeting attendance	10
Committees	11
Core functions of the Board	13
Director independence	17
Policy on transactions with related persons	17
Business ethics and conduct	18
Shareholder engagement	18
Item one Election of directors	19
Election and nomination process	19
Board and Committee evaluations	20
Board refreshment and composition	21
2023 nominees for director	23
Director compensation	30
Stock ownership information	32
Stock ownership guidelines	32
Beneficial ownership of directors and executive officers	34
Beneficial ownership of Target’s largest shareholders	35
Delinquent Section 16(a) reports	35
Compensation & Human Capital Management Committee Report	36
Compensation Discussion and Analysis	36
Introduction	36
Executive summary	37
Our framework for executive compensation	42
Other benefit elements	49
Compensation governance	49
Compensation tables	53
Summary compensation table	53
Grants of plan-based awards in Fiscal 2022	55
Outstanding equity awards at Fiscal 2022 year-end	56
Stock vested in Fiscal 2022	57
Pension benefits for Fiscal 2022	57
Nonqualified deferred compensation for Fiscal 2022	58
Potential payments upon termination or change-in-control	59
Table of potential payments upon termination or change-in-control	60
Pay ratio disclosure	61
Pay versus performance disclosure	62
Equity compensation plan information	65
Management proposals	66
Item two Ratification of appointment of Ernst & Young LLP as independent registered public accounting firm	66
Item three Advisory approval of executive compensation (Say on Pay)	68
Item four Advisory approval of the frequency of Say on Pay votes (Say on Pay Vote Frequency)	69
Shareholder proposals	70
Item five Shareholder proposal to adopt a policy for an independent chairman	70
Questions and answers about the 2023 Annual Meeting	73
General information	73
Voting	73
Meeting details	76
Access to information	78
Communications	79
Forward-looking statements	80
Appendix A	A-1
Commonly used or defined terms	A-1

TARGET CORPORATION 2023 Proxy Statement	7

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General information about corporate governance and the Board

Corporate governance highlights

Our core corporate governance practices are listed in the following table. In addition, we regularly evaluate our practices against prevailing best practices and emerging and evolving topics identified through shareholder outreach, current literature, and corporate governance organizations.

Practice	Description	Page(s)
Accountability to shareholders
Board evaluations and refreshment

The Board regularly evaluates its performance in a variety of ways. Those evaluations, changes in business strategy and operations, and anticipated director retirements are considered by the Governance & Sustainability Committee in determining desired skills for future Board members to supplement the general Board membership criteria in our Corporate Governance Guidelines.

		19-23
Annual elections	All directors are elected annually, which reinforces our Board’s accountability to shareholders.	19
Majority voting standard	Our Articles of Incorporation require a “majority voting” standard in uncontested director elections—each director must receive more votes “For” their election than votes “Against” in order to be elected.	19
Director resignation policy	An incumbent director that does not meet the majority voting standard must promptly offer to resign. The Governance & Sustainability Committee will make a recommendation and the Board must act on the offer within 90 days and publicly disclose its decision and rationale.	19
Proxy access	Any shareholder or group of up to 20 shareholders owning 3% or more of Target common stock continuously for at least the previous three years may nominate and include in our proxy materials director nominees totaling up to the greater of 20% of the Board or at least two directors.	79
No poison pill	We do not have a poison pill.
10% special meeting threshold	Shareholders owning 10% or more of Target’s outstanding stock have the right to call a special meeting of shareholders.
Shareholder voting rights are proportionate to economic interests
Single voting class	Target common stock is the only class of voting shares outstanding.	73
One share, one vote	Each share of Target common stock is entitled to one vote.	73
Responsiveness to shareholders
Responses to shareholder proposals	The Board responds to shareholder proposals that receive significant support by either making the proposed changes or explaining why the actions were not taken through the shareholder engagement process, proxy statement disclosure, or other means.	70
Understanding opposition to management proposals	As part of its shareholder engagement process, the Board seeks to understand the reasons for, and respond to, significant shareholder opposition to management proposals.	18
Availability of independent directors

Target’s Lead Independent Director is expected to communicate with major shareholders, as appropriate, and Target also makes other independent directors available, as appropriate, for shareholder engagement.

		10, 18
Strong, independent leadership
Independence	A majority of our directors must be independent. Currently, all of our directors other than our CEO are independent, and all of our Committees consist exclusively of independent directors.	12, 17
Lead Independent Director	Whenever our CEO is also the Chair of the Board, our Bylaws and Corporate Governance Guidelines require a Lead Independent Director position with robust responsibilities to provide independent oversight of our CEO and Leadership Team.	10
Annual Elections for Lead Independent Director and Chair	Both the Lead Independent Director and the Chair of the Board are elected annually by the independent directors, which ensures that the leadership structure is reviewed at least annually.	10
Committee membership and leadership rotations

The Governance & Sustainability Committee reviews and recommends Committee membership. The Board appoints members of its Committees annually, rotates Committee assignments periodically, and seeks to rotate the Lead Independent Director position and Committee Chair assignments every four to six years.

		10-11

TARGET CORPORATION 2023 Proxy Statement	8

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Practice	Description	Page(s)
Structures and practices enhance Board effectiveness
Diversity

The composition of our Board represents broad perspectives, experiences, and knowledge relevant to our business while maintaining a balanced approach to gender and ethnic diversity. In addition, the Board’s policy is to include candidates that identify as members of historically underrepresented groups in the pool of potential director candidates to be considered by the Governance & Sustainability Committee.

		19, 21-23
Director tenure policies	Our director tenure policies include mandatory retirement at age 75 and a maximum term limit of 20 years. These policies encourage Board refreshment and provide additional opportunities to maintain a balanced mix of perspectives and experiences.	21
Director maximum outside boards policy

Any director serving as a CEO of a public company is expected to serve on no more than two public company boards (including our Board), and other directors are expected to serve on no more than four public company boards (including our Board).

Strategy and risk oversight	We disclose how strategy and risk oversight is exercised at the Board level and how risk oversight responsibilities are allocated among the Board and its Committees.	13-15
Management development and succession planning	Our Board regularly reviews senior management development and succession planning, with more in-depth reviews regularly conducted by the Compensation & Human Capital Management Committee.	15
Sustainability & ESG

We disclose how oversight responsibility for sustainability and ESG matters is allocated among the Board and its Committees and how our Leadership Team integrates those priorities in our business. We also report about sustainability and ESG matters under the most widely used reporting standards and frameworks.

		15-16
Information security, cybersecurity, and data privacy

We disclose how oversight responsibilities related to information security, cybersecurity, and data privacy are allocated among the Board and its Committees, and provide information about our program and practices.

		16-17
Capital allocation	We disclose our capital allocation policies and priorities and how they are overseen by the Board and its Committees.	17
Executive compensation incentive structures are aligned with long-term strategy
Performance linked to long-term strategy drives incentive awards

The Compensation & Human Capital Management Committee has identified short- and long-term performance goals that align with Target’s strategy and has incorporated those goals into executive compensation plans to serve as drivers of incentive awards.

		39-40
Communicating executive compensation to shareholders	The CD&A explains how performance goals drive our executive compensation plans and connect to Target’s long-term strategy.	36-52
Follow leading compensation practices	See “Target’s executive compensation practices.”	49

For your convenience, we organized the corporate governance highlights in the table above to show how our corporate governance practices compare favorably with the corporate governance principles developed by ISG, which reflect common corporate governance beliefs featured in the proxy voting guidelines of the largest institutional investors and global asset managers who are part of ISG.

Our directors

Name	Age	Director since	Current or notable prior company	Title	Independent	Public boards (including Target)
David P. Abney	67	2021	United Parcel Service, Inc.	Former Chairman & CEO	Yes	3
Douglas M. Baker, Jr.	64	2013	E2SG Partners, LP / Ecolab Inc.	Founding Partner / Former Chairman & CEO	Yes	2
George S. Barrett	68	2018	The Overtone Group L.L.C. / Cardinal Health, Inc.	Founder / Former Chairman & CEO	Yes	1
Gail K. Boudreaux	62	2021	Elevance Health, Inc. (fka Anthem, Inc.)	President & CEO	Yes	2
Brian C. Cornell	64	2014	Target Corporation	Chair & CEO	No	2
Robert L. Edwards	67	2015	Safeway Inc.	Former President & CEO	Yes	1
Melanie L. Healey(1)	62	2015	The Procter & Gamble Company	Former Group President, North America	Yes	4
Donald R. Knauss	72	2015	The Clorox Company	Former Chairman & CEO	Yes	3
Christine A. Leahy	58	2021	CDW Corporation	Chair, President & CEO	Yes	2
Monica C. Lozano	66	2016	ImpreMedia, LLC	Former Chair & CEO	Yes	3
Grace Puma	60	2022	PepsiCo, Inc.	Former Executive Vice President, Chief Operations Officer	Yes	2
Derica W. Rice	58	2020(2)	CVS Health Corporation / CVS Caremark	Former Executive Vice President / Former President	Yes	4
Dmitri L. Stockton	59	2018	General Electric Company	Former Senior Vice President & Special Advisor to the Chairman	Yes	4
(1)

Ms. Healey will not seek re-election and will leave the Board when her current term ends at the 2023 Annual Meeting.

(2)

Mr. Rice previously served on our Board from September 2007 to January 2018.

TARGET CORPORATION 2023 Proxy Statement	9

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Board leadership structure

We do not have an express policy on whether the roles of Chair of the Board and CEO should be combined or separated. Instead, the Board prefers to maintain the flexibility to determine which leadership structure best serves the interests of Target and our shareholders based on evolving needs. We currently have a combined Chair of the Board and CEO leadership structure.

Whenever the Chair of the Board and CEO roles are combined as they are currently, our Bylaws and Corporate Governance Guidelines require that we have a Lead Independent Director position to complement the Chair of the Board’s role and to serve as the principal liaison between the independent directors and the CEO. Our Corporate Governance Guidelines require that both the Chair of the Board and Lead Independent Director be elected annually by the independent directors.

The Board reevaluates our Board leadership structure at least annually as part of the Board evaluation process described under “Board and Committee evaluations” on page 20. As a result of its most recent evaluation, the Board decided to continue its current Board leadership structure with Mr. Cornell serving as both Chair and CEO and Ms. Lozano serving as a Lead Independent Director. In particular, this structure facilitates effective coordination, development, articulation, and execution of a unified strategy at the Board and management levels, while providing effective, independent leadership of our Board through the Lead Independent Director’s clearly defined and robust set of roles and responsibilities. The Board is committed to continuing to seek shareholder feedback on its approach as part of its ongoing shareholder outreach efforts and will continue to reassess its Board leadership structure on a regular basis.

Robust responsibilities:

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Convene meetings. Has the authority to convene meetings of the Board and executive sessions consisting solely of independent directors at every meeting.

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Preside at certain meetings. Presides at all meetings of the Board at which the Chair of the Board is not present, including executive sessions of independent directors.

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CEO performance review. Consults with the Compensation & Human Capital Management Committee as it conducts the annual performance review of the CEO, with input from the other independent directors.

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Director liaison. Serves as the primary liaison between the CEO and the independent directors.

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Meeting schedules, agendas, and information. Approves meeting schedules, agendas, and the information furnished to the Board to ensure that the Board has adequate time and information for discussion.

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Shareholder engagement. Is expected to engage in consultation and direct communication with major shareholders, as appropriate.

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Independent director expectations. Coordinates with the CEO to establish expectations for independent directors to consistently monitor Target’s operations and those of our competitors.

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Composition and director succession planning. Consults with the Governance & Sustainability Committee regarding Board and Committee composition, Committee Chair selection, the annual performance review of the Board and its Committees, and director succession planning.

Annual election: Elected annually by the independent directors. Service length: As a guideline, the Lead Independent Director should serve in that capacity for no more than four to six years.
Monica C. Lozano
Lead Independent Director (Since 2021)

Board and shareholder meeting attendance

The Board met seven times during Fiscal 2022. All directors attended at least 80% of the aggregate total of meetings of the Board and Committees on which the director served during the last fiscal year.

All of our then-serving directors attended our 2022 Annual Meeting. The Board has a policy requiring all directors to attend all annual meetings of shareholders, absent extraordinary circumstances.

TARGET CORPORATION 2023 Proxy Statement	10

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Committees

Membership

Name	Audit & Risk	Compensation & Human Capital Management	Governance & Sustainability	Infrastructure & Finance
David P. Abney	•			•
Douglas M. Baker, Jr.(1)		•	C
George S. Barrett(1)		•	•
Gail K. Boudreaux	•			•
Robert L. Edwards	C			•
Melanie L. Healey(2)		•	•
Donald R. Knauss		•		C
Christine A. Leahy		•	•
Monica C. Lozano		C	•
Grace Puma	•			•
Derica W. Rice	•			•
Dmitri L. Stockton	•		•
Meetings held in Fiscal 2022	8	5	5	5
C = Chair	• = Member

(1)

Mr. Barrett was chosen to succeed Mr. Baker as Chair of the Governance & Sustainability Committee, effective June 2023. At that time, Mr. Baker will continue serving as a member of the Governance & Sustainability Committee.

(2)

Ms. Healey will leave the Compensation & Human Capital Management Committee and Governance & Sustainability Committee when her current Board terms ends at the 2023 Annual Meeting.

Determining composition and leadership

The Governance & Sustainability Committee is responsible for reviewing and recommending Committee membership. The Board appoints members of its Committees annually and rotates Committee assignments periodically. The following considerations provide the framework for determining Committee composition and leadership:

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The guideline for rotating Committee Chair assignments is four to six years of service.

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The Board seeks to have each director serve on two Committees.

•

The Board considers a number of factors in deciding Committee composition, including individual director experience and qualifications, prior Committee experience, and increased time commitments for directors serving as a Committee Chair or Lead Independent Director.

•

The Corporate Governance Guidelines provide that if we have designated a Lead Independent Director that person also serves as a member of the Governance & Sustainability Committee.

TARGET CORPORATION 2023 Proxy Statement	11

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Information about our Committees

All members of each Committee are independent directors. Each Committee operates under a written charter, a current copy of which is available on Target’s website, as described in Question 16 “How may I access or receive the proxy materials, other periodic filings, key corporate governance documents, and other information?” on page 78. In fulfilling the oversight and other responsibilities delegated by the Board, each Committee:

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provides the Board with regular reports of its activities;

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has the sole authority to retain or terminate its consultants and other advisors;

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receives appropriate funding to pay for necessary resources and administrative expenses; and

•

annually evaluates its performance.

	Oversight and other responsibilities	Committee members Mr. Edwards (Chair) Mr. Abney Ms. Boudreaux Ms. Puma Mr. Rice Mr. Stockton Number of meetings during Fiscal 2022 8

•

Accounting and financial reporting. Accounting and financial reporting process, including the integrity of our financial statements and internal controls.

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Independent auditor. Independent auditor engagement, qualifications, and independence.

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Internal audit. Internal audit’s function, results, and assessment of our risk management processes.

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Tax matters. Positions with respect to income and other tax obligations.

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Committee report. “Report of the Audit & Risk Committee” on page 67, describing the Audit & Risk Committee’s duties and activities.

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Policy oversight. Policies and procedures related to oversight areas (including auditor independence matters, accounting and auditing complaints, and related party transactions).

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Compliance and ethics. Compliance and ethics programs, monitoring, investigations and remediation efforts, including reports of potential misconduct.

•

Enterprise risk management. Enterprise risk management programs, principal business and operational risks (including vendor risk management, cybersecurity and information security, privacy, product and food safety, and business continuity and disaster recovery), and coordination of risk oversight with the Board and other Committees.

•

Supply chain ESG matters. Management’s efforts to instill responsible and ethical practices within Target’s supply chain, including vendor human capital and responsible sourcing practices.

Audit & Risk Committee

The Board has determined that all members of the Audit & Risk Committee satisfy the applicable audit committee independence requirements of the NYSE and the SEC. The Board has also determined that Mr. Edwards, Mr. Abney, Ms. Boudreaux, Mr. Rice, and Mr. Stockton have acquired the attributes necessary to qualify them as “audit committee financial experts” as defined by applicable SEC rules. The determination for each of Mr. Edwards, Mr. Abney, Ms. Boudreaux, and Mr. Rice was based on experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor, or actively supervising a person holding one of those positions. For Mr. Stockton, the determination was based on his financial oversight experiences with General Electric Company. The Board also determined that Mr. Rice’s simultaneous service on the audit committees of four public companies will not impair his ability to effectively serve on the Audit & Risk Committee.

	Oversight and other responsibilities	Committee members Ms. Lozano (Chair) Mr. Baker Mr. Barrett Ms. Healey Mr. Knauss Ms. Leahy Number of meetings during Fiscal 2022 5

•

Executive compensation program. Compensation philosophy, plans, selection, and relative weightings of different compensation elements to balance risk, reward, and retention objectives, and the alignment of incentive compensation performance measures with our strategy.

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CEO compensation. Goals, objectives, elements, and value for the CEO’s compensation, in consultation with independent members of the Board.

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Other Leadership Team compensation. Compensation elements and value for all other members of our Leadership Team, including our Non-CEO NEOs.

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Management development and succession planning. Senior management development, evaluation, and succession planning, including CEO succession planning.

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Board compensation. Compensation provided to non-employee members of the Board.

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Committee report. “Compensation & Human Capital Management Committee Report” on page 36.

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Compensation risk management. Risks associated with our compensation policies, practices, and incentives, and whether those policies and practices create material risks to Target.

•

Human capital management. Human capital matters with respect to our workforce, including DE&I, culture and Team Member engagement, pay equity, broad-based compensation and benefits, growth and development, and purpose and values.

Compensation & Human Capital Management Committee
The Board has determined that all members of the Compensation & Human Capital Management Committee satisfy the applicable compensation committee independence requirements of the NYSE and the SEC.

TARGET CORPORATION 2023 Proxy Statement	12

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	Oversight and other responsibilities	Committee members Mr. Baker (Chair)(1) Mr. Barrett(1) Ms. Healey Ms. Leahy Ms. Lozano Mr. Stockton Number of meetings during Fiscal 2022 5

•

Corporate governance. Corporate governance structure and practices.

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Director succession planning. Director succession planning reviews and identification, screening, and recruitment of individuals qualified to become Board members.

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Board and Committee composition and leadership. Recommendations, in consultation with the Lead Independent Director, on overall composition of the Board and its Committees, and the selection of the Committee Chairs and the Lead Independent Director.

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Board and Committee evaluations. Annual performance review of the Board and its Committees in consultation with the Lead Independent Director.

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Sustainability & ESG matters. Overall approach to significant sustainability and ESG matters (including strategy, prioritization, monitoring, and external reporting), environmental stewardship practices, social and political issues and risks not allocated to other Committees, and philanthropy and community engagement.

•

Public policy advocacy and political activities. Our policies and practices regarding public policy advocacy and political activities.

Governance & Sustainability Committee
(1)

Mr. Barrett was chosen to succeed Mr. Baker as Chair of the Governance & Sustainability Committee, effective June 2023. At that time, Mr. Baker will continue serving as a member of the Governance & Sustainability Committee.

	Oversight and other responsibilities	Committee members Mr. Knauss (Chair) Mr. Abney Ms. Boudreaux Mr. Edwards Ms. Puma Mr. Rice Number of meetings during Fiscal 2022 5

•

Investment activity. Investment activity, including aligning investments with our strategy, and evaluating the effectiveness of investment decisions.

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Infrastructure resources. Management’s resource allocation plans regarding infrastructure requirements.

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Significant transactions. Management’s plans and strategies for significant transactions within the strategic framework reviewed by the Board, including level of investment, sources of financing, expected returns, and post-acquisition integration and performance of acquired businesses.

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Financial matters. Financial policies and financial condition, including our liquidity position, funding requirements, ability to access the capital markets, interest rate exposures, and policies regarding return of cash to shareholders.

•

Financial risk management. Financial risk assessment process, management activities and strategies, and use of third party insurance and self-insurance strategies.

Infrastructure & Finance Committee

Core functions of the Board

The Board is responsible for overseeing Target’s business and affairs, which covers a wide range of activities that supports Target’s purpose to help all families discover the joy of everyday life. To provide you with a better understanding of how our Board meets that responsibility, this section discusses some core functions our Board performs and how those functions oversee, support, and relate to management’s roles and responsibilities.

Strategy oversight

Our team, technology, and operations enable us to serve guests, fulfill our purpose, and drive business results through a durable, growth-focused enterprise strategy that differentiates Target in the marketplace. The six pillars of our strategy are:

•

Differentiating from our competition with our assortment of unique owned brands and curated leading national brands;

•

Investing to create an engaging, convenient, safe, and differentiated shopping experience for our guests;

•

Leveraging our stores as fulfillment hubs to efficiently meet our guests’ needs, whether they purchase online or in-store;

•

Engaging with our guests through programs like Target Circle and RedCard to maintain and enhance our relevancy;

•

Delivering affordability to our guests; and

•

Leveraging our size and scale to benefit people, the planet, and our business, primarily through Target Forward, our enterprise sustainability strategy, discussed in more detail in “Sustainability & ESG” beginning on page 15.

The Board has an important role in overseeing the development, periodic review, and ongoing monitoring of our strategy. With a strong overall strategy in place, the Board and its Committees are focused on overseeing strategy execution by:

•

Ensuring that Target has a high-performing Leadership Team and appropriate resources to carry out the strategy, and

•

Confirming that the primary risks to successfully executing our strategy are appropriately identified and managed.

To support its strategy oversight role, at each regular meeting the Board receives updates about our financial and strategic performance. In addition, it receives regular updates on the major events, activities and challenges affecting our business, and ongoing strategy.

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Risk oversight

Oversight of the various risks we face in implementing our strategy is an integral and continuous part of the Board’s oversight of our business. The Board, each Committee, and management have specific roles and responsibilities with respect to those risks.

The Board and its Committees

The Board provides oversight of overall risks and seeks to ensure that our Leadership Team has processes in place to appropriately manage risk. Strategic risks are emphasized within that overall risk oversight responsibility because they are an integral and ongoing part of the Board’s oversight of our business. For example, our principal strategic risks are reviewed as part of the Board’s regular discussion and consideration of our strategy, including the development and monitoring of specific initiatives and their overall alignment with our strategy. Similarly, at every meeting the Board reviews the principal factors influencing our operating results, including the competitive environment, and discusses with our Leadership Team the major events, activities, and challenges affecting Target.

The Audit & Risk Committee oversees our enterprise risk management program and periodically reviews our approach to risk identification, assessment, and mitigation strategies with the Board to facilitate coordination with the activities of the Board and other Committees. The Chief Legal & Risk Officer provides the Audit & Risk Committee with regular updates on the enterprise risk management program and the status of key risks facing the business. The Audit & Risk Committee also regularly receives updates on key risk areas from other members of our Leadership Team (and certain members of their teams with primary responsibility for managing those risk areas), and regularly reviews legal and regulatory risk, compliance, and ethics matters.

Under our existing Board leadership structure, the Lead Independent Director plays an important role in supporting the Board’s oversight of risks by approving meeting schedules, agendas, and the information furnished to the Board. The Committee Chairs do the same for their respective Committees. The general risk oversight functions among the Board and its Committees is as follows. For more detail on the specific oversight and responsibilities of each Committee, see pages 12-13.

(1)

As part of its overall oversight role, the Board addresses certain aspects of matters that are primarily overseen by its Committees.

(2)

The Board oversees sustainability and ESG risks through its evaluation of business strategy risks and as part of its consideration of top enterprise risks.

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Management

The primary responsibility for the identification, assessment, and management of the various risks that we face belongs with our Leadership Team and certain members of its teams.

Our Chief Legal & Risk Officer provides centralized oversight of Target’s enterprise risk management program. Our Chair & CEO and his direct reports meet regularly with the Chief Legal & Risk Officer and the enterprise risk management team to identify, assess, and manage risks facing the business. In addition, the Chief Legal & Risk Officer and other enterprise risk management team regularly meet with leaders of business areas to inform, coordinate, and manage the enterprise risk management program.

Our risk management capabilities are intended to increase the likelihood of desired business outcomes. The different risk-related roles and responsibilities, which are aligned and coordinated using a common framework, including tools, technology, and defined routines, are fulfilled by different business functions as follows:

•

Business teams. Define business objectives and desired outcomes. Execute, oversee, and monitor day-to-day business activities and risks, leveraging the risk and compliance function’s tools and support as appropriate.

•

Risk and compliance teams. Partner with business teams to identify, assess, prioritize, treat, and monitor top enterprise risks. Develop, help implement, monitor and evaluate processes, as appropriate, to enable business teams’ oversight and day-to-day risk management.

•

Internal audit. Provide independent assurance and risk insights to instill confidence in and evaluate whether Target’s programs and processes will sustainably achieve intended outcomes.

Management development and succession planning

One of the primary responsibilities of the Board is to ensure that Target has a high-performing Leadership Team. To meet that goal, the Board, the Compensation & Human Capital Management Committee, and management share responsibility for management development and succession planning:

Responsible party	Oversight area for management development and succession planning
Board

Oversight of these topics as part of its overall oversight role, including regular reviews of management development and succession planning to maximize the pool of internal candidates who can assume top management positions without undue interruption

Compensation & Human Capital Management Committee

Primary responsibilities for organizational talent and development and management succession planning, including regular reviews of executive performance, diverse representation, potential, and succession planning with a deeper focus than the full Board review, emphasizing career development for high-potential members of management

Management

The Chief Human Resources Officer, who is a member of our Leadership Team, and senior Human Resources leaders work with functional leaders across Target in developing and implementing programs to attract, assess, and develop management-level talent for possible future senior leadership positions, including those on our Leadership Team

Sustainability & ESG

We engage with a diverse group of stakeholders around the world, including the people who manufacture the products we sell, the Team Members who welcome our guests, the communities where we work, the nonprofits that work with us, and the investors who make our work possible. Their perspectives are one of a variety of factors we consider as we analyze which ESG matters to prioritize in determining and evaluating our sustainability strategy.

Target Forward, our enterprise sustainability strategy, reflects those prioritized ESG matters integrated into our strategy and purpose. Target Forward builds on our legacy of corporate responsibility and seeks to leverage our size and scale to benefit people, the planet, and our business. It incorporates specific, time-bound goals that support our ambitions to design and elevate sustainable brands, innovate to eliminate waste, and accelerate opportunity and equity with Team Members, guests, partners, and communities. More information about Target Forward and our goals can be found on our website at corporate.target.com/sustainability-ESG.

Given the breadth of ESG matters for a company of our size and scale, oversight of those issues is allocated throughout the Board and its Committees:

Responsible party	Oversight areas for ESG matters
Board
•

Sustainability and ESG strategy (through oversight of our business strategy and annual strategic priorities)

•

Sustainability and ESG risks (through oversight of our business strategy and top enterprise risks)

•

Reputation management

•

Crisis management and response

•

Organizational team health

Audit & Risk Committee	• Compliance and ethics • Supply chain ESG matters, including vendor human capital and responsible sourcing practices • Cybersecurity and information security • Privacy • Product and food safety

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Responsible party	Oversight areas for ESG matters
Governance & Sustainability Committee
•

Overall approach to significant sustainability and ESG matters (including strategy, prioritization, monitoring, and external reporting)

•

Environmental stewardship practices (including climate and energy, waste, natural resources, and chemicals)

•

Social and political issues and risks not allocated to other Committees

•

Philanthropy and community engagement

•

Policies and practices regarding public policy advocacy and political activities

Compensation & Human Capital Management Committee	• DE&I • Culture and Team Member engagement • Pay equity • Broad-based compensation and benefits • Growth and development • Purpose and values

At the management level, our ESG matters are led and coordinated by our Senior Vice President, Corporate Responsibility, who reports to a member of our Leadership Team and regularly engages with the Governance & Sustainability Committee and the full Board. The Senior Vice President, Corporate Responsibility is responsible for:

•

conducting regular priority assessments to determine the topics of most significance to our stakeholders;

•

collaborating with our Leadership Team to instill ESG-related priorities into our business operations, including product design and development, sourcing and supply chain operations, human capital management, and our new store development; and

•

developing ESG-related goals and managing our ESG data, measurement, and reporting.

In our annual ESG Report we provide extensive information on different ESG matters and include appendices that organize and report the information according to the most widely used reporting standards and frameworks. Our most recent report is available on our website at corporate.target.com/sustainability-ESG/governance-and-reporting/reporting-progress.

Information security, cybersecurity, and data privacy

Securing company systems, business information, and personal information of our guests, Team Members, vendors, and other third parties is important to us. We have systems in place to:

•

safely receive, protect, and store that information;

•

collect, use, and share that information appropriately; and

•

detect, contain, and respond to data security incidents.

While everyone at Target plays a part in information security, cybersecurity, and data privacy, oversight responsibility is shared by the Board, its Committees, and management:

Responsible party	Oversight area for information security, cybersecurity, and data privacy
Board	Oversight of these topics within Target’s overall risks
Audit & Risk Committee	Primary oversight responsibility for information security, cybersecurity, and data privacy, including internal controls designed to mitigate risks related to these topics
Management

Our Chief Information Officer, Chief Information Security Officer, Chief Legal & Risk Officer, Senior Vice President of Compliance and Ethics, and other senior members of our cybersecurity and compliance and ethics teams are responsible for identifying and managing risks related to these topics, and reporting to the Audit & Risk Committee and/or the full Board

Our program and practices for these areas include the following:

•

Frequent Board and Committee updates. To inform and educate the Board and Audit & Risk Committee in their oversight responsibilities, throughout the year management provides regular updates on these topics. For example, the Chief Information Security Officer provides information security risk and controls, cyber threats, and other program updates, and the Senior Vice President of Compliance and Ethics, provides privacy program updates.

•

Systems and processes. We use a combination of industry-leading tools and in-house technologies to protect Target and our guests, operate a proactive threat intelligence program to identify and assess risk, and run a 24×7 Cyber Fusion Center to investigate and respond to threats. Our program is based on recognized industry security standards and control frameworks, which we validate through internal and independent assessments. Our cybersecurity team regularly tests our controls through penetration testing, vulnerability scanning, and attack simulation. In addition, we have an incident response program to address potential security and privacy incidents.

•

Understanding evolving threats in the industry and with our suppliers. Our Cyber Threat Intelligence and data privacy teams work to understand evolving threats, developing issues, and industry trends, and our Vendor teams monitor and assess risks with our suppliers.

•

Collaboration with organizations across different industries. We share threat intelligence and collaborate with organizations across different industries to share best practices, fight cybercrime, enhance privacy, discuss new technologies, better understand the evolving regulatory environment, and advance capabilities in these areas.

•

Investment, training, and development of our cybersecurity and data privacy teams. We invest in building and developing cybersecurity talent and engineering expertise in-house rather than relying solely on third-party providers. We also offer in-house

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training and educational courses through our Cyber Plus Institute, which is a security training curriculum leveraging internal subject matter expertise along with curated resources. Our data privacy team has industry certifications, works to understand changing technologies that impact consumer privacy, and regularly participates in training and conferences.

•

Regular training and compliance activities for our Team Members. Our Team Members receive annual training on information security, cybersecurity, and data privacy topics to understand the behaviors and technical requirements necessary to protect company and guest information, and appropriately collect, use, and share personal information. We also offer ongoing practice and education for Team Members to recognize and report suspicious activity.

•

Use of third parties. Beyond our in-house capabilities we engage with leading security and technology vendors to assess our information security and cybersecurity program and test our technical capabilities.

•

Insurance coverage. We maintain insurance coverage to limit our exposure to certain network security and privacy matters.

Capital allocation

Our disciplined and balanced approach to capital allocation is based on the following priorities, ranked in order of importance:

Priority	Description
1. Investing in our business	Fully invest in opportunities to profitably grow our business, create sustainable long-term value, and maintain our current operations and assets
2. Annual dividend	Maintain a competitive quarterly dividend and seek to grow it annually
3. Share repurchase	Return excess cash to shareholders by repurchasing shares within the limits of our credit rating goals

We have flexibility to adjust the level of share repurchase activity to respond to changes in our operating performance, investment opportunities, and the external environment, and use share repurchase to balance the levels of debt and equity on our balance sheet to support our credit rating goals.

Our Leadership Team is responsible for developing and executing our capital allocation policy with oversight by the Board and its Committees. The Infrastructure & Finance Committee is responsible for reviewing the execution of our capital allocation policy and making recommendations to the Board on the amount of dividends and share repurchase levels, while the Compensation & Human Capital Management Committee oversees the compensation effects of capital allocation priorities on plan design, goal-setting process, performance updates, and payouts.

Director independence

The Board believes that a majority of its members should be independent directors. The Board annually reviews all relationships that directors have with Target to affirmatively determine whether the directors are independent. If a director has a material relationship with Target, that director is not independent. The listing standards of the NYSE also detail certain relationships that, if present, preclude a finding of independence. The Board affirmatively determined that all non-employee directors are independent. Mr. Cornell is the only director employed by Target and is not independent.

In making its independence determination, the Board specifically considered the following transactions during the past three years and concluded that none of them impaired any director’s independence:

•

Ms. Boudreaux serves as President & Chief Executive Officer of Elevance Health, Inc. (fka Anthem, Inc.), from which we obtained the wellness services that comprise our Team Member life resources program.

•

Ms. Leahy serves as President & Chief Executive Officer of CDW Corporation, from which we purchased supplies, merchandise, equipment, software, servicing, repairs, and maintenance.

Each of the transactions listed in this “Director independence” section involved amounts that represented an immaterial percentage of our, and the other entity’s, revenues, and were well below the amounts that would preclude a finding of independence under the NYSE listing standards. In addition, none of the transactions listed in this “Director independence” section are related-party transactions because none of the directors have a direct or indirect material interest in the listed transactions.

Policy on transactions with related persons

The Board has adopted a written policy requiring that any transaction: (a) involving Target, (b) in which one of our directors, nominees for director, executive officers, or greater than five percent shareholders, or their immediate family members, have a direct or indirect material interest, and (c) where the amount involved exceeds $120,000 in any fiscal year, be approved by a majority of independent directors of the full Board or by a designated Committee. The Board has designated the Audit & Risk Committee as having responsibility for reviewing and approving all such transactions except those dealing with compensation of executive

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officers and directors, or their immediate family members, in which case it will be reviewed and approved by the Compensation & Human Capital Management Committee.

In determining whether to approve any such transaction, the independent directors or relevant Committee must consider, in addition to other factors deemed appropriate, the material facts of the transaction and whether the transaction is on terms no less favorable to Target than those involving unrelated parties. The Audit & Risk Committee must prohibit any transaction it determines to be inconsistent with the interests of Target and its shareholders. No director may participate in any review or approval of any transaction if the director, or the director’s immediate family member, is a party to the transaction.

The Audit & Risk Committee approved one related party transaction in accordance with this policy during Fiscal 2022. Donald Knauss, a non-employee director, has a son who is employed as a sales representative by a supplier from which Target purchases wholesale merchandise. Mr. Knauss’s son represented the supplier in its relationship with Target Corporation during Fiscal 2022. We purchased approximately $12 million of merchandise from the supplier in Fiscal 2022, which represented less than 0.02% of our annual revenues. Target’s decisions regarding purchases of merchandise from its suppliers are made by Team Members in the merchandising departments and no member of the Board has any input or involvement in such decisions. The transaction involving Mr. Knauss’s son did not affect Mr. Knauss’s independence and the Board affirmatively determined that Mr. Knauss is independent.

Business ethics and conduct

We are committed to conducting business ethically and lawfully. All of our directors and executive officers, like all Target Team Members, are required to act with honesty and integrity.

Our Code of Ethics, which applies to all Target Team Members, including our executive officers and Chief Accounting Officer & Controller, establishes expectations to guide ethical decision-making, including putting ethics into action, working together, maintaining trust, conducting business fairly, safeguarding what’s ours, and caring for our world. Included within those topics is how we address conflicts of interest, fair dealing, required information disclosures and compliance with laws, rules and regulations, and prompt reporting. Our Code of Ethics also describes the means by which any Team Member can provide an anonymous report of an actual or apparent violation of our Code of Ethics.

Similarly, our directors are subject to a separate Code of Ethics contained within our Corporate Governance Guidelines, which is tailored to the unique role fulfilled by members of the Board and addresses conflicts of interest, corporate opportunities, maintaining confidentiality, compliance with laws, fair dealing, and compliance procedures.

Our Code of Ethics applicable to all Target Team Members and our Corporate Governance Guidelines containing the Code of Ethics applicable to members of the Board are available on Target’s website, as described in Question 16 “How may I access or receive the proxy materials, other periodic filings, key corporate governance documents, and other information?” on page 78. Any amendments to, or waivers of, any provision of the applicable Code of Ethics involving our directors, executive officers, Chief Accounting Officer & Controller, or other persons performing similar functions are disclosed on our website at corporate.target.com/sustainability-ESG/governance-and-reporting/corporate-governance.

Shareholder engagement

We regularly engage with our shareholders, both large and small, relating to our business, compensation practices, and ESG matters. We involve one or more independent directors in these conversations, as appropriate. The principal topics of engagement since our 2022 Annual Meeting included:

•

Board composition, including skills and qualifications, evaluations, diversity, refreshment, tenure, onboarding, and continuing education;

•

Board leadership structure and our policies and practices that facilitate effective, independent leadership;

•

Board and Committee oversight roles and responsibilities, including for oversight of business strategy, risks, and ESG matters;

•

our sustainability strategy, Target Forward, including how it relates to our purpose and business strategy, the goals supporting the sustainability strategy, and our progress towards achieving those goals;

•

human capital management, including our investments in our team, our philosophy and approach to human capital management metrics and DE&I, and management development and succession planning;

•

our executive compensation program, pay for performance philosophy, and evolving practices;

•

sustainability and ESG matters within our supply chain, including our responsible sourcing practices;

•

environmental topics, such as the circular economy, packaging, net zero goals, and carbon emissions; and

•

our proxy access bylaws and how we considered the voting results for proposal to amend the proxy access bylaw to remove the shareholder group limit at the 2022 Annual Meeting.

While we benefit from an ongoing dialogue with many of our shareholders, we recognize that we have not communicated directly with all of our shareholders. If you would like to engage with us, please send correspondence to Target Corporation, Attn: Investor Relations, 1000 Nicollet Mall, TPN-0841, Minneapolis, Minnesota 55403 or email investorrelations@target.com.

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Item one    Election of directors

Item of business	Board recommendation	Voting approval standard
Election of 12 director nominees named in the 2023 Proxy Statement.	The Board recommends that shareholders vote FOR each director nominee.	More votes “For” than “Against.” Abstentions and broker non-votes have no effect in calculating the required vote.

For additional details about the Board recommendation and voting standards, please see Question 10 “What items are being voted upon, how does the Board recommend that I vote, and what are the standards for determining whether any item has been approved?” on page 75.

Election and nomination process

Governance principles

Our election process is backed by sound corporate governance principles:

•

All directors are elected annually.

•

Directors are elected under a “majority voting” standard—each director in an uncontested election must receive more votes “For” his or her election than votes “Against” in order to be elected.

•

An incumbent director who is not re-elected under the majority voting standard must promptly offer to resign. The Governance & Sustainability Committee will make a recommendation on the offer to the full Board, and the Board must accept or reject the offer within 90 days and publicly disclose its decision and rationale.

Board membership criteria and identifying candidates

Our Corporate Governance Guidelines provide the following general Board membership criteria:

•

Directors are to have broad perspectives, experience, knowledge, and independent judgment, and a high degree of interest and involvement.

•

The Board as a whole should consist predominantly of persons with strong business backgrounds that span multiple industries who can bring different sets of experiences and perspectives to the Board.

•

DE&I is recognized as highly desirable and, accordingly, the Board seeks directors who can bring different sets of experiences and perspectives to the Board. It is the policy of the Board to include, and to instruct search firms and others who assist in identifying director candidates to include, candidates that identify as members of historically underrepresented groups in the pool of potential director candidates to be considered by the Governance & Sustainability Committee.

The Governance & Sustainability Committee is responsible for recommending to the Board any additional criteria for selecting director candidates; identifying, screening, and recruiting candidates; and making director nomination recommendations to the full Board. To determine desired skills and qualifications to supplement the general Board membership criteria, the Governance & Sustainability Committee considers:

•

Changes in our business strategy or operating environment and the future needs of the Board in light of anticipated director retirements under our Board tenure policies.

•

Input from the Board and Leadership Team and feedback from our shareholders to identify the backgrounds and skill sets that are desired.

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The table on page 22 provides the current key characteristics of our business and desired skills for director candidates for overseeing those business characteristics.

Our internal talent acquisition team and, occasionally, a third-party search firm assist the Governance & Sustainability Committee to identify candidates using the general Board membership criteria and current desired skills described this section. In addition, the Governance & Sustainability Committee considers candidates who are recommended by shareholders, other Board members, the CEO, and our Leadership Team against those same general Board membership criteria and desired skills.

Any shareholder who wants to recommend a candidate for the Governance & Sustainability Committee to consider nominating for the 2024 Annual Meeting should submit a written request and related information to our Corporate Secretary no later than December 31, 2023 in order to allow for sufficient time to consider the recommendation. Shareholders may also nominate director candidates directly if they comply with our Bylaws, which are described in more detail in Question 19 “How do I submit a proposal or nominate a director candidate for the 2024 Annual Meeting?” on page 79.

Board and Committee evaluations

Overview

The Governance & Sustainability Committee, in consultation with the Lead Independent Director, annually leads an evaluation reviewing the performance of the Board and its Committees. The evaluation process seeks to obtain each director’s assessment of the effectiveness of the Board, the Committees and their leadership, Board and Committee composition, and Board/management dynamics. In addition, as part of the process the Board evaluates individual director performance through questions in the survey focused on obtaining candid feedback on individual directors and during the one-on-one conversations between the Lead Independent Director and each director regarding their survey responses. This annual evaluation has occasionally been conducted by a third-party consultant, as appropriate. Our Corporate Secretary’s Office administered the recent evaluation. This annual review process is supplemented by regular one-on-one conversations between the Lead Independent Director and each director to obtain informal feedback throughout the year.

Annual review process

Actions

Over the past few years, the evaluation process has contributed to different enhancements to the Board and its Committees, including:

•

Reallocating Committee responsibilities and renaming the Committees to reflect their revised scope.

•

Clarifying the roles of the Board and its Committees with respect to oversight of ESG matters.

•

Managing Board composition and refreshment to provide a wealth of relevant expertise, diverse mix of skills, gender and racial/ethnic diversity, and balanced tenure.

•

Adopting a formal Board diversity policy to include, and to instruct search firms and others who assist in identifying director candidates to include candidates that identify as members of historically underrepresented groups in the pool of potential director candidates to be considered by the Governance & Sustainability Committee.

•

Revising the mandatory retirement age policy to increase the age to align with the prevailing practice of other S&P 500 companies.

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Board refreshment and composition

Tenure policies

The Board maintains tenure policies (contained in our Corporate Governance Guidelines) to encourage regular refreshment and provide additional opportunities to add to the Board’s balanced mix of perspectives and experiences. In January 2023, after considering the results of the Board’s annual review process, the Board increased the mandatory retirement age to 75 from 72. The change aligns with the prevailing practice of other S&P 500 companies with mandatory retirement age policies and provides more flexibility for retaining directors who are still contributing to the Board’s effectiveness.

Tenure and age of independent directors

Our current Board’s composition represents a balanced approach to tenure for our independent directors, allowing the Board to benefit from the experience of longer-serving directors combined with fresh perspectives from newer directors:

(1)

Mr. Rice previously served on our Board from September 2007 to January 2018. We include his prior service in determining his total tenure with the Board for purposes of our tenure policies.

Board diversity

The Board values DE&I and the composition of the Board’s current membership is consistent with the strong history of gender and racial/ethnic diversity on the Board.

(1)

Our racially or ethnically diverse directors are Ms. Healey, Ms. Lozano, Ms. Puma, Mr. Rice, and Mr. Stockton.

Information about new directors

On August 10, 2022, the Board elected Grace Puma to fill a vacancy on the Board. Ms. Puma was identified as a candidate by our internal talent acquisition team as part of its role in supporting the Governance & Sustainability Committee’s ongoing director succession planning responsibilities, which include identifying, screening, and recruiting individuals qualified to become Board members. After Ms. Puma was identified, members of our Leadership Team reviewed her qualifications and the Governance & Sustainability Committee evaluated those qualifications against our general Board membership criteria and desired skills before recommending her election to the full Board.

Ms. Puma provides the Board with significant knowledge and experience in operations, global procurement, supply chain logistics, and risk management. You can view biographical information about Ms. Puma on page 28.

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Independent director skills and diversity matrix

The Board believes that the combination of backgrounds, skills, and experiences collectively possessed by it makes the Board well-qualified to exercise oversight responsibilities on behalf of Target’s shareholders and other stakeholders. The following tables describe key characteristics of our business, desired skills for overseeing those business characteristics, director qualifications for possessing those skills, and the self-identified skills and individual diversity attributes for each independent member of our Board nominated for election at the 2023 Annual Meeting. As described on pages 19-20 we use the general Board membership criteria listed in our Corporate Governance Guidelines, along with the desired skills and qualifications listed in the following table, to identify, screen, and recruit director candidates and make director nomination recommendations to the full Board.

Target’s business characteristics	Desired skill	Director qualifications for possessing the skill
Target is a large retailer that offers everyday essentials and fashionable, differentiated merchandise at discounted prices in stores and through digital channels.	Retail industry experience	Executive officer level experience or service on the board of directors at a large retail or consumer products company.

Target’s scale and complexity requires strong leadership to align our team, technology, and operations across many areas, including marketing, merchandising, supply chain, fulfillment, real estate, finance, sustainability, and corporate responsibility.

	Senior leadership	Experience in an executive officer level role or senior government leadership role.
Our brand is the cornerstone of our strategy to offer a preferred shopping experience for our guests that differentiates us in the marketplace.	Marketing / Brands

Executive officer level experience in marketing or managing well-known brands or the types of consumer products we sell, or service on the board of directors of a marketing or consumer products company.

We have a large and global workforce, which represents one of our key resources, as well as one of our largest operating expenses.	Human capital management	Executive officer level experience managing a large or global workforce or DE&I strategy, or experience on a board of directors overseeing those functions.

Leveraging our stores-as-hubs to efficiently provide an engaging, convenient, safe, and differentiated shopping experience for guests, whether they purchase online or physically in-store, requires significant capital deployment, a large network of facilities and real estate, and effective resource allocation to support our business and infrastructure needs at scale.

Capital deployment

Experience with capital deployment for business operations, real estate transactions or property management, or mergers and acquisitions; actively supervising someone performing similar functions; or on a board of directors overseeing those functions.

Our business involves sourcing merchandise domestically and internationally from numerous vendors and distributing it through our fulfillment network.	Global supply chain	Executive officer level experience on the board of directors of a company with global supply chain operations.

Maintaining and enhancing our relevancy to deepen our engagement with guests and requires a variety of digital tools and data analytics to support many aspects of our operations, including loyalty programs, merchandising, and fulfillment.

Digital tools / Data analytics

Experience in digital platforms, digital media, customer loyalty programs, or data analytics; actively supervising someone performing similar functions; or service on the board of directors of a digital platforms, digital media, or data analytics company.

Securing and appropriately handling the information we receive and store about our guests, Team Members, vendors, and other third parties is important to us.	Information security / Data privacy	Experience in information security, cybersecurity, or data privacy; actively supervising someone performing similar functions; or on a board of directors overseeing those functions.
We are a large public company with a disciplined approach to financial management and accurate disclosure.	Financial management

Qualification as an “audit committee financial expert” under applicable SEC rules; executive officer level experience in financial management, reporting, or planning and analysis; or experience on a board of directors overseeing any of those finance functions.

We are subject to a variety of risks and seek to identify, assess, and manage those risks for the long-term success of our business and to meet our legal and regulatory obligations.	Risk management	Executive officer level experience in enterprise risk management; actively supervising someone performing similar functions; or on a board of directors overseeing those functions.

To be successful, we must preserve, grow, and leverage the value of our reputation with our guests, Team Members, vendors, the communities in which we operate, and our shareholders and appropriately respond to crisis events affecting those stakeholders.

Reputation management

Experience in community relations, public service, government affairs, corporate governance, or crisis response; actively supervising someone performing similar functions; or on a board of directors overseeing any of those functions.

As we leverage our size and scale to benefit people, the planet, and our business, we seek to identify, assess, and prioritize the ESG matters affected by our business.	ESG

Experience in strategies supporting sustainable long-term value creation or any matters included in our ESG priorities; actively supervising someone performing similar functions; or on a board of directors overseeing any matters included in our ESG priorities.

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Desired skill	Mr. Abney	Mr. Baker	Mr. Barrett	Ms. Boudreaux	Mr. Edwards	Mr. Knauss	Ms. Leahy	Ms. Lozano	Ms. Puma	Mr. Rice	Mr. Stockton
Retail industry experience					•	•			•	•
Senior leadership	•	•	•	•	•	•	•	•	•	•	•
Marketing / Brands	•	•				•		•			•
Human capital management	•	•	•	•	•	•	•	•	•	•	•
Capital deployment	•	•	•	•	•	•			•	•	•
Global supply chain	•	•	•		•	•	•		•	•
Digital tools / Data analytics				•				•
Information security / Data privacy	•	•		•	•		•			•	•
Financial management	•	•	•	•	•	•	•	•	•	•	•
Risk management	•	•	•	•	•	•	•	•	•	•	•
Reputation management	•	•	•	•	•	•	•	•		•	•
ESG	•	•	•	•		•	•	•	•	•	•
Self-identified gender
Female				•			•	•	•
Male	•	•	•		•	•				•	•
Self-identified race / ethnicity
White	•	•	•	•	•	•	•
Black / African American										•	•
Hispanic / Latino								•	•

2023 nominees for director

After considering the recommendations of the Governance & Sustainability Committee, the Board has set the number of directors at 12 and nominated all current directors to stand for re-election, except for Mel Healey who will depart the Board at the end of her current term. The Board believes that each of these nominees is qualified to serve as a director of Target and, in addition to the skills listed in the table on page 22, the specific qualifications of each nominee that were considered by the Board follow each nominee’s biographical description.

We believe that all nominees will be able and willing to serve if elected. However, if any nominee should become unable or unwilling to serve for any reason, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors.

Former Chairman & CEO, United Parcel Service, Inc.

Background

David P. Abney is the former Chairman of the Board & Chief Executive Officer of United Parcel Service, Inc., a well-known multinational package delivery and supply chain management company, serving as Executive Chairman from June 2020 to September 2020, Chairman of the Board from February 2016 to June 2020, and Chief Executive Officer from September 2014 to June 2020. He previously held various other leadership positions within UPS, including Chief Operating Officer, President of United Parcel Service Airlines, and President of United Parcel Service International.

Skills and qualifications

Mr. Abney provides the Board with senior leadership, marketing / brands, human capital management, capital deployment, global supply chain, information security / data privacy, financial management, risk management, reputation management, and ESG skills developed over his more than 40 years of service with UPS in senior leadership positions with escalating levels of responsibility and as CEO where he was responsible for many of the functions requiring those skills. In addition, his service on other public company boards, including experience as a board chair, has enhanced those skills and strengthens the Board’s collective oversight capability. He also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, nominating and governance, compensation, finance, and/or policy committees of other public company boards.

Other public company boards

David P. Abney
Age 67 Director since 2021 Independent
Committees • Audit & Risk • Infrastructure & Finance
	Current Freeport-McMoRan Inc. Northrop Grumman Corporation	Within past five years Macy’s, Inc. Johnson Controls International plc United Parcel Service, Inc.	Other past boards Allied Waste Industries, Inc.

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Founding Partner, E2SG Partners, LP /
Former Chairman & CEO, Ecolab Inc.

Background

Douglas M. Baker, Jr. is a Founding Partner of E2SG Partners, LP, a company that invests in new green technologies. He has served in this role since July 2022. Mr. Baker previously served as Executive Chairman of Ecolab Inc., a provider of water and hygiene services and technologies for the food, hospitality, industrial, and energy markets, from January 2021 through May 2022 and as Chairman of the Board & Chief Executive Officer from May 2006 to December 2020. He previously held various other leadership positions within Ecolab, including President and Chief Operating Officer.

Skills and qualifications

Mr. Baker provides the Board with senior leadership, marketing / brands, human capital management, capital deployment, global supply chain, information security / data privacy, financial management, risk management, reputation management, and ESG skills. Those skills were developed over his more than 30 years of service with Ecolab in a variety of positions, including as CEO where he was responsible for many of the functions requiring those skills, and in brand management roles at The Procter & Gamble Company. With respect to ESG, Mr. Baker made environmental stewardship one of Ecolab’s core values during his CEO tenure and has continued that work with E2SG Partners focusing on environmentally conscious and sustainable solutions. In addition, his prior tenure as Target’s Lead Independent Director and service on other public company boards, including experience as a board chair, has enhanced his skills and strengthens the Board’s collective oversight capability. He also has experience with the roles and responsibilities of different board committees through current or prior service on audit, compensation, nominating and governance, risk management, executive, community reinvestment and public policy, and/or safety, health, and environmental committees of other public company boards.

Other public company boards

Douglas M. Baker, Jr.
Age 64 Director since 2013 Independent
Committees • Governance & Sustainability (Chair)(1) • Compensation & Human Capital Management
	Current Merck & Co., Inc.	Within past five years Ecolab Inc. U.S. Bancorp	Other past boards None

Founder, The Overtone Group, L.L.C. /
Former Chairman & CEO, Cardinal Health, Inc.

Background

George S. Barrett is the Founder of The Overtone Group, L.L.C., an advisory firm focused on providing strategic and operational guidance to profit and non-profit organizations, and on the development of C-suite and emerging leaders. He previously served as Chairman & Chief Executive Officer of Cardinal Health, Inc., a global integrated healthcare services and products company from August 2009 until the end of 2017, when he became Executive Chairman, a position he held until November 2018. Mr. Barrett previously held a number of executive positions with global pharmaceutical manufacturer Teva Pharmaceutical Industries Ltd., including Chief Executive Officer of its North American business and Executive Vice President for global pharmaceuticals.

Skills and qualifications

Mr. Barrett provides the Board with senior leadership, human capital management, capital deployment, global supply chain, financial management, risk management, reputation management, and ESG skills developed over his more than 30 years of service in the healthcare industry with Cardinal Health, Teva, and Alpharma Inc. During that time, he held executive leadership positions with escalating levels of responsibility, culminating in his role as Chairman and CEO of Cardinal Health where he was responsible for many of the functions requiring those skills. Mr. Barrett also teaches leadership at both Columbia University Mailman School of Public Health and at NYU Stern School of Business and serves as a Co-Chair of the National Academy of Medicine Action Collaborative on Decarbonizing the U.S. Health Sector. In addition, his service on other public company boards, including experience as a board chair, has enhanced his skills and strengthens the Board’s collective oversight capability. He also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, compensation, and finance committees of other public company boards.

Other public company boards

George S. Barrett
Age 68 Director since 2018 Independent
Committees • Compensation & Human Capital Management • Governance & Sustainability(1)
	Current None	Within past five years Montes Archimedes Acquisition Corp.	Other past boards Cardinal Health, Inc. Eaton Corporation plc

(1)

Mr. Barrett was chosen to succeed Mr. Baker as Chair of the Governance & Sustainability Committee, effective June 2023. At that time, Mr. Baker will continue serving as a member of the Governance & Sustainability Committee.

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President & CEO, Elevance Health, Inc. (fka Anthem, Inc.)

Background

Gail K. Boudreaux has served as the President & Chief Executive Officer of Elevance Health, Inc., a leading health benefits provider, since November 2017. Ms. Boudreaux previously served as Chief Executive Officer of GKB Global Health, LLC, a healthcare consulting company, and held executive level leadership positions at UnitedHealth Group, Inc. (and its subsidiary, UnitedHealthcare), Health Care Services Corporation, and Aetna, Inc.

Skills and qualifications

Ms. Boudreaux provides the Board with senior leadership, human capital management, capital deployment, digital tools / data analytics, information security / data privacy, financial management, risk management, reputation management, and ESG skills developed over her more than 30 years of experience in the healthcare and insurance industry with Elevance Health, UnitedHealth Group, Health Care Services Corporation, and Aetna. During that time, she has held executive leadership positions with escalating levels of responsibility, and in her current role as CEO of Elevance Health she is responsible for many of the functions requiring those skills and led the transformation of Elevance Health into a digital-first healthcare company. In addition, her service on other public company boards has enhanced those skills and strengthens the Board’s collective oversight capability. She also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, compensation, nominating and governance, risk management, and/or operations, nuclear, environmental, and safety committees of other public company boards.

Other public company boards

Gail K. Boudreaux
Age 62 Director since 2021 Independent
Committees • Audit & Risk • Infrastructure & Finance
	Current Elevance Health, Inc.	Within past five years Zimmer Biomet Holdings, Inc.	Other past boards Genzyme Corporation Novavax, Inc. Xcel Energy, Inc.

Chair & CEO, Target Corporation

Background

Brian C. Cornell has served as Chair & Chief Executive Officer of Target Corporation since August 2014. Mr. Cornell previously served as Chief Executive Officer of PepsiCo Americas Foods, a division of PepsiCo, Inc.

Skills and qualifications

Mr. Cornell provides the Board with significant retail knowledge that support his leadership of Target, its business needs, and the different skills required to meet those needs, including retail industry experience, senior leadership, marketing / brands, human capital management, capital deployment, global supply chain, digital tools / data analytics, information security / data privacy, financial management, risk management, reputation management, and ESG. Those skills were developed through his more than 30 years in escalating leadership positions at leading retail and global consumer product companies, including three CEO roles and more than two decades doing business in North America, Asia, Europe, and Latin America. His experience, which includes roles with PepsiCo, Sam’s Club, Wal-Mart Stores, Safeway Inc., and Michaels Stores, Inc. provides important perspectives, having served both as a vendor partner and a competitor to Target. He currently serves on the National Retail Federation’s executive committee and on The Business Council and previously served as chairman of the Retail Industry Leadership Association. In addition, his service on other public company boards, including experience as a non-executive board chair, has enhanced his skills and strengthens the Board’s collective oversight capability. He also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, compensation, nominating and governance, executive and finance, infrastructure, and technology committees of other public company boards.

Other public company boards

Brian C. Cornell
Age 64 Director since 2014 Chair of the Board since 2014
Committees • None
	Current Yum! Brands, Inc.	Within past five years None	Other past boards The Home Depot, Inc. OfficeMax Inc. Polaris Industries Inc.

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Former President & CEO, Safeway Inc.

Background

Robert L. Edwards is the former President & Chief Executive Officer of Safeway Inc., a United States food and drug retail company. He also served as President & Chief Executive Officer of AB Acquisition LLC, a North American food and drug retail company due to Albertsons’ acquisition of Safeway Inc. Mr. Edwards previously held several other executive level positions with Safeway Inc., including President & Chief Financial Officer and Executive Vice President & Chief Financial Officer. He also held executive positions at Maxtor Corporation and Imation Corporation.

Skills and qualifications

Mr. Edwards provides the Board with retail industry experience, senior leadership, human capital management, capital deployment, global supply chain, information security / data privacy, financial management, risk management, and reputation management skills developed over his more than 40 years of service, including as CEO of Safeway where he was responsible for many of the functions requiring those skills, as CFO of Safeway, Maxtor, and Imation, and in positions of increasing responsibility in the areas of finance, administration, and corporate development at Santa Fe Industries. In addition, his service on other public company boards, including experience as a vice chair, has enhanced those skills and strengthens the Board’s collective oversight capability. He also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, compensation, nominating and governance, and finance committees of other public company boards.

Other public company boards

Robert L. Edwards
Age 67 Director since 2015 Independent
Committees • Audit & Risk (Chair) • Infrastructure & Finance
	Current None	Within past five years Blackhawk Network Holdings, Inc.	Other past boards Flextronics International Ltd. KKR Financial Holdings LLC Safeway Inc. Spansion Inc.

Former Chairman & CEO, The Clorox Company

Background

Donald R. Knauss is the former Chairman & Chief Executive Officer of The Clorox Company, a leading multinational manufacturer and marketer of consumer and professional products. He also served as Executive Chairman of The Clorox Company. Mr. Knauss previously served as Executive Vice President and Chief Operating Officer of Coca-Cola North America and in various other senior management roles for its subsidiary businesses, and held various marketing and sales positions with PepsiCo, Inc. and The Procter & Gamble Company. Mr. Knauss also served as an Officer in the United States Marine Corps.

Skills and qualifications

Mr. Knauss provides the Board with retail industry experience, senior leadership, marketing / brands, human capital management, capital deployment, global supply chain, financial management, risk management, reputation management, and ESG skills developed over his more than 40 years of service in the consumer products business. During that time, he held positions of increasing responsibility across several well-known companies, including Clorox, Coca-Cola, PepsiCo, and Procter & Gamble, culminating in his role as CEO of Clorox where he was responsible for many of the functions requiring those skills. With respect to ESG, Mr. Knauss provides an understanding of environmental matters based on raw materials used in Clorox’s business and the focus on sustainable packaging at Coca-Cola. In addition, his service on other public company boards, including experience as an executive chair, non-executive chair, and lead independent director, has enhanced those skills and strengthens the Board’s collective oversight capability. He also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, compensation, nominating and governance, executive, finance, manufacturing, consumer, and shopper marketing, and/or board affairs committees of other public company boards.

Other public company boards

Donald R. Knauss
Age 72 Director since 2015 Independent
Committees • Infrastructure & Finance (Chair) • Compensation & Human Capital Management
	Current Kellogg Company McKesson Corporation	Within past five years None	Other past boards The Clorox Company URS Corporation

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Chair, President & CEO, CDW Corporation

Background

Christine A. Leahy is the Chair, President & Chief Executive Officer of CDW Corporation, a multi-brand technology solutions provider to business, government, education, and healthcare customers. She has served as Chair of the board of CDW since January 2023 and as President & Chief Executive Officer since January 2019, and served as Chief Revenue Officer from July 2017 to December 2018. She also previously served CDW as Senior Vice President–International and Chief Legal Officer/General Counsel and Corporate Secretary. Before joining CDW Corporation, she was a corporate law partner in the Chicago office of Sidley Austin LLP, an international business law firm.

Skills and qualifications

Ms. Leahy provides the Board with senior leadership, human capital management, global supply chain, information security / data privacy, financial management, risk management, reputation management, and ESG skills developed over her more than 20 years of service with CDW in executive leadership positions with escalating levels of responsibility across multiple functions and in her corporate law career at Sidley Austin. In her current role as Chair, President & CEO of CDW she is responsible for many of the functions requiring those skills. In addition, her service on CDW’s board of directors has enhanced those skills and strengthens the Board’s collective oversight capability. She also has experience with the roles and responsibilities of different board committees through her prior role as Chief Legal Officer/General Counsel and Corporate Secretary of CDW and in advising clients as a corporate law partner at Sidley Austin.

Other public company boards

Christine A. Leahy
Age 58 Director since 2021 Independent
Committees • Compensation & Human Capital Management • Governance & Sustainability
	Current CDW Corporation	Within past five years None	Other past boards None

Former Chair & CEO, ImpreMedia, LLC

Background

Monica C. Lozano is the former President and Chief Executive Officer of The College Futures Foundation. She held that position from December 2017 until July 2022. She also co-founded The Aspen Institute Latinos and Society Program and served as Chair of its Advisory Board from January 2015 to October 2019. Ms. Lozano previously served as Chairman of U.S. Hispanic Media, Inc., a leading Hispanic news and information company. Ms. Lozano previously served in the roles of Chair and Chief Executive Officer of ImpreMedia, LLC, a leading Hispanic news and information company and wholly owned subsidiary of U.S. Hispanic Media, Inc. Ms. Lozano also served as Chief Executive Officer and Publisher of La Opinión, a subsidiary of ImpreMedia, LLC, and in several management-level roles with the company. Ms. Lozano also serves on the board of the Weingart Foundation, a private grantmaking foundation advancing racial, social, and economic justice in Southern California, and previously served as a trustee of both the University of California and the University of Southern California.

Skills and qualifications

Ms. Lozano provides the Board with senior leadership, marketing / brands, human capital management, digital tools / data analytics, financial management, risk management, reputation management, and ESG skills developed over her more than 40 years of service in the news, information, and media industry and with a variety of non-profit boards and advisory groups. Notably, while CEO of ImpreMedia, she developed digital tools / data analytics skills while leading the company as an early adopter of digital platforms, and has continued to increase those skills as a member of the board of directors of Apple Inc. Her role as Target’s Lead Independent Director and service on other public company boards has enhanced her skills and strengthens the Board’s collective oversight capability. She also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, compensation, nominating and governance, enterprise risk, credit, asset quality, executive, and/or ethics, quality, and compliance committees of other public company boards.

Other public company boards

Monica C. Lozano
Age 66 Director since 2016 Lead Independent Director since 2021
Committees • Compensation & Human Capital Management (Chair) • Governance & Sustainability
	Current Apple Inc. Bank of America Corporation	Within past five years None	Other past boards The Walt Disney Company Tenet Healthcare Corporation

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Former Executive Vice President, Chief Operations Officer, PepsiCo, Inc.

Background

Grace Puma is the former Executive Vice President, Chief Operations Officer at PepsiCo, Inc., a multinational food, snack, and beverage corporation. She held that position from 2017 until April 2022. Previously, Ms. Puma served PepsiCo, Inc. as Senior Vice President, Chief Supply Officer and Senior Vice President, Global Chief Procurement Officer. She also served as Senior Vice President, Global Chief Procurement Officer at United Airlines Holdings, Inc. and held a variety of positions at Kraft Foods, Inc. and Motorola, Inc.

Skills and qualifications

Ms. Puma provides the Board with retail industry experience, senior leadership, human capital management, capital deployment, global supply chain, financial management, risk management, and ESG skills developed over her more than 30 years of service with escalating levels of responsibility across multiple functions at a variety of well-known companies, including over a decade with PepsiCo. As Chief Operations Officer at PepsiCo she was responsible for many of the functions requiring those skills. With respect to ESG, Ms. Puma was a member of the PepsiCo executive steering team that evaluated ESG strategy and program recommendations. In addition, her service on other public company boards has enhanced her skills and strengthens the Board’s collective oversight capability. She also has experience with the roles and responsibilities of different board committees through current or prior service on the audit and finance and talent committees of other public company boards.

Other public company boards

Grace Puma
Age 60 Director since 2022 Independent
Committees • Audit & Risk • Infrastructure & Finance
	Current Organon & Co.	Within past five years Williams-Sonoma, Inc.	Other past boards None

Former Executive Vice President, CVS Health Corporation /
Former President, CVS Caremark

Background

Derica W. Rice is the former Executive Vice President of CVS Health Corporation, a provider of health services and plans in the United States, and former President of CVS Caremark, the pharmacy benefits management business of CVS Health Corporation. He served in those positions from March 2018 to February 2020. Mr. Rice previously held several other executive level positions over nearly three decades with Eli Lilly and Company, a pharmaceutical company, including Chief Financial Officer and Executive Vice President, Global Services.

Skills and qualifications

Mr. Rice provides the Board with retail industry experience, senior leadership, human capital management, capital deployment, global supply chain, information security / data privacy, financial management, risk management, reputation management, and ESG skills developed over his more than 30 years of service with escalating levels of responsibility across finance and operations at Eli Lily and CVS. As Executive Vice President of CVS Health Corporation and President of CVS Caremark he was responsible for many of the functions requiring those skills. In addition, his service on other public company boards has enhanced those skills and strengthens the Board’s collective oversight capability. He also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, compensation, and nominating and governance committees of other public company boards.

Other public company boards

Derica W. Rice
Age 58 Director since 2020 Independent
Committees • Audit & Risk • Infrastructure & Finance
	Current Bristol-Myers Squibb Company The Carlyle Group Inc. The Walt Disney Company	Within past five years None	Other past boards Target Corporation(1)

(1)

Mr. Rice previously served on our Board from September 2007 to January 2018.

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Former Senior Vice President & Special Advisor to the Chairman,
General Electric Company

Background

Dmitri L. Stockton is the former Senior Vice President & Special Advisor to the Chairman of General Electric Company, a global infrastructure and technology conglomerate. Mr. Stockton previously held several other executive level positions with General Electric Company, including Chairman, President, & Chief Executive Officer of GE Asset Management Incorporated, President & Chief Executive Officer of GE Capital Global Banking, Senior Vice President of General Electric Company based in London, President & Chief Executive Officer of GE Consumer Finance, Central & Eastern Europe, and Vice President of General Electric Company.

Skills and qualifications

Mr. Stockton provides the Board with senior leadership, marketing / brands, human capital management, capital deployment, information security / data privacy, financial management, risk management, reputation management, and ESG skills developed over his more than 30 years of service with General Electric Company in senior leadership positions with escalating levels of responsibility, including different CEO roles where he was responsible for many of the functions requiring those skills. In addition, his service on other public company boards has enhanced those skills and strengthens the Board’s collective oversight capability. He also has experience with the roles and responsibilities of different board committees through current or prior service on the audit, compensation, finance, and/or executive committees of other public company boards.

Other public company boards

Dmitri L. Stockton
Age 59 Director since 2018 Independent
Committees • Audit & Risk • Governance & Sustainability
	Current Deere & Company Ryder System, Inc. WestRock Company	Within past five years Stanley Black & Decker, Inc.	Other past boards Synchrony Financial

The Board recommends that shareholders vote For each of the nominees named above for election to our Board.

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Director compensation

Our philosophy with respect to non-employee director compensation is to align the interests of non-employee directors with the interests of our shareholders and to provide market competitive compensation commensurate with the work required to serve on Target’s Board. In developing compensation recommendations for directors, our external compensation consultant, Semler Brossy, relies on its understanding of Target’s business and compensation programs, as well as retail and general industry peer group benchmarking. Peer group comparisons are determined by use of compensation data obtained by our internal executive compensation team from publicly available proxy statements and analyzed by Semler Brossy. The companies comprising those peer groups can be found on page 51. We do not pay any Team Member who also serves on Target’s Board any additional compensation for serving on Target’s Board. Currently, Brian C. Cornell, our Chair & CEO, is the only director who is a Team Member. For information about Mr. Cornell’s compensation, please see the CD&A beginning on page 36 and the Compensation tables beginning on page 53.

In November of each year, Semler Brossy provides an independent recommendation for non-employee director compensation for the following year to the Compensation & Human Capital Management Committee for approval.

Beginning in Fiscal 2022, the Compensation & Human Capital Management Committee approved an increase in the annual director compensation amount from $295,000 to $310,000 to position our pay to remain competitive with our retail and industry peer group. Beginning in Fiscal 2022, to position the additional compensation for directors serving as the Lead Independent Director or a Committee Chair near the median of our combined retail and general industry peer groups, the Compensation & Human Capital Management Committee approved:

•

An increase from $30,000 to $35,000 for the Lead Independent Director.

•

$25,000 as the amount for all Committee Chairs.

Compared to Fiscal 2021, the change in additional compensation for serving as a Committee Chair was:

•

A decrease for the Audit & Risk Chair from $30,000.

•

An increase for the Compensation & Human Capital Management Chair from $20,000.

•

An increase for the Governance & Sustainability Chair and the Infrastructure & Finance Chair from $17,500.

General description of non-employee director compensation

Our non-employee director compensation program allows directors to choose one of two forms of annual compensation:

•

a combination of cash and RSUs, or

•

RSUs only.

Each form under the compensation program is intended to provide $310,000 in value to non-employee directors as follows:

	Cash	RSUs
Combination (Cash and RSUs)	$120,000	$190,000
RSUs Only	$0	$310,000

The forms of annual compensation have the following terms:

•

The cash retainer is paid pro-rata in quarterly installments. Directors may defer receipt of all or a portion of any cash retainer into the DDCP. Deferrals earn market returns based on the investment alternatives chosen by them from the funds offered by the Target 401(k) Plan, except that the DDCP alternatives also include a Target common stock fund.

•

RSUs are granted in March each year and vest quarterly over a one-year period. Vested RSUs are converted to shares of Target common stock immediately following a director’s departure from the Board. Dividend equivalents are accrued on RSUs in the form of additional RSUs, subject to the same conditions as the underlying RSUs, and converted to shares if and after the underlying RSUs are converted to shares.

New directors also receive a one-time grant of RSUs with a $50,000 grant date fair value upon joining the Board, as well as a pro-rated portion of the annual compensation based on the date they joined the Board using the “Combination (Cash and RSUs)” described in the table at the beginning of this section.

The Lead Independent Director and Committee Chairs receive additional compensation for those roles, which is paid: (a) in cash if the director elects a combination of cash and RSUs, or (b) in RSUs if the director elects all RSUs. The compensation for the Lead Independent Director and Committee Chairs is as follows:

Role	Amount
Lead Independent Director	$35,000
Audit & Risk Chair	$25,000
Compensation & Human Capital Management Chair	$25,000
Governance & Sustainability Chair	$25,000
Infrastructure & Finance Chair	$25,000

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Director compensation table

Name	Fees earned or paid in cash	Stock awards(1)(2)	Total(3)
David P. Abney	$120,000	$190,113	$310,113
Douglas M. Baker, Jr.(4)	$145,000	$190,113	$335,113
George S. Barrett	$0	$310,071	$310,071
Gail K. Boudreaux	$0	$310,071	$310,071
Robert L. Edwards(4)	$145,000	$190,113	$335,113
Melanie L. Healey	$120,000	$190,113	$310,113
Donald R. Knauss(4)	$136,667	$190,113	$326,780
Christine A. Leahy	$0	$310,071	$310,071
Monica C. Lozano(4)	$180,000	$190,113	$370,113
Mary E. Minnick(4)(5)	$0	$335,188	$335,188
Grace Puma	$60,000	$145,162	$205,162
Derica W. Rice	$0	$310,071	$310,071
Dmitri L. Stockton	$0	$310,071	$310,071
(1)

Amounts represent the aggregate grant date fair value of awards that were granted in Fiscal 2022, as computed in accordance with FASB ASC Topic 718, Stock Compensation. See Note 21, Share-Based Compensation, in the 2022 Annual Report for a description of our accounting and the assumptions used. Details on the stock awards granted during Fiscal 2022, all of which are RSUs, are as follows:

	Stock awards
Name	# of units	Grant date fair value
Mr. Abney	878	$190,113
Mr. Baker	878	$190,113
Mr. Barrett	1,432	$310,071
Ms. Boudreaux	1,432	$310,071
Mr. Edwards	878	$190,113
Ms. Healey	878	$190,113
Mr. Knauss	878	$190,113
Ms. Leahy	1,432	$310,071
Ms. Lozano	878	$190,113
Ms. Minnick	1,548	$335,188
Ms. Puma	849	$145,162
Mr. Rice	1,432	$310,071
Mr. Stockton	1,432	$310,071
(2)

At fiscal year-end none of the directors held any outstanding unvested RSUs or any stock options.

(3)

In addition to the amounts reported, all directors also receive a 10% discount on merchandise purchased at Target stores and Target.com, both during active service and following retirement. Non-employee directors are also provided with $100,000 of accidental death life insurance.

(4)

The following directors received additional compensation in Fiscal 2022 for their roles as Committee Chairs and, in the case of Ms. Lozano, as Lead Independent Director. The additional compensation is reflected in “Fees earned or paid in cash” and/or “Stock awards” based on the form of annual compensation selected by the director as described under the heading “General description of director compensation.”

Name	Role(s) during Fiscal 2022
Mr. Baker	Governance & Sustainability Chair
Mr. Edwards	Audit & Risk Chair
Mr. Knauss	Infrastructure & Finance Chair (since June 2022)
Ms. Lozano	Lead Independent Director Compensation & Human Capital Management Chair
Ms. Minnick	Infrastructure & Finance Chair (until June 2022)
(5)

Ms. Minnick did not seek re-election and left the Board when her term ended at the 2022 Annual Meeting. In accordance with our director compensation program, any unvested awards as of the departure date were forfeited.

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Stock ownership information

Stock ownership guidelines

Stock ownership that must be disclosed in the 2023 Proxy Statement includes shares directly or indirectly owned and shares issuable or options exercisable that the person has the right to acquire within 60 days. Our stock ownership guidelines vary from the SEC’s required ownership disclosure in that they do not include any options, but do include share equivalents held under deferred compensation arrangements as well as unvested RSUs and PBRSUs at the minimum share payout. Further, our stock ownership guidelines do not include shares that are subject to a mandatory post-exercise holding period (while the shares are subject to that holding period). We believe our stock ownership guidelines for our directors and members of our Leadership Team are aligned with shareholders’ interests because the guidelines reflect equity that has economic exposure to both upside and downside risk.

Ownership guidelines by position	Directors 5x annual cash retainer	CEO 7x base salary	Other Leadership Team 3x base salary

Equity used to meet stock ownership guidelines	Yes
•

Outstanding shares that the person beneficially owns or is deemed to beneficially own, directly or indirectly, under the federal securities laws.

•

PBRSUs (at their minimum share payout, which is 75% of the at-goal payout level) and RSUs, whether vested or unvested.

•

Deferred compensation amounts that are indexed to Target common stock, but ultimately paid in cash.

No
•

Options, regardless of when they are exercisable.

•

PSUs because their minimum share payout is 0% of the at-goal payout level.

•

Shares that are subject to a mandatory post-exercise holding period (while the shares are subject to that holding period).

All directors and members of our Leadership Team are expected to achieve the required levels of ownership under our stock ownership guidelines before the end of the fifth full fiscal year occurring after their election or appointment. If a director or member of our Leadership Team has not satisfied the ownership guideline amounts on the Compliance Date, they must retain all shares acquired on the vesting of equity awards or the exercise of stock options (in all cases net of exercise costs and taxes) until the required level of ownership is achieved. In addition, if a member of our Leadership Team is below the ownership guideline amounts before the Compliance Date, they must retain at least 50% of all shares acquired on the vesting of equity awards or the exercise of stock options (in all cases net of exercise costs and taxes) until the required level of ownership is achieved.

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The following table shows the holdings of our current directors and our NEOs recognized for purposes of our stock ownership guidelines as of April 5, 2023 and the respective ownership guidelines calculations.

	RSUs & PBRSUs	Share equivalents	Other shares held(1)	Total stock ownership for guidelines (# of shares)(1)	Stock ownership guidelines calculation
Directors					Multiple of annual cash retainer(2)
David P. Abney(3)	2,630	0	0	2,630	3.6
Douglas M. Baker, Jr.	31,840	0	3,895	35,735	49.2
George S. Barrett	13,308	0	0	13,308	18.3
Gail K. Boudreaux	3,911	0	0	3,911	5.4
Robert L. Edwards	18,006	0	10,000	28,006	38.6
Melanie L. Healey	17,377	0	0	17,377	23.9
Donald R. Knauss	18,006	0	11,688	29,694	40.9
Christine A. Leahy	4,820	0	0	4,820	6.6
Monica C. Lozano	16,065	0	0	16,065	22.1
Grace Puma(4)	2,772	0	315	3,087	4.3
Derica W. Rice	6,077	0	0	6,077	8.4
Dmitri L. Stockton	14,047	0	0	14,047	19.3
NEOs					Multiple of base salary(2)
Brian C. Cornell	68,856	9,878	430,114	508,848	60.1
Michael J. Fiddelke	13,899	0	46,867	60,766	13.4
John J. Mulligan	26,662	0	108,644	135,306	22.4
Don H. Liu	13,172	0	51,478	64,650	16.4
A. Christina Hennington	10,545	3,561	32,148	46,254	10.5
(1)

The “Total stock ownership for guidelines” calculation, like the required disclosure of “Total shares beneficially owned” on page 34, includes “Other shares held” but differs by (a) excluding (i) all options, regardless of whether they can be converted into common stock on or before June 4, 2023 and (ii) shares that are subject to a mandatory post-exercise holding period (while the shares are subject to that holding period) and (b) including (i) share equivalents that are held under deferred compensation arrangements and (ii) RSUs and PBRSUs (at their minimum share payout, which is 75% of the at-goal payout level), whether vested or unvested, even if they will be converted into common stock more than 60 days from April 5, 2023.

(2)

Based on closing stock price of $165.24 as of April 5, 2023 and the annual cash retainer or base salary, as applicable, in effect as of the end of Fiscal 2022.

(3)

Mr. Abney joined the Board on August 11, 2021, and currently complies with our stock ownership guidelines because he has five years from the start of Fiscal 2022 to meet the required stock ownership level of 5x annual cash retainer.

(4)

Ms. Puma joined the Board on August 10, 2022, and currently complies with our stock ownership guidelines because she has five years from the start of Fiscal 2023 to meet the required stock ownership level of 5x annual cash retainer.

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Beneficial ownership of directors and executive officers

The following table includes information about the shares of Target common stock (our only outstanding class of equity securities) which are beneficially owned on April 5, 2023 or which the person has the right to acquire within 60 days of that date for each director, NEO in the “Summary compensation table” on page 53, and all current Target directors and executive officers as a group.

Directors	Shares issuable within 60 days(1)	Stock options exercisable within 60 days	Other shares held	Total shares beneficially owned(2)
David P. Abney	1,756	0	0	1,756
Douglas M. Baker, Jr.	30,298	0	3,895	34,193
George S. Barrett	11,882	0	0	11,882
Gail K. Boudreaux	2,485	0	0	2,485
Robert L. Edwards	17,132	0	10,000	27,132
Melanie L. Healey	16,503	0	0	16,503
Donald R. Knauss	17,132	0	11,688	28,820
Christine A. Leahy	3,394	0	0	3,394
Monica C. Lozano	15,191	0	0	15,191
Grace Puma	1,346	0	315	1,661
Derica W. Rice	4,651	0	0	4,651
Dmitri L. Stockton	12,621	0	0	12,621
NEOs
Brian C. Cornell	0	0	430,114	430,114
Michael J. Fiddelke	0	0	46,867	46,867
John J. Mulligan	0	0	108,644	108,644
Don H. Liu	0	0	51,478	51,478
A. Christina Hennington	0	0	32,148	32,148
All current directors and executive officers
As a group (21 persons)	134,391	36,819	873,066(3)	1,044,276
(1)

Includes shares of common stock that the named individuals may acquire on or before June 4, 2023 pursuant to the conversion of vested RSUs into common stock.

(2)

All directors and executive officers as a group own less than 1% of Target’s outstanding common stock. The persons listed have sole voting and investment power with respect to the shares listed.

(3)

Includes shares of common stock owned by executive officers in the Target 401(k) Plan as of April 5, 2023.

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Beneficial ownership of Target’s largest shareholders

The following table includes certain information about each person or entity known to us to be the beneficial owner of more than five percent of our common stock:

Name and address of >5% beneficial owner	Number of common shares beneficially owned	Percent of class(1)
The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355	42,782,234(2)	9.3%
BlackRock, Inc. 55 East 52nd Street New York, New York 10055	34,281,026(3)	7.4%
State Street Corporation State Street Financial Center One Lincoln Street Boston, Massachusetts 02111	33,123,664(4)	7.2%
Capital World Investors 333 South Hope Street 55th Floor Los Angeles, California 90071	31,778,911(5)	6.9%
(1)

Based on shares outstanding on April 5, 2023.

(2)

The Vanguard Group (Vanguard), as an investment adviser, reported its direct and indirect beneficial ownership on a Schedule 13G/A filed with the SEC on February 9, 2023. The filing indicates that as of December 30, 2022, Vanguard had sole voting power for 0 shares, shared voting power for 666,024 shares, sole dispositive power for 40,869,258 shares, and shared dispositive power for 1,912,976 shares.

(3)

BlackRock, Inc. (BlackRock), as a parent holding company, reported its direct and indirect beneficial ownership on a Schedule 13G/A filed with the SEC on January 31, 2023. The filing indicates that as of December 31, 2022, BlackRock had sole voting power for 30,160,776 shares, shared voting power for 0 shares, sole dispositive power for 34,281,026 shares, and shared dispositive power for 0 shares.

(4)

State Street Corporation (State Street), as a parent holding company, reported its direct and indirect beneficial ownership in various fiduciary capacities (including as trustee under the Target 401(k) Plan) on a Schedule 13G/A filed with the SEC on February 10, 2023. The filing indicates that as of December 31, 2022, State Street had sole voting power for 0 shares, shared voting power for 30,191,233 shares, sole dispositive power for 0 shares, and shared dispositive power for 33,040,753 shares, and that State Street Global Advisors Trust Company (SSgA Trust), a subsidiary of State Street, had sole voting power for 0 shares, shared voting power for 10,182,506, sole dispositive power for 0 shares, shared dispositive power for 23,984,384 shares, and aggregate beneficial ownership of 23,985,284 shares. Based on that information, SSgA Trust is also a beneficial owner of more than five percent of our common stock, holding 5.2% of Target’s outstanding common shares.

(5)

Capital World Investors (CWI), as an investment adviser, reported its direct and indirect beneficial ownership on a Schedule 13G filed with the SEC on February 13, 2023. The filing indicates that as of December 30, 2022, CWI had sole voting power for 31,742,632 shares, shared voting power for 0 shares, sole dispositive power for 31,778,911 shares, and shared dispositive power for 0 shares.

Delinquent Section 16(a) reports

SEC rules require us to disclose whether any of our directors, officers, and beneficial owners of more than 10% of our common stock did not timely file reports required by Section 16(a) of the Exchange Act during the most recent fiscal year. Two of Target’s officers, John Mulligan and Laysha Ward, each had one Form 4 filing reporting three transactions that were not technically reported on a timely basis during Fiscal 2022. Although both of those Form 4 filings were transmitted by our third-party filing system before the submission deadline, the filings were not accepted by the SEC until after the submission deadline.

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Compensation & Human Capital Management Committee Report

The Compensation & Human Capital Management Committee has reviewed and discussed the following CD&A with management. Based on this review and discussion, the Compensation & Human Capital Management Committee recommended to the Board that the CD&A be included in the 2022 Annual Report and the 2023 Proxy Statement.

Compensation & Human Capital Management Committee

Monica C. Lozano, Chair
Douglas M. Baker, Jr.
George S. Barrett
Melanie L. Healey
Donald R. Knauss
Christine A. Leahy

Compensation Discussion and Analysis

Introduction

This CD&A focuses on how our NEOs were compensated for Fiscal 2022 and how their Fiscal 2022 compensation aligned with our pay for performance philosophy.

For Fiscal 2022 our NEOs were:

Name and principal position	Brian C. Cornell	Chair & Chief Executive Officer
	Michael J. Fiddelke	Executive Vice President & Chief Financial Officer
	John J. Mulligan	Executive Vice President & Chief Operating Officer
	Don H. Liu	Executive Vice President and Chief Legal & Risk Officer
	A. Christina Hennington	Executive Vice President & Chief Growth Officer

CD&A table of contents	Executive summary Our framework for executive compensation Other benefit elements Compensation governance	37 42 49 49

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Executive summary

Target’s long-term growth strategy and the investments made in taking care of our team continued to deliver top-line growth throughout Fiscal 2022. In a year marked by extraordinary inflationary pressures and rapidly changing consumer purchasing habits, our team was steadfast in our dedication to maintaining momentum and relevance with our guests, driving traffic growth of 2.1% and revenue growth of 2.9% on top of record growth in 2020 and 2021. Same-day services (Drive Up, Order Pickup, and Shipt) continued to resonate with our guests, growing 7% in 2022. Beyond our fulfillment options, our balanced multi-category assortment continued to satisfy our guests’ ever-changing needs.

Our bottom-line performance was well below expectations for Fiscal 2022, driven in part by decisive inventory actions we undertook due to rapidly changing guest buying patterns, allowing us to offer fresh inventory and an uncluttered shopping experience. Industry-wide cost inflation, supply chain disruption, shortage trends, and higher-than-expected promotional levels also pressured profitability.

We continually keep our team at the heart of our strategy. We foster a culture in which we care for each other, invest in the growth of our people, and win together as a team. Caring for our team helps us attract, retain, and develop a diverse workforce, and create equitable and inclusive workplaces that accelerate opportunity. In the last year, notable impacts from our total rewards offerings included:

•

Setting a starting wage range of $15 to $24 per hour to competitively position Target in every market in which we operate.

•

Reducing the waiting period to enroll in our comprehensive health care benefits package. We also lowered the working hours requirement to enroll in Target’s benefits, including medical and well-being benefits, and the Target 401(k) Plan. With these changes, about 20% of our team became newly eligible for these benefits.

•

Providing access to tuition-free undergraduate and associates degrees through Dream to Be, our industry-leading education assistance benefit for all Team Members. This is a part of our ongoing commitment to promote equitable access to education and to create inclusive career development opportunities and pathways for our workforce.

These investments in our team demonstrate our commitment to delivering on our Target Forward strategy, which aims in part to create opportunity and equity for our team, partners, and guests. Additional information about Target Forward is provided on page 15.

Despite ongoing challenges in the external environment, the flexibility of our business model and the resilience of our team delivered top-line growth while continuing to invest in our business and communities, as illustrated in the “Financial performance highlights for Fiscal 2022” on the following page.

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Financial performance highlights for Fiscal 2022

Comparable Sales growth	Sales fulfilled by stores	Change in Adjusted EPS(1)
2.2%	96.7%	(55.7) %

After-tax ROIC (2)	5% of profits given to communities (3)	Capital invested in the business
12.6%	$328M	$5.5B

(1)

Adjusted EPS, a non-GAAP metric, excludes the impact of certain items. See page 24 of the 2022 Annual Report for a reconciliation of Adjusted EPS to GAAP diluted EPS and page 20 of the 2022 Annual Report for the calculation of the “Change in Adjusted EPS” provided above.

(2)

ROIC is a ratio based on GAAP information, with the exception of the add-back of operating lease interest to Operating Income. The calculation of the number provided above is disclosed on page 26 of the 2022 Annual Report.

(3)

Calculated based on the average of the prior three years of pre-tax profits. Includes cash and in-kind donations from Target and the Target Foundation.

The pay programs described throughout our CD&A align with our pay for performance philosophy and are structured based on financial and operational performance and shareholder outcomes.

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Shareholder support for our 2022 advisory vote on executive compensation and shareholder outreach program

At the 2022 Annual Meeting, shareholders approved our Say on Pay proposal in support of our executive compensation program by a vote of 92.7%, in line with the 2021 vote of 92.9% and 2020 vote of 93.6%. We believe it is important to consider shareholder feedback as we design and evaluate our executive compensation program.

As described on page 18, we regularly communicate with our shareholders regarding a variety of topics and involve independent directors in these conversations, as appropriate. We welcome continued engagement on compensation matters and other issues relevant to our business.

Executive compensation guiding principles

We believe executive compensation should be directly linked to performance and long-term value creation for our shareholders. With that in mind, three principles guide our compensation program:

•

Deliver on our pay for performance philosophy in support of our strategy.

•

Provide a framework that encourages outstanding financial results and shareholder returns over the long-term.

•

Attract, retain, and motivate a premier management team to sustain our distinctive brand and its competitive advantage in the marketplace.

A significant portion of our executive compensation is at risk, so the actual compensation realized by our NEOs may vary from targeted compensation based upon the level of achievement of specified performance objectives and stock price performance.

Pay for performance

We have a long-standing belief that our executive compensation should directly reflect our organization’s performance with substantial emphasis on creating long-term value for our shareholders. We do that by providing our NEOs a mix of base salary, short-term, and long-term incentives with compensation opportunities measured by a variety of time horizons to balance our near-term and long-term strategic goals.

Annual TDC is the summed at-goal value of each pay component and is used by the Compensation & Human Capital Management Committee as the measure of the intended total value of pay at the time the pay decision is made, understanding that the actual amount earned will be higher or lower based on actual performance.

Consistent with our guiding principles, 92% of CEO Annual TDC and 84% of other NEO Annual TDC is performance-based. In addition, 100% of our annual LTI awards feature relative performance-based metrics.

Importantly, the financial metrics we use for our pay programs are either based directly on GAAP financial measures, or in the specific circumstances in which they are not, we explain how and why they differ from GAAP.

(1)

Annual TDC differs from the “Total” for Fiscal 2022 in the “Summary compensation table” on page 53 because it (a) includes STIP opportunity at-goal as approved, rather than the actual payout that was earned, (b) includes the annual PSU and PBRSU awards based on the dollar value used by the Compensation & Human Capital Management Committee in determining the number of shares granted, rather than the aggregate grant date fair value of awards, as computed in accordance with FASB ASC Topic 718, and (c) excludes the items shown under the “Change in pension value and nonqualified deferred compensation earnings” and “All other compensation” columns.

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How annual CEO pay is tied to performance

The following pay elements are performance-based and represent a significant percentage of Annual TDC.

•

STIP — Payouts range from 0% to 200% of goal depending on Sales, Incentive Operating Income, and the assessment of the team scorecard.

•

PSUs — Payouts range from 0% to 200% of goal depending on Adjusted Sales growth, EPS growth, and ROIC performance relative to our retail peer group. Payout value is also tied to stock price performance.

•

PBRSUs — Payouts range from 75% to 125% of goal depending on TSR performance relative to our retail peer group. Payout value is also tied to stock price performance.

Performance highlights

The following graphs highlight our historical performance on key metrics that we used in our executive compensation programs over each of the last three years. The metrics used in our compensation program are described in more detail in the CD&A narratives for each compensation element, as well as in the footnotes on this page.

(1)

Sales is as reported on page 37 of the 2022 Annual Report. For our STIP compensation element, we use Sales as reported above. For our PSU compensation element, we use Adjusted Sales which is calculated using Sales as reported above and the reported sales results of our retail peer group with adjustments, if any, as described on pages 45-46.

(2)

Operating Income is as reported on page 37 of the 2022 Annual Report and provides the basis for Incentive Operating Income, which is one of the metrics we use in our STIP compensation element. Incentive Operating Income, a non-GAAP metric, represents Operating Income on a pre-short-term incentive compensation basis and is calculated by excluding short-term incentive expense from our Operating Income.

(3)

EPS is as reported on page 37 of our 2022 Annual Report. For PSUs, we use EPS as reported above, except that for Fiscal 2021 we excluded the impact of the one-time gain on sale of the Dermstore business, which decreased the amount by $0.55 per share to $13.55.

(4)

ROIC is a ratio based on GAAP information, with the exception of the add-back of operating lease interest to Operating Income. For Fiscal 2022 and Fiscal 2021 it is as reported on page 26 of the 2022 Annual Report and, for Fiscal 2020, page 26 of our 2021 Annual Report. For PSUs, we use ROIC as reported above, except that for Fiscal 2021 we excluded the impact of the one-time gain on sale of the Dermstore business from net operating profit after tax and excluded net assets of Dermstore from average invested capital in the ROIC calculation, which decreased the amount by 1.2 percentage points.

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Incentive measures and actual performance

Actual payouts vary based on performance against goals approved by the Compensation & Human Capital Management Committee at the beginning of the performance period. Our ongoing incentive programs have a proven track record of variable payouts based on performance over time.

•

Our STIP is based on a combination of absolute financial goals and progress made toward key strategic priorities.

•

100% of our ongoing LTI program features performance-based metrics and is tied to relative performance versus our retail peers over a three-year time period.

	Component	Weight	Metric	Goal(1)	Actual(1)	Actual performance as a percentage of goal	Payout as a percentage of goal	Overall weighted payout as a percentage of goal
2022 STIP Performance	Financial	67%	Sales	$111,094	$107,588	96.8%	24%	16%
			Incentive Operating Income(2)	$9,632	$4,067	42.2%
	Team scorecard	33%				N/A	75%	25%
Total payout as a percentage of goal								41%
	Award type	Metric	Performance rank relative to peers	Actual payout as a percentage of goal	Overall payout as a percentage of goal
2020-2022 LTI Performance	PSUs	Adjusted Sales CAGR	5 of 19	184%	140.7%
		EPS CAGR	11 of 19	78%
		ROIC	5 of 19	159%
			Performance rank relative to peers(3)	TSR(4)	Overall payout as a percentage of goal
	PBRSUs	TSR	9 of 18	38%	100%
(1)

In millions.

(2)

See the “Performance highlights” tables and footnotes on page 40 for a description of how Incentive Operating Income is calculated from our financial statements.

(3)

The retail peers for PBRSUs excludes Publix. For more information, see “PBRSUs” on page 48.

(4)

TSR is calculated based on the stock price of each company on the first and last day of the performance period using the average of each company’s stock price for the 90 calendar days immediately preceding the two measurement dates.

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Our framework for executive compensation

Elements of annual TDC(1)

	Element	Key characteristics	Link to shareholder value	How we determine amount
Fixed	Base salary	Fixed compensation component payable in cash, representing less than 20% of Annual TDC for our NEOs. Reviewed annually and adjusted when appropriate.	A means to attract and retain talented executives capable of driving superior performance.	Based on individual contributions to business outcomes, the scope and complexity of each role, future potential, market data, and internal pay equity.

Performance-based	Short-term incentives	Variable compensation component payable in cash based on Target’s performance against financial goals and progress made toward key strategic priorities.

Financial goals are tied to achievement of key financial measures.

NEOs are also evaluated against identified strategic initiatives important to driving sustainable, durable, and profitable Sales growth.

Financial component is based on:

•

Sales

•

Incentive Operating Income

Team scorecard is based on the Compensation & Human Capital Management Committee’s assessment of our NEOs’ progress toward strategic priorities.

	Performance share units	PSUs cliff vest at the end of the performance period and payouts are based on relative performance during the performance period versus our retail peer group.	PSUs recognize our NEOs for achieving superior long-term relative performance on three key metrics: • Adjusted Sales growth • EPS growth • ROIC	Based on individual contributions to business outcomes, potential future contributions, historical grant amounts, retention considerations, and market data.
	Performance-based restricted stock units	PBRSUs cliff vest at the end of the performance period with payouts based on relative TSR performance during the performance period versus our retail peer group.	Fosters a culture of ownership, aligns the long-term interests of our NEOs with our shareholders, and rewards or penalizes based on relative TSR performance.	Based on individual contributions to business outcomes, potential future contributions, historical grant amounts, retention considerations, and market data.
(1)

See page 39 for a description of how the Compensation & Human Capital Management Committee uses Annual TDC and how it differs from the “Total” in the “Summary compensation table” on page 53.

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Base salary

We provide base salary as a means to deliver a stable amount of cash compensation to our NEOs. To align with our pay for performance philosophy, this non-variable element of our executive compensation represents the smallest portion of Annual TDC.

In March 2022, the Compensation and Human Capital Management Committee approved a Fiscal 2022 base salary increase of $25,000 for Mr. Fiddelke in consideration of his performance as well as market positioning relative to our retail and general industry peers.

Short-term incentives

All NEOs are eligible to earn cash awards under our STIP program, which is designed to motivate and reward executives for performance on key annual measures. The financial component of our STIP program is based on two financial metrics: Sales (50%) and Incentive Operating Income (50%). See the “Performance highlights” tables and footnotes on page 40 for a description of how Sales are reported and how Incentive Operating Income is calculated from our financial statements.

As disclosed in our 2022 Proxy Statement, we made one-time changes to our Fiscal 2021 STIP design based on expected volatility in the economy and consumer sentiment caused by the pandemic. In Fiscal 2022, we reverted to our annual financial performance goals.

The following table shows financial and team scorecard payouts expressed as a percentage of goal. The at-goal pay opportunity is 200% of base salary for our CEO and 100% of base salary for our other NEOs.

	Fiscal 2022 (payout as a percentage of goal)
Component	Weight	Threshold	Goal	Maximum
Financial component (Sales 50%, Incentive Operating Income 50%)	67%	13%	67%	134%
Team scorecard	33%	7%	33%	66%
Total		20%	100%	200%

Fiscal 2022 financial STIP design, performance goals, and how we performed in comparison to these goals

The Fiscal 2022 goals and actual performance were:

Metric	Goal ($)(1)(2)	Actual ($)(1)	Actual performance as a percentage of goal	Payout as a percentage of goal for each metric	Financial component payout as a percentage of goal
Sales	$111,094	$107,588	96.8%	49%	24%
Incentive Operating Income(3)	$9,632	$4,067	42.2%	0%
(1)

Dollars in millions.

(2)

Threshold and maximum financial performance amounts are -/+5% of the Sales goal and -/+15% of the Incentive Operating Income goal.

(3)

See the “Performance highlights” tables and footnotes on page 40 for a description of how Incentive Operating Income is calculated from our financial statements.

When approving the incentive design and goals in March 2022, the Board took into account consumer environment and confidence, the economic environment (including rising inflation), and enterprise strategy and investments. The goals set at the beginning of the year required growth versus the prior year as follows:

•

Our Sales goal represented a 6.2% increase over the prior year, and a 20.2% increase over 2020.

•

Our Incentive Operating Income goal represented a 1.5% increase over the prior year and a 34.2% increase over 2020. This represented a 3.0% Operating Income growth over 2021 and 40.9% growth over 2020.

The environment continued to be volatile in Fiscal 2022, and while we maintained top-line growth, we saw significant headwinds to our profitability:

•

Sales increased 2.8% over the prior year, driven by store Sales growth of 3.2% (on top of 11.9% last year). The store Sales growth was driven primarily by traffic growth as guests increasingly chose Target as a convenient, reliable one-stop shop.

•

Incentive Operating Income decreased 57.1% from the prior year due in part to the actions we took to address inventory challenges. In addition, industry-wide cost inflation, supply chain disruption, shortage trends, and unexpectedly high promotional levels also pressured profitability.

The Compensation & Human Capital Management Committee approved a collective STIP financial outcome of 24% of goal payout, as generated under the plan and illustrated in the table provided above.

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Fiscal 2022 team scorecard assessment

The team scorecard provides a general structure for discussing and measuring performance of our NEOs as a group. The team scorecard component of the STIP in Fiscal 2022 emphasized the business outcomes we expect from the execution of our strategic priorities, and represents indicators that demonstrate the health of Target’s business and team.

For Fiscal 2022, the specific team scorecard progress indicators included: gain market share at the enterprise level and evaluate category level market share, advance progress on our new three-year enterprise DE&I goals, maintain strong team engagement, maintain utilization of same-day fulfillment services, and meet or exceed sales plans for new and remodeled stores.

Performance against these key indicators contributed to the overall team scorecard results:

•

Overall decrease in enterprise market share in 2022; however, all of our core merchandise categories delivered unit share growth.

•

Positive progress on three-year enterprise DE&I goals.

•

Team member survey results show that our team continues to be engaged in their work, with results representing a modest decrease over the prior year.

•

Growth in same-day services, represented by 7% growth in Drive Up, Order Pickup, and Shipt (on top of 45% growth last year), driven by the continued investments made in our supply chain and store operations.

•

Completed new store and remodels met or exceeded sales plans for Fiscal 2022.

Taking into consideration the outcomes described above, the Compensation & Human Capital Management Committee approved a 75% team scorecard payout.

Total Fiscal 2022 STIP payout

The following table shows the resulting overall weighted payout as a percentage of goal, based on actual financial performance and progress made on key team scorecard indicators as described above.

Component	Weight	Payout as a percentage of goal	Overall weighted payout as a percentage of goal(1)
Financial component	67%	24%	16%
Team scorecard	33%	75%	25%
		Total payout as a percentage of goal	41%
(1)

Since the at-goal pay opportunity is 200% of base salary for our CEO and 100% of base salary for our other NEOs, the actual payout is 82% of base salary for our CEO and 41% of base salary for our other NEOs.

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Long-term incentives

To align our NEOs pay outcomes with long-term performance, 100% of our annual LTI awards feature relative performance-based metrics. Annual LTI grants comprise the majority of each NEO’s total compensation.

Value of LTI awarded at grant

In determining the amount of individual LTI awards, the Compensation & Human Capital Management Committee considered each NEO’s individual contributions to business outcomes during the fiscal year, potential future contributions, historical annual grant amounts, and retention considerations, as well as market data for comparable executives from our retail and general industry peer groups. The annual LTI awards are granted in March of each year to ensure the full-year financial results for the most recently completed fiscal year may be considered prior to granting the awards. Once the total annual LTI award amount for a NEO is determined, 60% of that is granted in the form of PSUs and 40% in PBRSUs. Under this approach, strong long-term performance relative to peers becomes the key driver of compensation realized by our NEOs.

The Compensation & Human Capital Management Committee increased Mr. Cornell’s annual LTI award by $700,000, reflective of Mr. Cornell’s decisions that have positioned Target for long-term, durable success over his tenure. This increase resulted in positioning his overall TDC at the 75th percentile of the combined peer group, which aligns with our pay for performance philosophy. In addition, Mr. Fiddelke, Mr. Mulligan, and Mr. Liu received annual LTI award increases of $750,000, $500,000, and $200,000, respectively, in recognition of their contributions to business outcomes and their demonstrated leadership.

PSUs

In March 2022, the Committee granted the 2022-2024 PSU awards. As disclosed in the 2022 Proxy Statement, the Fiscal 2021 PSU grant included one time design changes due to the pandemic. Target has reverted to a performance period of three years with a maximum payout opportunity capped at 200%.

The design of our fully relative PSU program supports the critical drivers of our success while incenting our performance relative to competing retailers. Our metrics reflect how we envision success in the execution of our strategy: to grow the top-line relative to the retail sector, to grow it profitably, and to prudently deploy capital to drive the business.

Our PSUs have a three-year performance period with the number of shares based on the following three equally weighted relative metrics versus our retail peer group:

•

Adjusted Sales growth. The compound annual growth rate in Adjusted Sales over the performance period, relative to our retail peer group, including adjustments to our reported results or those of our peer group, as described on the following page.

•

EPS growth. The compound annual growth rate of our EPS versus the reported EPS of our retail peer group.

•

ROIC. Average net operating profit after-tax divided by average invested capital for both our results and our retail peer group, excluding discontinued operations.

See the “Performance highlights” tables and footnotes on page 40 for a description of where Sales, EPS, and ROIC are reported in our 2022 Annual Report and, as applicable, our 2021 Annual Report. The following example illustrates potential PSU payouts at various levels of performance for the annual grant made in Fiscal 2022:

For more information about our peer groups, see pages 50-51.

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PSU adjustments

The intent of our PSU program is to measure performance relative to our peer group on the three previously described metrics. To achieve this measurement objectively, we base the initial rankings on annual reported financial results of each member of the retail peer group and Target (unless determined otherwise on the grant date). The Compensation & Human Capital Management Committee has reserved discretion to adjust the reported financial results for Target or any member of the retail peer group if it believes such adjustments necessary to properly gauge Target’s relative performance.

For items known on the grant date, the Committee proactively addresses them as part of the award terms on the grant date. For example, the 53rd week from our Sales and those of our peers is excluded to ensure a consistent time frame comparison.

Historically, adjustments to Target’s results have included items that did not reflect our ongoing core operations or were needed to ensure consistent time frame comparisons over the performance period. These adjustments typically decreased participants’ resulting payouts. The Compensation & Human Capital Management Committee does not make adjustments that are inconsistent with Target’s performance.

For the 2020-2022 PSUs, this included:

•

Excluding the impact of the one-time gain in Fiscal 2021 due to Target’s sale of Dermstore from ROIC to prevent Target’s operational performance from being overstated due to the transaction; and

•

Excluding Dermstore’s sales and profits from the Fiscal 2019 base year used to determine Adjusted Sales growth and EPS growth over the respective performance period.

Other than as described above, no adjustments were made to our annual reported results or those of our peers in determining the payout of the 2020-2022 PSUs.

2020-2022 PSU payout

In April 2023, our NEOs received payouts with respect to the PSUs granted in March 2020 for the three-year performance period ended January 28, 2023. These awards were paid at 140.7% of the goal number of shares.

The following table summarizes the rankings and payout results for awards granted in Fiscal 2020. This outcome is based on comparing our results to those of the retail peer group approved at the time the PSUs were granted. The Adjusted Sales growth and EPS growth metrics utilize a base year of Fiscal 2019 and a final performance year of Fiscal 2022, while for ROIC we use an average of Fiscal 2020, Fiscal 2021, and Fiscal 2022.

Metric	Performance rank relative to peers	Actual payout as a percentage of goal	Overall payout as a percentage of goal
Adjusted Sales CAGR	5 of 19	184%	140.7%
EPS CAGR	11 of 19	78%
ROIC	5 of 19	159%

Consistent with the results discussed above, the Compensation & Human Capital Management Committee approved a total payout of 140.7%.

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Durable Model Award

As described in our 2020 Proxy Statement, the Durable Model Award (DMA) was granted in Fiscal 2019 to incent senior management to create a durable financial model as we transitioned from the end of our accelerated investment cycle and were challenged with sustainably and reliably growing Sales and profitability. The performance period for this award spanned Fiscal 2020, 2021, and 2022.

The DMA’s payout is based on actual performance against absolute financial performance goals that were critical in producing a long-term model to grow Sales profitably, while effectively managing capital equal to our long-range expectations at the time. The core metrics include Sales growth, Operating Income growth, and three-year average ROIC.

The payout was further subject to an incremental additive or subtractive modification based on Sales growth compared to Target’s census addressable market growth over the performance period. Target’s census addressable market is comprised of certain categories from the U.S. Census Bureau’s published Retail Trade and Food Services Report. Sales growth outperformance relative to Target’s census addressable market implies market share gains for Target while underperformance implies loss in market share.

Shortly after this award was granted, the pandemic onset occurred which had a significant impact to our business. Our performance over the period demonstrated the durability and sustainability of the business model, resulting in maximum payouts for two of the three core metrics, as well as achieving the additive market share modifier. While Operating Income performance was tracking above goal in the first two years of the performance period, the payout was affected by the proactive inventory actions we undertook in Fiscal 2022, the final year of the performance period. Accordingly, Operating Income growth was below threshold performance, resulting in zero payout for this metric.

As outlined below, actual performance on the core metrics described above produced a payout of 133.3% of goal. The market share modifier contributed an incremental payout of 50% of goal. Consistent with these results, the Compensation & Human Capital Management Committee approved the total payout of 183.3%.

Core metrics	Goal	Actual	Payout percentage
Sales CAGR	4%	12%	200%	Overall payout percentage using average of core metrics	133.3%
Operating Income CAGR	7%	(6)%	0%
Average ROIC	15.33%	23%	200%

Market share modifier	Actual Sales CAGR	Target vs. Target’s census addressable market (bps)	Payout percentage
Target	11.8%	297	50%	+ Market share modifier	50%
Target census addressable market	9.1%
Overall payout as a percentage of goal	183.3%

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PBRSUs

Our PBRSUs have a three-year performance period with the number of shares based on relative three-year TSR performance versus our retail peer group. The number of shares earned under the PBRSUs will be adjusted up or down by 25 percentage points if Target’s TSR is in the top one-third or bottom one-third for the retail peer group, respectively, over the three-year vesting period. These stock-settled awards cliff vest at the end of the performance period.

The following example illustrates potential PBRSU payouts at various levels of performance for the annual grant made in Fiscal 2022:

(1)

The retail peers for PBRSUs exclude Publix Super Markets, Inc. because it establishes its stock price on an annual basis, which makes it inappropriate for assessing our Relative TSR performance.

For more information about our peer groups, see pages 50-51.

2020-2022 PBRSU payout

In March 2023, our NEOs received payouts with respect to the PBRSUs granted in March 2020 for the three-year performance period ended January 28, 2023. With a TSR ranking of 9 out of 18 relative to our retail peers, the Compensation & Human Capital Management Committee approved a total payout of 100% of the goal number of shares. This outcome is based on comparing our results to those of the retail peer group approved at the time the PBRSUs were granted.

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Other benefit elements

We offer the following other benefits to our NEOs:

•

Pension Plan. We maintain a Pension Plan for Team Members hired prior to January 2009 who meet certain eligibility criteria. We also maintain Supplemental Pension Plans for those Team Members who are subject to IRS limits on the basic Pension Plan or whose pensions are adversely impacted by participating in our deferred compensation plan. Our pension formula under these plans is the same for all participants—there are no enhanced benefits provided to our NEOs beyond extending the pension formula to earnings above the qualified plan limits or contributed to our deferred compensation plan.

•

Target 401(k) plan. The Target 401(k) Plan is available to all Team Members after 90 days of employment. There is no enhanced benefit for our NEOs.

•

EDCP. For a broad management group we offer the EDCP, which is a non-qualified, unfunded, individual account deferred compensation plan. The plan’s investment options generally mirror the Target 401(k) Plan, but also includes a fund based on Target common stock.

•

Perquisites. We provide certain perquisites to our NEOs, principally to allow them to devote more time to our business and to promote their health and safety. In addition, we provide benefits to our NEOs that we believe serve a business purpose for Target, but which are considered perquisites under SEC disclosure rules. The Compensation & Human Capital Management Committee reviews perquisites annually for consistency with our philosophy. Mr. Cornell is only eligible for perquisites that serve a business purpose for Target or support his safety, health and well-being, such as home security, parking, executive physical, and personal use of company-owned aircraft for security reasons.

•

Income continuation plan. We provide an ICP to our NEOs who are involuntarily terminated without cause to assist in their occupational transitions.

Additional information on our Pension Plan, Target 401(k) Plan, EDCP, and perquisites is provided in the footnotes and tables that follow the “Summary compensation table” on page 53. See Note 2 to the “Table of potential payments upon termination or change-in control” on page 60 for additional information about the ICP.

Compensation governance

Target’s executive compensation practices

Practice	Description	Page(s)
Pay for performance	A significant percentage of the total direct compensation package features performance-based metrics, including 100% of our annual LTI awards.	39-40
Robust stock ownership guidelines	We have stock ownership guidelines of 7x base salary for the CEO, 3x base salary for Non-CEO NEOs, and 5x the annual cash retainer for the Board.	32
Annual shareholder “Say on Pay”	We value our shareholders’ input on our executive compensation programs. Our Board seeks an annual non-binding advisory vote from shareholders to approve the executive compensation disclosed in the CD&A, tabular disclosures, and related narrative of the 2023 Proxy Statement.	68
Double trigger change-in-control	We grant equity awards that require both a change-in-control and an involuntary termination or voluntary termination with good reason before vesting.	59
Annual compensation risk assessment	A risk assessment of our compensation programs is performed on an annual basis to ensure that our compensation programs and policies do not incentivize excessive risk-taking behavior.	52
Clawback policy	Our policy allows recovery of incentive cash, equity compensation, and severance payments when a senior executive’s intentional misconduct results in material financial or reputational harm or results in a need for a restatement of our consolidated financial statements.	52
Independent compensation consultant	The Compensation & Human Capital Management Committee retains an independent compensation consultant to advise on executive compensation programs and practices.	50
No hedging of company stock	Our NEOs and members of the Board may not directly or indirectly engage in transactions intended to hedge or offset the market value of Target common stock owned by them.	52
No pledging of company stock	Our NEOs and members of the Board may not directly or indirectly pledge Target common stock as collateral for any obligation.	52
No tax gross-ups	We do not provide tax gross-ups to our NEOs.
No dividends on unearned performance awards	We do not pay dividends on unearned performance awards.	56
No repricing or exchange of underwater stock options	Our equity incentive plan does not permit repricing or exchange of underwater stock options without shareholder approval.
No employment contracts	We do not use employment contracts with our NEOs.

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Process for determining executive compensation

Compensation & Human Capital Management Committee

The Compensation & Human Capital Management Committee is responsible for determining the composition and value of the pay packages for our Leadership Team. While the CD&A describes the executive compensation awarded to our NEOs, the process for setting executive compensation applies to the other members of our Leadership Team as well. The Compensation & Human Capital Management Committee receives assistance from two sources: (a) an independent compensation consulting firm, Semler Brossy, and (b) our internal executive compensation team, led by our Executive Vice President & Chief Human Resources Officer (EVP & CHRO).

All decisions regarding executive compensation are made solely by the Compensation & Human Capital Management Committee. The Compensation & Human Capital Management Committee may not delegate its primary responsibility of overseeing Leadership Team compensation, but it may delegate to management authority for our compensation plans that do not involve the setting of compensation levels for the Leadership Team. In addition, the Compensation & Human Capital Management Committee has established an Equity Subcommittee comprised of Ms. Lozano, Mr. Baker, Mr. Barrett, Ms. Healey, and Ms. Leahy for the purposes of granting equity awards to members of the Board and any Team Members who are subject to Section 16 of the Exchange Act and to take any action required to be performed by a committee or subcommittee of “non-employee directors” to preserve the exemption available under Rule 16b-3 of the Exchange Act.

Compensation & Human Capital Management Committee’s independent consultant

Semler Brossy has been retained by and reports directly to the Compensation & Human Capital Management Committee and does not have any other consulting engagements with management or Target. The Committee assessed Semler Brossy’s independence in light of the SEC and NYSE listing standards and determined that no conflict of interest or independence concerns exist.

With respect to CEO compensation, Semler Brossy provides an independent recommendation to the Compensation & Human Capital Management Committee, in the form of a range of possible outcomes, for the Compensation & Human Capital Management Committee’s consideration. In developing its recommendation, Semler Brossy relies on its understanding of Target’s business and compensation programs and its own independent research and analysis. Semler Brossy does not meet with our CEO with respect to CEO compensation. Semler Brossy provides an independent assessment of the CEO’s recommendations on NEO compensation to the Compensation & Human Capital Management Committee.

Compensation of the Non-CEO NEOs

In developing compensation recommendations for the Non-CEO NEOs, the EVP & CHRO provides our CEO with market data on pay levels and compensation design practices provided by management’s external compensation consultants, Willis Towers Watson and Korn Ferry Group, covering our retail and general industry peer group companies. Management’s outside consultants do not have any interaction with either the Compensation & Human Capital Management Committee or our CEO, but do interact with the EVP & CHRO and her team. In addition to providing market data, management’s external compensation consultants perform other services for Target unrelated to determining executive compensation.

Our EVP & CHRO and CEO work together to develop our CEO’s compensation recommendations to the Compensation & Human Capital Management Committee for the Non-CEO NEOs. The CEO alone is responsible for providing final compensation recommendations to the Compensation & Human Capital Management Committee for the Non-CEO NEOs.

Benchmarking using compensation peer groups

Peer group market positioning is another important factor considered in determining each NEO’s Annual TDC.

For each NEO, the Annual TDC levels and elements described in the preceding pages are annually evaluated relative to our retail and general industry peer group companies. The market comparisons are determined by use of compensation data obtained from publicly available proxy statements analyzed by Semler Brossy and proprietary survey data assembled by Willis Towers Watson and Korn Ferry Group.

Due to a range of factors, including the scope of NEO positions, tenure in role, and company-specific concerns, there is an imperfect comparability of NEO positions between companies. As a result, market position serves as a reference point in the Annual TDC determination process rather than a formula-driven outcome.

The retail peer group is formulated based on an initial screen of companies in the Global Industry Classification Standard retailing index with revenue from core retail operations greater than $15 billion. The retail peer group is also used within our LTI plans. Target’s relative performance compared to this peer group on key metrics determines overall payout for our PSUs and PBRSUs. The comparator group for PSUs and PBRSUs represents the prevailing retail peer group at the time of grant. Changes to the peer group impact prospective grants only (outstanding grants are not amended). As a result, there are differences between the retail peer group within our outstanding LTI cycles.

General industry companies are also included as a peer group because they represent companies with whom we compete for talent. Like the selected retailers, the general industry companies are large and among the leaders in their industries.

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The composition of the peer groups is reviewed annually to ensure it is appropriate in terms of company size and business focus, and any changes made are reviewed with Semler Brossy and approved by the Compensation & Human Capital Management Committee. The retail and general industry peer groups used for executive compensation granted in Fiscal 2022 are provided in the following table. There were no changes to those peer groups compared to those disclosed for Fiscal 2021.

2022 peer groups	Retail	Albertsons Companies, Inc.	The Kroger Co.	General industry	3M Company	McDonald’s Corporation
		Amazon.com, Inc.	Lowe’s Companies, Inc.		Abbott Laboratories	MetLife, Inc.
		Best Buy Co., Inc.	Macy’s, Inc.		Archer-Daniels-Midland Company	Mondelez International, Inc.
		Costco Wholesale Corporation	Nordstrom, Inc.		Cigna Corporation	NIKE, Inc.
		CVS Health Corporation	Publix Super Markets, Inc.		The Coca-Cola Company	PepsiCo, Inc.
		Dollar General Corporation	Rite Aid Corporation		Elevance Health, Inc. (fka Anthem, Inc.)	The Procter & Gamble Company
		Dollar Tree, Inc.	Ross Stores, Inc.		FedEx Corporation	Raytheon Technologies Corporation
		The Gap, Inc.	The TJX Companies, Inc.		General Mills, Inc.	Starbucks Corporation
		The Home Depot, Inc.	Walgreens Boots Alliance, Inc.		Johnson & Johnson	United Parcel Service, Inc.
		Kohl’s Corporation	Walmart Inc.		Johnson Controls International plc	UnitedHealth Group Incorporated
Marriott International, Inc.

The following table summarizes our scale relative to our retail and general industry peer groups. The financial information reflects fiscal year-end data available as of January 28, 2023:

	2022 peer group comparison(1)(2)
	Retail			General industry
	Revenues	Market cap	Employees	Revenues	Market cap	Employees
25th Percentile	$25,111	$10,207	84,643	$32,250	$57,025	79,000
Median	$50,155	$33,151	181,500	$64,388	$126,330	102,000
75th Percentile	$141,205	$118,504	313,000	$93,512	$200,798	174,000
Target Corporation	$109,120	$77,567	440,000	$109,120	$77,567	440,000
(1) All dollar amounts in millions. (2) Data Source: Equilar.

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Compensation policies and risk

Compensation risk assessment

As part of our regular review of our compensation practices, we conduct an analysis of whether our compensation policies and practices for our Team Members create material risks to Target. Our risk assessment is two pronged. First, we take a “top-down” approach by evaluating whether our compensation programs and policies intensify top enterprise-wide risks. Next, we take a “bottom-up” approach to assess the following key compensation risk areas: performance measures, pay mix, goal setting and performance curve, leverage, magnitude of pay, calculation of performance, participant communication, severance, and corporate governance.

The results of this analysis, which concluded that our policies and practices do not create risks that are reasonably likely to have a material adverse effect on Target, were reviewed by the Compensation & Human Capital Management Committee’s independent consultant and discussed with the Compensation & Human Capital Management Committee. More specifically, this conclusion was based on the following considerations:

Compensation risk considerations
Pay mix

Compensation mix of base salary and short-term and long-term incentives provides compensation opportunities measured by a variety of time horizons to balance our near-term and long-term strategic goals.

Performance metrics

A variety of distinct performance metrics are used in both the short-term and long-term incentive plans. This “portfolio” approach to performance metrics encourages focus on sustained and holistic overall company performance.

Performance goals

Goals are approved by our independent directors at the beginning of the performance period and take into account our historical performance, current strategic initiatives, and the expected macroeconomic environment. Our short-term and long-term incentive compensation programs are designed with payout curves and leverage that support our pay for performance philosophy. The relative nature of our LTI programs does not require setting absolute multi-year goals. Notably, our PSU program requires above median performance versus peers to earn an at-goal payout.

Equity incentives

Equity incentive programs and stock ownership guidelines are designed to align management and shareholder interests by providing vehicles for our NEOs to accumulate and maintain an ownership position in Target.

Risk mitigation policies

We incorporate several risk mitigation policies into our executive compensation program, including:

•

The Compensation & Human Capital Management Committee’s ability to use “negative discretion” to determine appropriate payouts under formula-based plans,

•

A clawback policy to recover incentive compensation if a senior executive’s intentional misconduct results in material financial or reputational harm, or results in a need for a restatement of our consolidated financial statements,

•

Stock ownership guidelines for our NEOs and Board, and

•

Anti-hedging and anti-pledging policies.

Clawback policy

Our clawback policy allows for recovery of compensation if a senior executive’s intentional misconduct:

•

violates the law, our code of ethics, or any significant ethics or compliance policy, and

•

results in material financial or reputational harm or results in a need for a restatement of our consolidated financial statements.

The compensation elements that are subject to recovery under this policy include all:

•

amounts paid under the STIP (including any discretionary payments),

•

awards under our LTI plans whether exercised, vested, unvested, or deferred, and

•

amounts paid under the ICP.

All recoveries are determined in the discretion of the Compensation & Human Capital Management Committee.

Anti-hedging and anti-pledging policies

Members of the Leadership Team, which includes the CEO and other NEOs, members of the Board, and all Team Members are prohibited from directly or indirectly engaging in capital transactions intended to hedge or offset the market value of Target common stock owned by them. In addition, the Leadership Team and members of the Board are prohibited from pledging Target common stock owned by them as collateral for any loan. All of our Leadership Team and members of the Board are in compliance with these policies.

Grant timing practices

The following practices have not been formalized in a written policy, but have been regularly followed:

•

Our annual LTI grant coincides with a regularly scheduled Board meeting that is scheduled more than one year in advance. Currently, the annual LTI awards are granted at the March Board meeting. The Board has retained discretion to change the annual grant date in the future under appropriate circumstances.

•

We have no practice or policy of coordinating or timing the release of company information around our grant dates.

•

We occasionally grant equity compensation to our NEOs outside of our annual LTI award cycle for new hires, promotions, recognition, retention, or other purposes. If the grant date is after the approval date, it must be on a date specified at the time of approval.

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Compensation tables

Summary compensation table

The following “Summary compensation table” contains values calculated and disclosed according to SEC reporting requirements. Salary, Bonus, and Non-Equity Incentive Plan compensation amounts reflect the compensation earned during each fiscal year. Stock Awards reflect awards with a grant date during each fiscal year.

Name and principal position	Fiscal year	Salary	Bonus(1)	Stock awards(2)(3)	Non-equity incentive plan compensation(4)	Change in pension value and nonqualified deferred compensation earnings(5)	All other compensation(6)	Total
Brian C. Cornell	2022	$1,400,000	$693,000	$14,476,318	$450,240	$0	$645,338	$17,664,896
Chair & Chief Executive Officer	2021	$1,400,000	$1,201,200	$13,749,937	$2,795,240	$0	$612,389	$19,758,766
	2020	$1,400,000	$1,120,000	$12,266,366	$4,480,000	$0	$488,822	$19,755,188
Michael J. Fiddelke	2022	$746,027	$184,673	$3,102,051	$119,982	$14,843	$163,026	$4,330,602
Executive Vice President & Chief Financial Officer	2021	$709,110	$304,208	$2,326,264	$707,904	$13,729	$165,519	$4,226,734
	2020	$625,000	$250,000	$1,729,915	$1,000,000	$11,584	$88,783	$3,705,282
John J. Mulligan	2022	$1,000,000	$247,500	$5,687,359	$160,800	$0	$223,514	$7,319,173
Executive Vice President & Chief Operating Officer	2021	$1,000,000	$429,000	$5,169,154	$998,300	$0	$1,628,149	$9,224,603
	2020	$1,000,000	$400,000	$5,242,027	$1,600,000	$272,541	$2,842,143	$11,356,711
Don H. Liu	2022	$650,000	$160,875	$2,791,958	$104,520	$0	$123,814	$3,831,167
Executive Vice President and Chief Legal & Risk Officer	2021	$650,000	$278,850	$2,584,666	$648,895	$0	$144,884	$4,307,295
	2020	$650,000	$260,000	$2,621,013	$1,040,000	$0	$110,410	$4,681,423
A. Christina Hennington	2022	$717,055	$177,534	$2,533,360	$115,343	$15,475	$197,914	$3,756,681
Executive Vice President and Chief Growth Officer

(1)

The “Bonus” amount shows actual payouts earned under our STIP for the team scorecard component.

(2)

Amounts represent the aggregate grant date fair value of awards made each fiscal year, as computed in accordance with FASB ASC Topic 718. See Notes 21 and 22, Share-Based Compensation, in the 2022 Annual Report and the 2021 Annual Report, respectively, for a description of our accounting and the assumptions used.

(3)

Represents the aggregate grant date fair value of PSUs and PBRSUs that were computed based on the probable outcome of the performance conditions as of the grant date. Actual payments will be based on degree of attainment of the performance conditions and our stock price on the settlement date. The range of payments for the PSUs granted in Fiscal 2022 is as follows:

Name	Minimum amount	Amount reported	Maximum amount
Mr. Cornell
PSU Granted 3/9/22	$0	$8,400,065	$16,800,130
Mr. Fiddelke
PSU Granted 3/9/22	$0	$1,800,014	$3,600,028
Mr. Mulligan
PSU Granted 3/9/22	$0	$3,300,134	$6,600,268
Mr. Liu
PSU Granted 3/9/22	$0	$1,620,077	$3,240,154
Ms. Hennington
PSU Granted 3/9/22	$0	$1,470,022	$2,940,044

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(4)

The “Non-equity incentive plan compensation” amount shows actual payouts earned under the financial component of our STIP.

(5)

The “Change in pension value and nonqualified deferred compensation earnings” amount represents the change in the qualified pension amounts for NEOs who are eligible for our Pension Plan, SPP I, or SPP II and reflects the additional pension benefits attributable to additional service, increases in eligible earnings, and changes in the discount rate. Consistent with applicable law, the accrued benefits under the Pension Plan cannot be reduced; however, the present value of the benefit is dependent on the discount rate used, which can result in a decrease in value during the year. Where the amount is a decrease for the year, the table must reflect $0 under applicable disclosure rules. The discount rates used in Fiscal 2022, 2021, and 2020 were 4.83%, 3.30%, and 2.84%, respectively. For Fiscal 2022, the actual change in the qualified pension plan amount was an increase of $14,843 for Mr. Fiddelke, a decrease of $155,124 for Mr. Mulligan, and an increase of $15,475 for Ms. Hennington. In the case of Mr. Mulligan, who is enrolled in the Final Average Pay Formula plan, described in more detail on page 57, the increase in interest rates from Fiscal 2021 to Fiscal 2022 led to a decrease in the present value of qualified pension benefits, so his amount in the table for Fiscal 2022 is $0. Mr. Cornell and Mr. Liu are not eligible for the Pension Plan, SPP I, or SPP II because they were hired after January 2009.

(6)

The “All other compensation” amounts reported for Fiscal 2022 include the elements in the following table.

Name	Restored match credits	Life insurance	SPP adjustments	Perquisites	Total
Mr. Cornell	$267,264	$23,760	$0	$354,314	$645,338
Mr. Fiddelke	$87,860	$5,400	$64,482	$5,284	$163,026
Mr. Mulligan	$121,365	$258	$0	$101,891	$223,514
Mr. Liu	$78,887	$23,760	$0	$21,167	$123,814
Ms. Hennington	$82,936	$5,400	$63,210	$46,368	$197,914

Restored match credits. Restored match credits represent matching contributions made by Target into a participant’s EDCP account where matching contributions for eligible pay are not able to be made into the participant’s Target 401(k) Plan account because of IRC limits. The amount of the restored match credits may represent up to a maximum of 5% of eligible pay allocated between the participant’s Target 401(k) Plan and EDCP accounts. The 5% match rate is the same for all Team Members.

Life insurance. Life insurance represents the dollar value of life insurance premiums paid by Target.

SPP adjustments. SPP adjustments represent fluctuations of supplemental pension plan benefits that are credited or debited to the NEO’s EDCP accounts. These benefits are based on our normal pension formulas. As applicable, they are affected by final average pay, service, age, and changes in interest rates. The decrease in Mr. Mulligan’s “All other compensation” amounts from Fiscal 2021 to Fiscal 2022 was primarily due to the reduction in his SPP benefit value caused by rising interest rates, which results in a negative SPP adjustment. Specifically, $1,207,328 was deducted from his EDCP account.

Perquisites. The dollar amount of “Perquisites” in this Note’s table represents the incremental cost of providing the perquisite. We generally measure incremental cost by the additional variable costs attributable to personal use, and we disregard fixed costs that do not change based on usage. Incremental cost for personal use of company-provided aircraft was determined by including fuel cost, landing fees, on-board catering, any variable maintenance costs attributable to personal flights, any commuting expenses to and from the airport, and related unoccupied positioning, or “deadhead,” flights. Mr. Cornell is eligible only for perquisites that serve a business purpose for Target or support his safety, health, and well-being, namely: reimbursement of home security expenses, on-site parking, executive physical, and personal use of company-owned aircraft (including to travel to outside board meetings) for security reasons. The perquisites for our Non-CEO NEOs typically consist of reimbursement of financial management expenses, reimbursement of home security expenses, on-site parking, spousal travel on business trips, limited personal use of company-owned aircraft (including to travel to outside board meetings), and executive physicals. The only individual perquisites that exceeded $25,000 were Mr. Cornell’s personal use of company-owned aircraft for security reasons, which amounted to $333,147, and Mr. Mulligan’s personal use of company-owned aircraft for travel to outside board meetings, which amounted to $78,309. No tax gross-ups are provided on these perquisites.

In addition to the perquisites described in this Note and quantified in this Note’s table, the NEOs occasionally use support staff time for personal matters, principally to allow them to devote more time to our business, and receive personal use of empty seats on business flights of company-owned aircraft, and personal use of event tickets when such tickets are not being used for business purposes, each of which are benefits for which we have no incremental cost.

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Grants of plan-based awards in Fiscal 2022

Name	Grant date	Estimated possible payouts under non-equity incentive plan awards(1)			Estimated future payouts under equity incentive plan awards(2)			Grant date fair value of stock awards(3)
		Threshold	Target	Maximum	Threshold (#)	Target (#)	Maximum (#)
Brian C. Cornell	3/9/22	$378,000	$1,876,000	$3,752,000
	3/9/22				0	38,794	77,588	$8,400,065
	3/9/22				19,398	25,863	32,329	$6,076,253
Michael J. Fiddelke	3/9/22	$97,500	$502,500	$1,005,000
	3/9/22				0	8,313	16,626	$1,800,014
	3/9/22				4,157	5,542	6,928	$1,302,037
John J. Mulligan	3/9/22	$130,000	$670,000	$1,340,000
	3/9/22				0	15,241	30,482	$3,300,134
	3/9/22				7,621	10,161	12,702	$2,387,225
Don H. Liu	3/9/22	$84,500	$435,500	$871,000
	3/9/22				0	7,482	14,964	$1,620,077
	3/9/22				3,741	4,988	6,235	$1,171,881
A. Christina Hennington	3/9/22	$94,250	$485,750	$971,500
	3/9/22				0	6,789	13,578	$1,470,022
	3/9/22				3,395	4,526	5,658	$1,063,338
(1)

Awards represent potential payments under the financial component of our annual STIP in Fiscal 2022, which are based on specified target levels of Incentive Operating Income and Sales, as described on pages 43-44 of the CD&A. The actual payouts earned under the financial component of our annual STIP are reflected in the “Non-equity incentive plan compensation” column of the “Summary compensation table.” 67% of the annual STIP is based on the financial component, and 33% is based on the team scorecard component, as described on pages 43-44. The threshold, goal, and maximum payouts for the team scorecard component as a percentage of goal, which are not included in the table above, are described on page 43 of the CD&A. To be eligible for a payment under the annual STIP, NEOs must be employed on the date the payments are made (typically in March of each year with respect to the preceding fiscal year), except in the event of death, disability, or retirement eligibility (termination other than for cause after age 55 with at least five years of service). The maximum payment for our annual STIP is the annual plan maximum, which is generally four times salary for our CEO and two times salary for Non-CEO NEOs.

(2)

Awards represent potential payments under PSUs and PBRSUs granted in Fiscal 2022. See the CD&A for a more detailed description of the performance measures for those awards. The other terms of the PSUs and PBRSUs are described in Note 2 to the “Outstanding equity awards at Fiscal 2022 year-end” table.

(3)

Grant date fair value for PSUs and PBRSUs was determined pursuant to FASB ASC Topic 718.

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Outstanding equity awards at Fiscal 2022 year-end

Name	Stock awards
	Number of shares or units of stock that have not vested(#)(1)	Market value of shares or units of stock that have not vested(1)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested(#)(2)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested(2)
Brian C. Cornell			173,350	$29,211,209
Michael J. Fiddelke	1,037	$174,745	32,312	$5,444,895
John J. Mulligan			66,294	$11,171,202
Don H. Liu			32,919	$5,547,181
A. Christina Hennington	1,251	$210,806	21,646	$3,647,567
(1)

Represents shares issuable under outstanding RSUs granted to both Mr. Fiddelke and Ms. Hennington in roles they held with Target prior to being appointed to positions on the Leadership Team on November 1, 2019 and January 15, 2020, respectively. Those RSUs vest in one-fourth increments on each of the first four anniversaries of the grant date. After vesting, the RSUs will be converted into shares of our common stock on a 1:1 basis. Dividend equivalents are accrued (in the form of additional units) on the RSUs during the vesting period and converted to shares if and after the underlying RSUs vest. Mr. Fiddelke and Ms. Hennington must generally be continuously employed for four years from the grant date in order to receive the shares, except vesting of 100% of the outstanding RSUs is accelerated in the event of death or disability.

(2)

The shares reported in these columns represent potentially issuable shares under outstanding PSUs and PBRSUs, which represent the right to receive a variable number of shares based on actual performance over the performance periods described in the CD&A of the applicable proxy statements for the years the awards were granted. The number of shares reported is based on our actual performance results through the end of Fiscal 2022 under the applicable performance measures and assuming that the payout will occur at the next highest level (threshold, target, or maximum). The performance levels required for payouts on outstanding awards are described in the CD&A of the applicable proxy statements for the years the awards were granted. The market value of stock reported is calculated by multiplying the number of shares by our Year-End Stock Price. As of the end of the Fiscal 2022, actual performance results for the 2021 PSUs and PBRSUs were at or above the target levels. Actual performance results for the 2022 PSUs and PBRSUs were below target levels. Based on these performances, the amounts in these columns represent payouts at the maximum level for 2021 awards, and payouts at the target level for 2022 awards.

Dividend equivalents are accrued (in the form of additional units) on PSUs and PBRSUs, respectively, during the vesting period and are subject to the same performance and other conditions as the underlying PSUs and PBRSUs. The dividend equivalents are converted to shares if and after the underlying PSUs and PBRSUs vest.

The payment date of the awards, to the extent they are earned, will generally be within 90 days after the date the Compensation & Human Capital Management Committee certifies the financial results following completion of the performance period. In addition, PSUs and PBRSUs granted on or after March 11, 2020 are subject to non-solicitation covenants. Vesting will also occur, and any shares earned upon certification of the financial results following completion of the performance period will be paid, if a termination occurs under the following circumstances prior to the end of the performance period (referred to as “vesting-extension provisions”):

•

Death or disability,

•

NEO is age 55 or greater and has at least 5 years of service,

•

For PSUs only, the NEO is age 45-54, has at least 15 years of service, and has worked for a specified minimum amount of the performance period (1-2 years, depending on age), or

•

For PBRSUs only, 50% of the shares subject to an award will vest if the recipient is involuntarily terminated without cause prior to the scheduled vesting date.

To receive these vesting-extension provisions, the NEO must sign an agreement that releases any claims against us and includes non-competition and non-solicitation covenants. If the termination is voluntary, the NEO must also have commenced discussions with Target regarding the NEO’s consideration of termination at least six months prior to termination. These vesting-extension provisions are not available if an executive officer’s employment is terminated for cause. If a NEO’s employment is terminated for cause, then all PSUs and PBRSUs are forfeited.

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Stock vested in Fiscal 2022

Name	Stock awards
	Number of shares acquired on vesting (#)	Value realized on vesting(1)
Brian C. Cornell	188,501	$31,016,835
Michael J. Fiddelke	43,632	$7,242,380
John J. Mulligan	83,613	$13,753,151
Don H. Liu	48,091	$7,900,508
A. Christina Hennington	27,326	$4,577,968
(1)

“Value realized on vesting” is calculated by multiplying the number of shares acquired on vesting by the market value of Target common stock on the respective vesting date(s), except that where the Compensation & Human Capital Management Committee must certify the number of shares earned, “Value realized on vesting” is calculated by multiplying the number of shares earned by the market value of Target common stock on the date the Compensation & Human Capital Management Committee certifies the shares that were earned.

Pension benefits for Fiscal 2022

Name(1)	Plan name	Age at FYE	Number of years credited service(#)	Present value of accumulated benefit	Payments during last fiscal year
Michael J. Fiddelke	Target Corporation Pension Plan	46	18	$130,301	$0
John J. Mulligan	Target Corporation Pension Plan	57	26	$709,708	$0
A. Christina Hennington	Target Corporation Pension Plan	48	19	$145,617	$0
(1) Mr. Cornell and Mr. Liu are not eligible for the Target Corporation Pension Plan, SPP I, or SPP II because they were hired after January 2009.

Pension plan

The “Pension benefits for Fiscal 2022” table reports benefits under the Pension Plan, which is a tax qualified retirement plan that provides retirement benefits to eligible Team Members who were hired prior to January 2009. The Pension Plan uses two different benefit formulas: Final Average Pay and Cash Balance Plan. Team Members who were active participants in the Pension Plan prior to 2003 had the choice to have benefits for their service after December 31, 2002 calculated using either the Final Average Pay Formula or the Cash Balance Plan Formula. The Pension Plan benefit for Mr. Mulligan is based on the Final Average Pay Formula. Since Mr. Fiddelke and Ms. Hennington joined Target after December 31, 2002, their benefit is based on the Cash Balance Plan Formula.

Final Average Pay Formula

The Final Average Pay Formula is calculated using final average pay as limited by the IRC. The final average pay benefit, expressed as a monthly, single life annuity commencing at age 65, is equal to the sum of: (a) 0.8% of the participant’s final average monthly pay multiplied by the years of service (not to exceed 25 years of service), plus (b) 0.25% of the participants final average monthly pay multiplied by the years of service in excess of 25 years of service, plus (c) 0.5% of the participant’s final average monthly pay in excess of 12.5% of the average of the Social Security Taxable Wage Base for the 35-year period ending when the participant terminates employment multiplied by the years of service (not to exceed 25 years of service). Participants can elect among annuity forms that have an actuarially equivalent value. Early retirement payments may commence at age 55.

Cash Balance Plan Formula

The Cash Balance Plan Formula is determined by the value of the participant’s cash balance plan account balance, which is credited each calendar quarter with both pay credits and interest credits. Pay credits to a participant’s personal pension account are based on a fixed percentage of the participant’s eligible pay for the quarter, subject to the annual IRC limit, ranging from 1.5% to 6.5%, depending upon the participant’s combined age and service. Interest credits to a participant’s personal pension account are generally made on the last day of the quarter based on the value of the account at the beginning of the quarter and at an interest rate of 4.64%. A participant’s cash balance plan account balance is payable to the participant at any time after termination of employment in a form elected by the participant.

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Supplemental pension plans

We also provide benefits under supplemental pension plans, which are reflected in the “Nonqualified deferred compensation for Fiscal 2022” table. SPP I restores the lost qualified Pension Plan benefit due to an officer’s eligible pay being greater than the annual compensation limits imposed by the IRC, and is based on the same benefit formulas used for determining benefits under the Pension Plan. SPP II restores the lost qualified Pension Plan benefit due to amounts being deferred under the EDCP (our current deferred compensation plan) and therefore not considered for benefit purposes under the Pension Plan or SPP I.

Each year, the annual change in the actuarial lump-sum amount of a participant’s vested benefits under SPP I and II is calculated and added to, or deducted from, the participant’s EDCP account. A final calculation and an EDCP account adjustment occurs upon termination of employment. Because of the feature that annually transfers amounts to a participant’s EDCP account, the benefits accrued under SPP I and II are reflected as EDCP deferrals in the “Nonqualified deferred compensation for Fiscal 2022” table.

Nonqualified deferred compensation for Fiscal 2022

The amounts in the following table represent deferrals under the EDCP, which includes the supplemental pension benefits discussed in the preceding section.

Name	Executive contributions in last FY(1)	Registrant contributions in last FY(2)	Aggregate earnings in last FY(3)	Aggregate withdrawals/ distributions in last FY	Aggregate balance at last FYE(4)
Brian C. Cornell	$127,162	$254,572	$(588,810)	$0	$5,267,013
Michael J. Fiddelke	$52,492	$137,001	$(66,673)	$0	$1,260,833
John J. Mulligan	$70,415	$(1,101,213)	$(629,143)	$383,923	$10,245,855
Don H. Liu	$118,079	$63,637	$(38,649)	$0	$1,032,415
A. Christina Hennington	$806,610	$130,858	$44,814	$0	$2,701,266
(1)

All amounts of Executive contributions in the table have been reported in the current year “Summary compensation table.”

(2)

All registrant contributions from the table have been reported in the current year “Summary compensation table.” Registrant contributions include transfers of SPP benefits, whether such adjustments are positive or negative, and restored match credits on executive deferrals into the EDCP (i.e., matching contributions made into a participant’s EDCP account where matching contributions are not able to be made into the participant’s Target 401(k) Plan account because of IRC limits). Restored match credits became subject to a vesting requirement during Fiscal 2017. Contributions made in Fiscal 2017 and later years cliff vest five years after an executive first becomes eligible to participate in EDCP. The restored match credits made to each of our NEOs in Fiscal 2022 are vested.

(3)

No amounts from aggregate earnings in the table have been reported in the current year “Summary compensation table.”

(4)

The following amounts of the aggregate balance from the table were reported in the summary compensation tables covering fiscal years 2006-2021.

Name	Reported in prior years’ summary compensation tables
Mr. Cornell	$3,168,522
Mr. Fiddelke	$518,871
Mr. Mulligan	$9,629,362
Mr. Liu	$704,279
Ms. Hennington	$0

Participants in the EDCP may generally elect to defer up to 80% of their salary, Bonus, and Non-Equity Incentive Plan payments. At any time, EDCP participants are permitted to choose to have their account balance indexed to crediting rate alternatives that generally mirror the investment choices and actual rates of return available under the Target 401(k) Plan, except that the EDCP alternatives also include a Target common stock fund. Target invests general corporate assets through various investment vehicles to offset a substantial portion of the economic exposure to the investment returns earned under EDCP. See Note 22, Defined Contribution Plans, in the 2022 Annual Report for additional information.

At the time of deferral, participants can elect to receive a distribution of their EDCP account at a fixed date or upon termination of employment. EDCP payouts at a fixed date will be made as lump-sum payments. EDCP payouts made on termination of employment can be made as a lump-sum payment, or installment payments over five or ten years commencing immediately or one year after termination of employment. EDCP payouts are also made in the case of the termination of EDCP, a qualifying change-in-control, or unforeseeable financial emergency of the participant creating severe financial hardship.

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The EDCP is intended to comply with IRC Section 409A. As a result, payments to NEOs based on a termination of employment will be delayed six months. The EDCP is an unfunded plan and represents a general unsecured obligation of Target. Participants’ account balances will be paid only if Target has the ability to pay. Accordingly, account balances may be lost in the event of Target’s bankruptcy or insolvency.

Potential payments upon termination or change-in-control

This section explains the payments and benefits to which our currently employed NEOs are entitled in various termination of employment and change-in-control scenarios. The potential payments to the currently employed NEOs are hypothetical situations only, and assume that termination of employment and/or change-in-control occurred on January 28, 2023, the last day of Fiscal 2022, and that any change-in-control was at our Year-End Stock Price.

In general terms, we will experience a change-in-control, as defined in our compensation plans, whenever any of the following events occur:

•

Our continuing directors cease to constitute a majority of our Board (any director who assumes office as a result of an actual or threatened contested election will not be considered to be a continuing director),

•

Any person or group acquires 30% or more of our common stock,

•

We merge with or into another company and our shareholders own less than 60% of the combined company, or

•

Our shareholders approve an agreement or plan to liquidate or dissolve Target.

Where there is a change-in-control, a double-trigger generally applies to PSUs, PBRSUs, and RSUs, meaning that no outstanding awards of those types granted will accelerate upon a change-in-control unless, within two years after a change-in-control, an involuntary termination of employment without cause or a voluntary termination of employment for good reason occurs. Good reason generally means a material reduction in compensation or responsibilities, or a required relocation following a change-in-control.

The intent of this section is to isolate those payments and benefits for which the amount, vesting, or time of payment is altered by the described termination or change-in-control situations. Because of that focus, this section does not cover all amounts the NEOs will receive following termination. Specifically, under all employment termination scenarios, NEOs are entitled to receive their vested balances under our pension and deferred compensation plans, as disclosed in the “Pension benefits for Fiscal 2022” and “Nonqualified deferred compensation for Fiscal 2022” tables.

The following table shows the payments and benefits for which the amount, vesting, or time of payment is altered by each employment termination situation. The footnotes to the table explain the general provisions applicable to each situation. In addition, our plans do not provide for any gross-ups for taxes due on any payments described in this section.

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Table of potential payments upon termination or change-in-control

Name / Payment type	Voluntary termination	Involuntary termination	Death	Disability	Change-in-control
					No termination	Involuntary or voluntary good reason termination
Brian C. Cornell(1)
ICP Payments (Severance)(2)	$0	$11,442,738	$0	$0	$0	$11,442,738
PSU Vesting(3)(4)	$0	$0	$0	$0	$0	$14,423,108
PBRSU Vesting(3)(4)	$7,211,765	$3,605,945	$7,211,765	$7,211,765	$0	$9,615,686
Life Insurance Proceeds(5)	$0	$0	$3,000,000	$0	$0	$0
Excess LTD Plan(6)	$0	$0	$0	$420,000	$0	$0
Total	$7,211,765	$15,048,683	$10,211,765	$7,631,765	$0	$35,481,532
Michael J. Fiddelke(1)
ICP Payments (Severance)(2)	$0	$3,362,725	$0	$0	$0	$3,362,725
PSU Vesting(3)(4)	$0	$0	$0	$0	$0	$2,741,321
PBRSU Vesting(3)(4)	$0	$685,667	$1,370,997	$1,370,997	$0	$1,827,996
RSU Vesting(3)(4)	$0	$0	$174,745	$174,745	$0	$174,745
Life Insurance Proceeds(5)	$0	$0	$3,000,000	$0	$0	$0
Excess LTD Plan(6)	$0	$0	$0	$420,000	$0	$0
Total	$0	$4,048,392	$4,545,742	$1,965,742	$0	$8,106,787
John J. Mulligan(1)
ICP Payments (Severance)(2)	$0	$5,144,911	$0	$0	$0	$5,144,911
PSU Vesting(3)(4)	$0	$0	$0	$0	$0	$5,535,554
PBRSU Vesting(3)(4)	$2,768,030	$1,384,141	$2,768,030	$2,768,030	$0	$3,690,706
Life Insurance Proceeds(5)	$0	$0	$50,000	$0	$0	$0
Excess LTD Plan(6)	$0	$0	$0	$420,000	$0	$0
Total	$2,768,030	$6,529,052	$2,818,030	$3,188,030	$0	$14,371,171
Don H. Liu(1)
ICP Payments (Severance)(2)	$0	$3,354,692	$0	$0	$0	$3,354,692
PSU Vesting(3)(4)	$0	$0	$0	$0	$0	$2,744,354
PBRSU Vesting(3)(4)	$1,372,514	$686,341	$1,372,514	$1,372,514	$0	$1,830,019
Life Insurance Proceeds(5)	$0	$0	$3,000,000	$0	$0	$0
Excess LTD Plan(6)	$0	$0	$0	$420,000	$0	$0
Total	$1,372,514	$4,041,033	$4,372,514	$1,792,514	$0	$7,929,065
A. Christina Hennington(1)
ICP Payments (Severance)(2)	$0	$3,200,970	$0	$0	$0	$3,200,970
PSU Vesting(3)(4)	$0	$0	$0	$0	$0	$1,896,412
PBRSU Vesting(3)(4)	$0	$474,187	$948,374	$948,374	$0	$1,264,499
RSU Vesting(3)(4)	$0	$0	$210,806	$210,806	$0	$210,806
Life Insurance Proceeds(5)	$0	$0	$3,000,000	$0	$0	$0
Excess LTD Plan(6)	$0	$0	$0	$420,000	$0	$0
Total	$0	$3,675,157	$4,159,180	$1,579,180	$0	$6,572,687
(1)

A “Retirement Eligible NEO” is a NEO who has met the age and years of service requirements described in Note 2 to the “Outstanding equity awards at Fiscal 2022 year-end” table. The Retirement Eligible NEOs are Mr. Cornell, Mr. Mulligan, and Mr. Liu for PSUs and PBRSUs. Mr. Fiddelke and Ms. Hennington are Retirement Eligible NEOs for PSUs only.

(2)

We provide ICP payments to NEOs who are involuntarily terminated without cause to assist in their occupational transitions. The maximum payment under the ICP (paid during regular pay cycles over 24 months) is two times the sum of base salary and the average of the last three years of short-term incentive payments. In addition, any NEO who receives severance payments under the ICP also receives a $30,000 allowance for outplacement services. Each of the NEOs is eligible for 24 months of payments under the ICP, conditioned on the NEO releasing any claims against us and agreeing to non-competition and non-solicitation covenants.

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(3)

Amounts are determined by multiplying the number of shares for which vesting is accelerated by our Year-End Stock Price. For PSUs and PBRSUs, shares are based either on the Earned Payout or the Goal Payout. Where the share amount is determined based on Earned Payout, the table uses the minimum amount that can be earned, which is 0% of the at-goal payout for PSUs and 75% of the at-goal payout for PBRSUs. The number of shares for which vesting is accelerated for each employment termination situation is as follows:

Voluntary termination. All unvested shares are forfeited, except that for a Retirement Eligible NEO vesting is accelerated for 100% of the Earned Payout shares for PSUs and PBRSUs and 100% of any RSUs.

Involuntary termination. Vesting is accelerated for 50% of the Earned Payout shares for PBRSUs, and the remaining unvested shares are forfeited. All unvested shares are forfeited for PSUs and RSUs, except that for a Retirement Eligible NEO vesting is accelerated for 100% of the Earned Payout shares for PSUs.

Death/disability. Vesting is accelerated for 100% of the Earned Payout shares for PSUs and PBRSUs, and 100% of any RSUs.

Change-in-control. PSUs, PBRSUs, and RSUs, are subject to a double-trigger. Where both triggers occur, vesting is accelerated for 100% of the Goal Payout shares for PSUs and PBRSUs, and 100% of any RSUs. We use 100% of the Goal Payout for PSUs and PBRSUs in connection with a change-in-control to eliminate arbitrary results that could occur with a shortened performance period and in case calculation of actual or comparable performance metrics would be unfeasible following the change-in-control.

(4)

Additional detail about the accelerated vesting provisions of the PSUs, PBRSUs, and RSUs can be found in the notes under the “Outstanding equity awards at Fiscal 2022 year-end” table.

(5)

Depending on the level of coverage elected by the participant, life insurance proceeds range from $50,000 to an amount equal to three times the sum of the prior year’s annual base salary and the most recent Bonus and Non-Equity Incentive Plan payments, up to a maximum of $3 million.

(6)

Represents annual payments under our Excess LTD Plan, which provides monthly disability income payments with respect to the portion of annualized salary and three-year average Bonus and Non-Equity Incentive Plan compensation above the annual compensation limit (currently set at $300,000), but not exceeding $1 million, for our Base LTD Plan. The Excess LTD Plan replaces 60% of a participant’s eligible compensation. A participant who becomes disabled before age 65 is eligible to receive payments under the plan while he or she is totally and permanently disabled through age 65 (with a minimum of three years of disability payments) or death, if sooner. In order to receive payments under the Excess LTD Plan, the NEO must be enrolled in the Base LTD Plan.

Pay ratio disclosure

As disclosed in the “Summary compensation table” on page 53, the Fiscal 2022 total annual compensation for our CEO was $17,664,896. We estimate that the Fiscal 2022 total annual compensation for the median of all Target Team Members was $25,993. The median Team Member is employed part-time. The resulting ratio of our CEO’s total annual compensation to that of the median of all Target Team Members, excluding our CEO, for Fiscal 2022 is 680 to 1. The median Team Member’s Fiscal 2022 total annual compensation was calculated in the same manner used to calculate the CEO’s compensation in the “Summary compensation table” on page 53.

To determine the median Team Member we used W-2 wages or their equivalent for the 2022 calendar year for Team Members employed as of January 28, 2023, the last day of Fiscal 2022. For all permanent Team Members who were employed for less than the full calendar year, we calculated a daily pay rate and then annualized their W-2 wages. Team Members hired after December 31, 2022 do not have W-2s, so we used annual base salary for exempt permanent Team Members hired after that date, and for non-exempt permanent Team Members hired after that date we multiplied their hourly compensation rate by the average hours worked by all U.S. non-exempt Team Members to approximate their annual compensation. These estimates and assumptions were used to annualize each permanent Team Member’s compensation without treating any part-time Team Member as a full-time equivalent. We included all non-U.S. Team Members in determining the median Team Member, treated in the same manner described above, except that for non-U.S. Team Members not paid in U.S. dollars, the foreign currency was converted into U.S. dollars using the applicable currency conversion rate as of January 28, 2023. To ensure the compensation of temporary or seasonal Team Members is not annualized, we used their W-2 wages without adjustments.

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Pay versus performance disclosure

Pay versus performance table

The pay versus performance table includes information for Fiscal 2020, 2021, and 2022.

Fiscal year	Summary Compensation Table total for CEO(1)	Compensation Actually Paid to CEO(2)	Average Summary Compensation Table total for Non-CEO NEOs(1)	Average Compensation Actually Paid to Non-CEO NEOs(2)	Value of initial fixed $100 investment based on:		Net income	Company Selected Measure: Sales
					Target Total Shareholder Return(3)	Retail peer group Total Shareholder Return(3)
2022	$17,664,896	$(9,622,361)	$4,809,406	$(2,251,345)	$160.71	$123.48	$2,780	$107,588
2021	$19,758,766	$57,790,597	$5,783,188	$16,437,743	$203.29	$145.32	$6,946	$104,611
2020	$19,755,188	$78,320,625	$6,383,094	$23,974,731	$166.91	$138.74	$4,368	$92,400

Note: Net income and Sales are in millions.

(1)

Brian C. Cornell is the CEO for each of the years shown. The Non-CEO NEOs include Michael J. Fiddelke, John J. Mulligan, and Don H. Liu for each of the years shown, A. Christina Hennington for 2022, and Michael E. McNamara for 2021 and 2020.

(2)

The following tables show amounts deducted from and added to the Summary Compensation Table (SCT) total to calculate Compensation Actually Paid (CAP). The fair value of the equity awards is consistent with the assumptions disclosed in the grant date, with values changing primarily due to the change in stock price and our performance on the metrics applicable to those awards.

CEO SCT Total to CAP:
Fiscal year	SCT total for CEO	Adjustments related to equity awards				CAP to CEO
		Deductions	Additions
		Value of “Stock awards” from SCT	Year-end fair value of outstanding equity awards granted in covered year	Increase/ (decrease) in fair value during covered year of outstanding equity awards granted in prior years	Increase/ (decrease) in fair value of equity awards from prior year-end that vested or were forfeited during the covered year
2022	$17,664,896	$(14,476,318)	$11,212,164	$(2,899,650)	$(21,123,453)	$(9,622,361)
2021	$19,758,766	$(13,749,937)	$17,037,025	$21,284,393	$13,460,350	$57,790,597
2020	$19,755,188	$(12,266,366)	$21,771,568	$29,451,441	$19,608,794	$78,320,625

Average Non-CEO NEOs SCT Total to CAP:
Fiscal year	Average SCT total for Non-CEO NEOs	Adjustments related to equity awards				Adjustments related to pension plans		CAP to Non-CEO NEOs
		Deductions	Additions			Deductions	Additions
		Average SCT total for value of “Stock awards” to Non-CEO NEOs	Year-end fair value of outstanding equity awards granted in covered year	Increase/ (decrease) in fair value during covered year of outstanding equity awards granted in prior years	Increase/ (decrease) in fair value of equity awards from prior year-end that vested or were forfeited during the covered year	Average SCT value of “Change in pension value” for Non-CEO NEOs	Service cost for services for covered year
2022	$4,809,406	$(3,528,682)	$2,733,434	$(625,473)	$(5,639,385)	$(7,580)	$6,935	$(2,251,345)
2021	$5,783,188	$(3,385,905)	$4,195,849	$6,220,324	$3,619,803	$(3,432)	$7,916	$16,437,743
2020	$6,383,094	$(3,276,296)	$5,815,525	$9,513,722	$5,599,412	$(71,031)	$10,305	$23,974,731

(3)

Target Total Shareholder Return (TSR) and retail peer group TSR assume a respective investment of $100 on February 1, 2020, and reinvestment of all dividends. Additionally, the retail peer group is weighted by the market capitalization of each component company. The retail peer group consists of 19 companies (Albertsons Companies, Inc., Amazon.com, Inc., Best Buy Co., Inc., Costco Wholesale Corporation, CVS Health Corporation, Dollar General Corporation, Dollar Tree, Inc., The Gap, Inc., The Home Depot, Inc., Kohl’s Corporation, The Kroger Co., Lowe’s Companies, Inc., Macy’s, Inc., Nordstrom, Inc., Rite Aid Corporation, Ross Stores, Inc., The TJX Companies, Inc., Walgreens Boots Alliance, Inc., and Walmart Inc.). It is consistent with the retail peer group described in our CD&A, excluding Publix Super Markets, Inc., which is not quoted on a public stock exchange.

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Performance measures

Included below are the most important metrics that influenced CAP in Fiscal 2022. These metrics are further detailed under our Short-term Incentives and Long-term Incentives sections in the CD&A.

Performance measures
Sales
Incentive Operating Income
ROIC
EPS growth
Relative TSR

Description of relationships

Target’s 3-year cumulative TSR compared to our company-selected retail peer group is presented below, representing the value of an initial fixed $100 investment. The base period for the cumulative periods was February 1, 2020.

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The relationship between the CAP amounts for our CEO and the average of the other NEOs to Company TSR, Sales, and Net Income are presented below.

•

The majority of compensation is provided in the form of long-term incentives, which are tied directly to stock price and, as explained in the CD&A, are directly tied to our relative performance compared to the retail peer group. As a result, in each year shown, CAP amounts are most significantly influenced by changes in the value of equity incentives.

•

Sales was chosen as the Company Selected Measure because it is important in measuring the overall financial health of a retailer. It is also prominent in our STIP design and our PSU design.

•

We believe that over time our ability to generate profitable Sales growth with efficient use of capital will drive TSR.

Please see pages 39-40 of the CD&A for a description of our pay for performance philosophy and how our executive compensation programs are aligned with our performance and the creation of shareholder value.

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Equity compensation plan information

The following table provides information about our common stock that may be issued under all of our stock-based compensation plans in effect as of January 28, 2023.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights as of January 28, 2023		Weighted-average exercise price of outstanding options, warrants and rights as of January 28, 2023	Number of securities remaining available for future issuance under equity compensation plans as of January 28, 2023 (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	5,330,096	(1)	$56.07	32,540,501
Equity compensation plans not approved by security holders	0			0
Total	5,330,096		$56.07	32,540,501
(1)

This amount includes 5,208,294 PSU, PBRSU, DMA, and RSU shares potentially issuable upon settlement of PSUs, PBRSUs, DMAs, and RSUs issued under our Long-Term Incentive Plan, Amended and Restated 2011 Long-Term Incentive Plan, and 2020 Long-Term Incentive Plan which reflects the maximum number of shares issuable for those securities subject to performance-based metrics assuming the maximum performance measures are achieved. The actual number of PSU and DMA shares to be issued depends on our financial performance over a period of time and the actual number of PBRSU shares to be issued depends on our TSR over a period of time. PSUs, PBRSUs, DMAs, and RSUs have been excluded from the weighted average exercise price calculation in column (b) because they do not have an exercise price.

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Management proposals

Item two     Ratification of appointment of Ernst & Young LLP as independent registered public accounting firm

Item of business	Board recommendation	Voting approval standard
Ratification of appointment of Ernst & Young LLP as independent registered public accounting firm.	The Board recommends that shareholders vote FOR this item.	Majority of shares present and entitled to vote.(1) Abstentions have the effect of a vote “Against” in calculating the required vote. There are no broker non-votes for this item.

For additional details about the Board recommendation and voting standards, please see Question 10 “What items are being voted upon, how does the Board recommend that I vote, and what are the standards for determining whether any item has been approved?” on page 75.

(1)

This amount must be at least a majority of the minimum number of shares entitled to vote that would constitute a quorum. “Shares present” includes shares represented in person or by proxy at the 2023 Annual Meeting.

The Audit & Risk Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm retained to audit our financial statements. The Audit & Risk Committee appointed Ernst & Young LLP as the independent registered public accounting firm for Target and its subsidiaries for the fiscal year ending February 3, 2024. Ernst & Young LLP has been retained in that capacity since 1931. In the process of carrying out its duties and determining the registered public accounting firm’s independence, our Audit & Risk Committee:

•

Reviews all non-audit services and engagements provided by Ernst & Young LLP, specifically with regard to the impact on the firm’s independence.

•

Conducts an annual assessment of Ernst & Young LLP’s qualifications, service quality, sufficiency of resources, quality of communications, independence, working relationship with our management, objectivity, and professional skepticism.

•

Conducts regular private meetings separately with each of Ernst & Young LLP and our management.

•

Interviews and approves the selection of Ernst & Young LLP’s new lead engagement partner with each rotation, which occurs every five years.

•

At least annually obtains and reviews a report from Ernst & Young LLP describing all relationships between the independent auditor and Target.

•

Periodically considers whether the independent registered public accounting firm should be rotated and the advisability and potential impact of selecting a different independent registered public accounting firm.

The members of the Audit & Risk Committee believe that the continued retention of Ernst & Young LLP to serve as our independent registered public accounting firm is in the best interests of Target and its shareholders.

As a good corporate governance practice, the Board is seeking shareholder ratification of the appointment even though ratification is not legally required. Proxies solicited by the Board will, unless otherwise directed, be voted to ratify the appointment by the Audit & Finance Committee of Ernst & Young LLP as the independent registered public accounting firm for Target and its subsidiaries for the fiscal year ending February 3, 2024.

A representative from Ernst & Young LLP will attend the 2023 Annual Meeting, have the opportunity to make a statement if the representative desires, and be available to respond to appropriate questions during the 2023 Annual Meeting.

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Audit and non-audit fees

The following table presents fees for professional services performed by Ernst & Young LLP for the annual audit of our consolidated financial statements for Fiscal 2022 and 2021, the review of our interim consolidated financial statements for each quarter in Fiscal 2022 and 2021, and for audit-related, tax, and all other services performed in 2022 and 2021:

	Fiscal year-end
	January 28, 2023	January 29, 2022
Audit fees(1)	$5,934,000	$5,764,000
Audit-related fees(2)	583,000	555,000
Tax fees:
Compliance(3)	491,000	248,000
Planning & advice(4)	920,000	2,534,000
All other fees	--	--
Total	$7,928,000	$9,101,000
(1)

Includes annual integrated audit, statutory audits of certain foreign subsidiaries, consents for securities offerings and registration statements, accounting consultations, and other agreed-upon procedures.

(2)

Includes benefit plan audits, accounting consultations, and other attestation services.

(3)

Includes tax return preparation and other tax compliance services, including tax methods analysis and support.

(4)

Includes tax-planning advice and assistance with tax audits and appeals.

The Audit & Risk Committee’s current practice requires pre-approval of all audit services and permissible non-audit services to be provided by the independent registered public accounting firm. The Audit & Risk Committee reviews each non-audit service to be provided and assesses the impact of the service on the firm’s independence. In addition, the Audit & Risk Committee has delegated authority to grant certain pre-approvals to the Audit & Risk Committee Chair. Pre-approvals granted by the Audit & Risk Committee Chair are reported to the full Audit & Risk Committee at its next regularly scheduled meeting.

The Board recommends that shareholders vote For the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.

Report of the Audit & Risk Committee

The role of the Audit & Risk Committee is to assist the Board in fulfilling its responsibility to oversee Target’s financial reporting process. Management has primary responsibility for our consolidated financial statements and reporting process, including our systems of internal controls. Target’s independent registered public accounting firm, Ernst & Young LLP, is responsible for expressing an opinion on the conformity of our consolidated financial statements with accounting principles generally accepted in the United States. In addition, the independent registered public accounting firm will express its opinion on the effectiveness of our internal control over financial reporting.

A copy of the Audit & Risk Committee Charter, which has been adopted by our Board and further describes the role of the Audit & Risk Committee in overseeing our financial reporting process, is available online at corporate.target.com/sustainability-ESG/governance-and-reporting/Corporate-Governance/Board-Committees-Charters. The Board determined that all members of the Audit & Risk Committee satisfy the applicable audit committee independence requirements of the NYSE and the SEC, and that Mr. Edwards, Mr. Abney, Ms. Boudreaux, Mr. Rice, and Mr. Stockton have each acquired the attributes necessary to qualify them as “audit committee financial experts” as defined by applicable SEC rules.

In performing its functions, the Audit & Risk Committee:

•

Met with Ernst & Young LLP, with and without management present, to discuss the overall scope and plans for their respective audits, the results of their examinations, and their evaluations of Target’s internal controls,

•

Reviewed and discussed with management the audited financial statements included in our 2022 Annual Report,

•

Discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the PCAOB and the SEC, and

•

Received from Ernst & Young LLP the written disclosures and the representations required by PCAOB standards regarding Ernst & Young LLP’s independence, and discussed with them matters relating to their independence.

Based on the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit & Risk Committee referred to above and in the Audit & Risk Committee Charter, the Audit & Risk Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the 2022 Annual Report.

Audit & Risk Committee
Robert L. Edwards, Chair
David P. Abney
Gail K. Boudreaux
Grace Puma
Derica W. Rice
Dmitri L. Stockton

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Item three   Advisory approval of executive compensation (Say on Pay)

Item of business	Board recommendation	Voting approval standard
Advisory approval of executive compensation.	The Board recommends that shareholders vote FOR this item.	More votes “For” than “Against.” Abstentions and broker non-votes have no effect in calculating the required vote.

For additional details about the Board recommendation and voting standards, please see Question 10 “What items are being voted upon, how does the Board recommend that I vote, and what are the standards for determining whether any item has been approved?” on page 75.

Consistent with the views expressed by shareholders at our 2017 annual meeting of shareholders, the Board has determined to seek an annual non-binding advisory vote from shareholders to approve the executive compensation as disclosed in the CD&A, tabular disclosures, and related narrative of the 2023 Proxy Statement.

Our compensation programs are structured to align the interests of our NEOs with the interests of our shareholders. They are designed to attract, retain, and motivate a premier management team to sustain our distinctive brand and its competitive advantage in the marketplace, and to provide a framework that encourages outstanding financial results and shareholder returns over the long term. Shareholders are urged to read the CD&A, which discusses in-depth how our executive compensation programs are aligned with our performance and the creation of shareholder value.

At the 2022 Annual Meeting, 92.7% of shareholder votes were cast in support of our executive compensation program for our Say on Pay proposal.

The Board recommends that shareholders vote For approval of the following non-binding resolution:

“Resolved, that the shareholders approve the compensation awarded to the NEOs, as described in the CD&A, tabular disclosures, and other narrative executive compensation disclosures in the 2023 Proxy Statement.”

Effect of item

The Say on Pay resolution is non-binding. The approval or disapproval of this item by shareholders will not require the Board or the Compensation & Human Capital Management Committee to take any action regarding Target’s executive compensation practices. The final decision on the compensation and benefits of our NEOs and on whether, and if so, how, to address shareholder disapproval remains with the Board and the Compensation & Human Capital Management Committee.

The Board believes that the Compensation & Human Capital Management Committee is in the best position to consider the extensive information and factors necessary to make independent, objective, and competitive compensation recommendations and decisions that are in the best interests of Target and its shareholders.

The Board values the opinions of Target’s shareholders as expressed through their votes and other communications. Although the resolution is non-binding, the Board will carefully consider the outcome of the advisory vote on executive compensation and shareholder opinions received from other communications when making future compensation decisions. In the past, we have made changes to our executive compensation programs in response to shareholder feedback.

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Item four   Advisory approval of the frequency of Say on Pay votes (Say on Pay Vote Frequency)

Item of business	Board recommendation	Voting approval standard
Advisory approval of the frequency of Say on Pay votes.	The Board recommends that shareholders vote for a frequency of every 1 year for this item.	Frequency that receives the greatest number of votes.

For additional details about the Board recommendation and voting standards, please see Question 10 “What items are being voted upon, how does the Board recommend that I vote, and what are the standards for determining whether any item has been approved?” on page 75.

Pursuant to Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, at least once every six years Target is required to submit for a shareholder vote a non-binding resolution to determine whether the advisory shareholder vote on executive compensation should occur every 1, 2, or 3 years.

Since shareholders last voted in favor of a Say on Pay Vote Frequency of every 1 year at our 2017 Annual Meeting, the Board sought an annual non-binding advisory vote from shareholders to approve Say on Pay as disclosed in the CD&A, tabular disclosures, and related narrative of our proxy statements. The Board believes that continuing to submit the advisory Say on Pay vote to shareholders on an annual basis is appropriate for Target and its shareholders at this time.

The proxy card provides shareholders with four choices (1 year, 2 years, 3 years, or abstain). Shareholders are not voting to approve or disapprove the Board’s recommendation.

The Board recommends a Say on Pay Vote Frequency of every 1 year.

Effect of item

The vote on Say on Pay Vote Frequency is non-binding. The outcome of voting on this item by shareholders will not require the Board or the Compensation & Human Capital Management Committee to take any action regarding the frequency of future Say on Pay votes. Although the resolution is non-binding, the Board will carefully consider the outcome of the advisory vote on this item in the decision on how often to present the Say on Pay vote to shareholders.

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Shareholder proposals

We regularly engage in outreach efforts with our shareholders, both large and small, and other stakeholders relating to our business, compensation practices, and ESG matters. These engagements help us to better understand our stakeholders’ priorities and perspectives on a variety of issues, while also offering us an opportunity to describe our strategies and practices and the significance of those matters in the context of the scope and nature of our business and operations.

We often receive shareholder proposals relating to ESG matters. Those proposals typically request that we prepare a report, take steps to alter our governing documents, adopt a policy, or take some other action on a particular issue. In many cases we agree with the shareholder that the particular issue is important, but believe we have already implemented policies and practices that address the underlying concerns for that issue in a manner more specifically and effectively tailored to our business than the proposal requests.

We provide robust reporting in our annual proxy statements and ESG Reports on the ESG matters that we believe are most important to our business and operations. As a result, we generally oppose those types of shareholder proposals because they typically do not reflect the actions we are already taking to address the issues, how we have prioritized those issues, or the scope and nature of our business operations. Where a shareholder proposal receives significant support, the Board responds through shareholder engagement, disclosure, or other means by either making the proposed changes or explaining why the actions were not taken.

The following proposal was submitted by a shareholder to be voted on at the 2023 Annual Meeting, if properly presented at the meeting. Target is not responsible for contents (including the language used, any graphics, and website addresses) in the “Shareholder’s proposal and supporting statement” sections of the proposal, which are reproduced, without alteration, as submitted by the shareholder.

Item five   Shareholder proposal to adopt a policy for an independent chairman

Item of business	Board recommendation	Voting approval standard
Shareholder proposal to adopt a policy for an independent chairman.	The Board recommends that shareholders vote AGAINST this item.	Majority of shares present and entitled to vote.(1) Abstentions have the effect of a vote “Against” and broker non-votes generally have no effect(2) in calculating the required vote.

For additional details about the Board recommendation and voting standards, please see Question 10 “What items are being voted upon, how does the Board recommend that I vote, and what are the standards for determining whether any item has been approved?” on page 75.

(1)

This amount must be at least a majority of the minimum number of shares entitled to vote that would constitute a quorum. “Shares present” includes shares represented in person or by proxy at the 2023 Annual Meeting.

(2)

If quorum cannot be established without including broker non-votes, then those broker non-votes required to establish a minimum quorum will have the same effect as votes “Against.”

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John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, who held at least 25 shares of common stock on November 27, 2022, intends to submit the following proposal to shareholders for approval at the 2023 Annual Meeting:

Shareholder’s proposal and supporting statement

Item 5 — Independent Board Chairman

Shareholders request that the Board of Directors adopt an enduring policy, and amend the governing documents as necessary in order that 2 separate people hold the office of the Chairman and the office of the CEO.

Whenever possible, the Chairman of the Board shall be an Independent Director.

The Board has the discretion to select a Temporary Chairman of the Board who is not an Independent Director to serve while the Board is seeking an Independent Chairman of the Board on an accelerated basis.

It is a best practice to adopt this policy soon. However this policy could be phased in when there is a contract renewal for our current CEO or for the next CEO transition.

This proposal topic won 46% support at an earlier Target annual meeting. The 46% support most likely represented a majority vote from the shares that had access to independent proxy voting advice and are the shares that represent the most informed voting decision.

The roles of Chairman and CEO are fundamentally different and should be held by 2 directors, a CEO and a Chairman who is completely independent of the CEO and Otis. The job of the CEO is to manage the company. The job of the Chairman is to oversee the CEO and management.

A Lead Director is no substitute for an independent Board Chairman. A lead director is not responsible for the strategic direction of the company. And a Chairman/CEO can ignore the advice and feedback from a lead director, especially from a lead director with low stature as far as a day job.

The qualification of the person who is the current Target lead director is evidence that Target does not take the role of lead director seriously. The day job stature of Ms. Monica Lozano, Target Lead Director, is president of a foundation for 6-years that is not even listed by Wikipedia in 2022.

Ms. Lozano also has excessive tenure of 17-years on the Bank of America Board. As director tenure goes up director independence goes down. Ms. Lozano chairs the executive pay committee at Bank of America where lack of director independence is unsettling.

Please vote yes:

Independent Board Chairman — Item 5

Position of the Board of Directors

The Board believes that any decision to maintain a combined Chair of the Board and CEO role or to separate these roles should be based on Target’s specific circumstances, the independence and capabilities of its directors, and the leadership provided by its CEO. The Board does not believe that separating the roles of Chair of the Board and CEO should be mandated or that such a separation would, by itself, deliver additional benefit for shareholders.

The Board has a fiduciary duty to act as it believes to be in the best interests of Target and its shareholders. To meet that duty, the Board believes it is important to maintain the flexibility to determine which Board leadership structure best serves those interests as Target’s needs and circumstances evolve. The proposal’s offer to phase in the mandatory independent Chair policy for the next CEO transition ignores the importance of maintaining that flexibility. By mandating a prescribed and permanent Board leadership structure when the next CEO transition occurs, the proposal unnecessarily limits the Board’s options in recruiting a successor CEO and applying the leadership structure it believes is in the best interests of Target’s shareholders at that time and when contemplating any other future leadership changes.

The Board believes that its current leadership structure and governance practices provide effective, independent oversight without mandating a predetermined Board leadership structure:

•

Requirements for Independent Board Leadership.

•

Lead Independent Director. Whenever the Chair of the Board and CEO roles are combined as they are currently, Target’s Bylaws and Corporate Governance Guidelines require a Lead Independent Director to complement the Chair of the Board’s role and to serve as the principal liaison between the independent directors and the CEO.

•

Annual Elections of Leadership Roles by Independent Directors. Target’s Corporate Governance Guidelines require

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that both the Chair of the Board and the Lead Independent Director be elected annually by the independent directors.

•

Robust Lead Independent Director Responsibilities. The Lead Independent Director role provides effective, independent leadership through its clearly defined and robust set of roles and responsibilities described in detail on page 10.

•

Reevaluation of Leadership Structure. The Board reevaluates its leadership structure at least annually as part of the Board evaluation process described under “Board and Committee evaluations” on page 20, through its annual elections of the Chair of the Board and Lead Independent Director, and at the time of any leadership changes. In addition, Target’s Corporate Governance Guidelines provide that, as a guideline, the Lead Independent Director should serve in that capacity for no more than four to six years.

•

Executive Sessions of Independent Directors. Independent directors meet frequently in executive sessions that are presided over by the Lead Independent Director with no members of management present. Independent directors use these executive sessions to discuss matters of concern as well as any matter they deem appropriate, including evaluation of the CEO and other senior management, management succession planning, matters to be included on Board agendas, Board informational needs, and Board effectiveness.

•

Independent Committee Chairs & Members. The Committee Chairs—and all members—of the Board’s Committees are independent directors. These Committee Chairs determine matters to be discussed and materials to be evaluated in the areas covered by their respective committee charters, and provide additional independent leadership to complement the Lead Independent Director.

This proposal has been consistently defeated when presented to Target’s shareholders in the past:

	Year
	2018	2015	2014	2013
Support Level	28.2%	37.7%	45.8%	37.3%

Through shareholder engagement meetings since the most recent vote, we have continued to find that, although shareholders express different views on their preferred leadership structure, there is no prevailing theme on a preferred structure for Target. The Board is committed to continuing to seek shareholder feedback on its approach as part of its ongoing shareholder outreach efforts and will continue to reassess its approach to its leadership structure on a regular basis.

Shareholders have expressed strong support for Target’s current Lead Independent Director, Monica Lozano, who has averaged 99% voting support since she joined Target’s Board in 2016. In addition, she has been elected by the other independent directors to serve as Lead Independent Director in each of the last three years. See page 27 for more information about her background and qualifications, which includes senior leadership and experience in a variety of substantive areas developed over her more than 40 years of service with different companies, including ImpreMedia, LLC, in the news, information, and media industry and a variety of non-profit boards and advisory groups. In addition, her experience on other public company boards, including her current service on the Apple Inc. and Bank of America Corporation boards and prior service on The Walt Disney Company and Tenet Healthcare Corporation boards, has enhanced her skills and strengthens the Board’s collective oversight capability.

The Board takes a thoughtful approach that maintains the flexibility to determine which leadership structure best serves the interests of Target and its shareholders as Target’s needs and circumstances evolve. The Board has adopted governance practices that foster strong, independent leadership whenever the Chair of the Board and CEO roles are combined. For those reasons, the Board believes that this proposal is not in the best interest of Target and its shareholders.

The Board recommends that shareholders vote Against the shareholder proposal to adopt a policy for an independent chairman.

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Questions and answers about the 2023 Annual Meeting

General information

1.   What is the purpose of the 2023 Annual Meeting?

The 2023 Annual Meeting provides shareholders with the opportunity to act upon the items of business described in the Meeting Notice & Summary. In addition, the 2023 Annual Meeting serves as a forum where our Leadership Team reports on Target’s performance and governance during Fiscal 2022 and responds to questions from shareholders.

2.   What is included in the proxy materials?

The proxy materials for the 2023 Annual Meeting include the Meeting Notice & Summary, the 2023 Proxy Statement, and the 2022 Annual Report. If you received a paper copy of these materials, the proxy materials also include a proxy card or voting instruction form.

3.   What is a proxy and what is a proxy statement?

A proxy is your legal designation of another person to vote the shares you own. The person you designate is also called a proxy or proxy holder. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. A proxy statement is the document that contains the information the SEC rules require us to provide when we ask you to sign a proxy designating individuals to vote on your behalf.

4.   Who are the designated proxies and how may I revoke a proxy?

We have designated three members of our Leadership Team as proxies for the 2023 Annual Meeting—Brian C. Cornell, Michael J. Fiddelke, and Don H. Liu. Any proxy may be revoked at any time prior to completion of voting at the 2023 Annual Meeting by delivering either a proper written notice of revocation of your proxy or a later-dated proxy to our Corporate Secretary, 1000 Nicollet Mall, TPS-2670, Minneapolis, Minnesota 55403.

5.   How are proxies being solicited and who pays the related expenses?

Proxies are being solicited principally by mail, by telephone, and through the Internet. In addition to sending you these materials, some of our directors and Leadership Team, as well as other Team Members, may contact you by telephone, mail, email, or in person. You may also be solicited by means of news releases issued by Target, postings on our website, www.target.com, and print advertisements. None of the members of our Leadership Team or Team Members will receive any extra compensation for soliciting you. We have retained Morrow Sodali LLC to act as a proxy solicitor for a fee estimated to be $25,000, plus reimbursement of out-of-pocket expenses. We will pay the expenses in connection with our solicitation of proxies.

Voting

6.   Who may vote and what constitutes a quorum for the 2023 Annual Meeting?

Only Registered Shareholders or Beneficial Owners holding our outstanding shares at the close of business on the record date (April 17, 2023) are entitled to receive notice of the 2023 Annual Meeting and to vote. Target common stock is the only class of voting shares we have outstanding. Each share of common stock will have one vote for each director nominee and one vote on each item of business to be voted on. As of the record date, 461,552,843 shares of our common stock were outstanding.

We need a quorum to be able to hold the 2023 Annual Meeting. The presence at the 2023 Annual Meeting, in person or by proxy, of the holders of a majority of our common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the 2023 Annual Meeting for purposes of determining whether there is a quorum.

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7.   How do I vote?

You are able to vote your shares by providing instructions to the proxy holders who will then vote in accordance with your instructions.

Advance voting

Depending on how you hold your shares, you have up to three options for voting in advance:

Method(1)
Instruction

•  Go to the website identified on the enclosed proxy card, VIF, or Internet Availability Notice.

•  Enter control number on the proxy card, VIF, or Internet Availability Notice.

•  Follow instructions on the website.

•  Call the toll-free number identified on the enclosed proxy card or VIF or, after viewing the proxy materials on the website provided in your Internet Availability Notice, call the toll-free number for telephone voting identified on the website.

•  Enter control number on the proxy card, VIF, or Internet Availability Notice.

•  Follow the recorded instructions.

•  Mark your selections on the enclosed proxy card or VIF.

•  Date and sign your name exactly as it appears on the proxy card or VIF.

•  Promptly return the proxy card or VIF in the enclosed postage-paid envelope so the proxy card or VIF is received before the deadline.

Deadline	• Registered Shareholders or Beneficial Owners — 11:59 p.m. Eastern Daylight Time on June 13, 2023. • Participants in the Target 401(k) Plan — 6:00 a.m. Eastern Daylight Time on June 12, 2023.
(1)	Internet and Telephone voting is available 24 hours a day, seven days a week up to the applicable deadline. If you are a Beneficial Owner holding shares outside of the Target 401(k) Plan, you may only vote by Internet and Telephone if your broker, trustee, bank, or nominee makes those methods available to you. If you did not receive a proxy card or VIF and would like to vote by mail, you must request a physical copy of the proxy materials, which will include a proxy card or VIF, by visiting www.proxyvote.com, dialing 1-800-579-1639, or emailing sendmaterial@proxyvote.com. If requesting a physical copy of the proxy materials, please be prepared to provide your control number, which can be found in your Internet Availability Notice.

Voting at the 2023 Annual Meeting

If you do not vote in advance and instead plan to vote during the 2023 Annual Meeting, you may only do so if you follow the instructions provided in Question 14 “How can I attend the 2023 Annual Meeting?” and you are either a:

•

Registered Shareholder, or

•

Beneficial Owner and have obtained a legal proxy from your broker, trustee, bank, or nominee.

Please note if you are a Beneficial Owner and request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the 2023 Annual Meeting and vote in person or legally appoint another proxy to vote on your behalf. Shares held within the Target 401(k) Plan may only be voted by the trustee pursuant to voting instructions received in advance of the 2023 Annual Meeting, and may not be voted by a participant at the 2023 Annual Meeting.

8.   What happens if I do not provide instructions on how to vote?

If you are a Registered Shareholder and return your proxy card without instructions, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.

If you are a Beneficial Owner and do not vote your shares at the 2023 Annual Meeting, you must instead instruct your broker, trustee, bank, or nominee how to vote your shares using the voting instruction form provided by that intermediary. If you do not vote your shares at the 2023 Annual Meeting and do not provide voting instructions, whether your shares can be voted by your broker, bank, or nominee depends on the type of item being considered.

•

Non-Discretionary Items. If you do not provide voting instructions for any of the non-discretionary items at the 2023 Annual Meeting, your broker, bank, or nominee cannot vote your shares, resulting in a “broker non-vote.” All items of business other than Item 2 (Ratification of appointment of Ernst & Young LLP as independent registered public accounting firm) are non-discretionary items. Shares constituting broker non-votes will be counted as present for the purpose of determining a quorum at the 2023 Annual Meeting, but generally are not counted or deemed to be present in person or by proxy for the purpose of voting on any of the non-discretionary items.

•

Discretionary Items. Even if you do not provide voting instructions, your broker, bank, or nominee may vote in its discretion on Item 2 (Ratification of appointment of Ernst & Young LLP as independent registered public accounting firm) because it is a discretionary item.

If you hold shares through a trust, whether your trustee can vote your shares if you do not provide voting instructions depends on the agreement governing the trust holding your shares. Voting for shares held in the Target 401(k) Plan is detailed in Question 9 “How will shares in the Target 401(k) Plan be voted?”.

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9.   How will shares in the Target 401(k) Plan be voted?

The 2023 Proxy Statement is being used to solicit voting instructions from participants in the Target 401(k) Plan with respect to shares of our common stock that are held by the trustee of the plan for the benefit of plan participants. If you are a plan participant and also own other shares as a Registered Shareholder or Beneficial Owner, you will separately receive proxy materials to vote those other shares you hold outside of the Target 401(k) Plan. If you are a plan participant, you must instruct the plan trustee to vote your shares in advance of the 2023 Annual Meeting by utilizing one of the methods described on the voting instruction form that you receive in connection with your shares held in the Target 401(k) Plan. If you do not give voting instructions, the trustee generally will vote the shares allocated to your Target 401(k) Plan account in proportion to the instructions actually received by the trustee from participants who give voting instructions. Shares held within the Target 401(k) Plan may only be voted by the trustee pursuant to voting instructions received in advance of the 2023 Annual Meeting, and may not be voted by a participant at the 2023 Annual Meeting.

10. What items are being voted upon, how does the Board recommend that I vote, and what are the standards for determining whether any item has been approved?

Item of business		Board recommendation	Voting approval standard	Effect of abstention	Effect of broker non-vote
Item 1:	Election of 12 directors	FOR each Director Nominee	More votes “For” than “Against”	No effect	No effect
Item 2:	Ratification of appointment of Ernst & Young LLP as independent registered public accounting firm	FOR	Majority of shares present and entitled to vote(1)	Vote “Against”	Not applicable
Item 3:	Advisory approval of executive compensation	FOR	More votes “For” than “Against”	No effect	No effect
Item 4:	Advisory approval of the frequency of Say on Pay votes	1 YEAR	Frequency that receives the greatest number of votes	No effect	No effect
Item 5:	Shareholder proposal to adopt a policy for an independent chairman	AGAINST	Majority of shares present and entitled to vote(1)(3)	Vote “Against”(3)	No effect(2)
(1)

This amount must be at least a majority of the minimum number of shares entitled to vote that would constitute a quorum. “Shares present” includes shares represented in person or by proxy at the 2023 Annual Meeting.

(2)

If quorum cannot be established without including broker non-votes, then those broker non-votes required to establish a minimum quorum will have the same effect as votes “Against.”

(3)

For purposes of determining the level of support needed for a shareholder to be eligible to resubmit a shareholder proposal in a following year using Rule 14a-8 under the Exchange Act, the SEC uses a simple majority standard that compares the votes cast “For” to votes cast “Against” an item (which gives abstentions “No effect”). Proxy advisory firms, such as Institutional Shareholder Services and Glass Lewis, also use a simple majority standard in determining the level of support for shareholder proposals.

An item of business will not be considered to be approved unless it meets the applicable “Voting approval standard” listed above. However, we believe in being responsive to shareholder input, and will consider whether there is majority opposition to management proposals or majority support for shareholder proposals (whether binding or non-binding) using a simple majority of more votes “For” than “Against” in determining the level of support for purposes of the Board’s response.

11. What happens if other matters are brought before the 2023 Annual Meeting and does Target expect that any other matters will be brought?

If any other matters properly come before the 2023 Annual Meeting calling for a vote of shareholders, proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion. The persons named as proxy holders also have discretionary authority to vote to adjourn or postpone the 2023 Annual Meeting, including for the purpose of soliciting votes in accordance with our Board’s recommendations.

As of the date of the 2023 Proxy Statement, we know of no matters that will be presented for action at the 2023 Annual Meeting other than those referred to in the 2023 Proxy Statement.

12. May I vote confidentially?

Subject to the described exceptions, where the shareholder has requested confidentiality on the proxy card, our policy is to treat all proxies, ballots, and voting tabulations of a shareholder confidentially.

If you so request, your proxy will not be available for examination and your vote will not be disclosed prior to the tabulation of the final vote at the 2023 Annual Meeting, except: (a) to meet applicable legal requirements, (b) to allow the independent election inspector to count and certify the results of the vote, or (c) if there is a proxy solicitation in opposition to the Board, based upon an opposition proxy statement filed with the SEC. The independent election inspector may at any time inform us whether a shareholder has voted.

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Voting instructions for shares held in the Target 401(k) Plan will be confidential as required by the terms of the Target 401(k) Plan administered by the trustee.

13. May I change my vote?

Yes. Even after you have submitted your proxy, you may change your vote at any time by:

•

mailing a later-dated proxy card,

•

voting again via telephone or Internet before the applicable deadline, or

•

if you are a Registered Shareholder, you can also change your vote by attending the 2023 Annual Meeting in person, delivering a proper written notice of revocation of your proxy, and voting in person at the 2023 Annual Meeting.

For information about voting and attending the 2023 Annual Meeting in person, please see Question 7 “How do I vote?” on page 74 and Question 14 “How can I attend the 2023 Annual Meeting?” on page 76.

Meeting details

14. How can I attend the 2023 Annual Meeting?

Types of attendees

If you are a Registered Shareholder or Beneficial Owner of common stock holding shares at the close of business on the record date (April 17, 2023), or your duly appointed proxy, may attend the 2023 Annual Meeting. If you plan to attend the 2023 Annual Meeting, you must:

•

Present a government-issued photo identification on the day of the 2023 Annual Meeting, such as a driver’s license, state-issued ID card, or passport, and

•

Establish proof of ownership by using one of the following permitted methods:

Attendee	Permitted proof of ownership
Registered Shareholder

Any one of the following:

•

Registered Shareholder List. Your name will be verified against our list of Registered Shareholders as of the record date.

•

Proxy Card. The proxy card that you received in the mail or, if you have already voted and returned your proxy card, the top part of the proxy card marked “Keep this Portion for Your Records.”

•

Internet Availability Notice. The Internet Availability Notice that you received in the mail containing a valid control number.

•

Email with Voting Instructions. A copy of the email you received with instructions containing a link to the website where our proxy materials are available, a link to the proxy voting website, and a valid control number.

Beneficial Owner through the Target 401(k) Plan

Any one of the following:

•

Account Statement. Your account statement showing your share ownership as of the record date.

•

Proxy Card. The proxy card that you received in the mail or, if you have already voted and returned your proxy card, the top part of the proxy card marked “Keep this Portion for Your Records.”

•

Internet Availability Notice. The Internet Availability Notice that you received in the mail containing a valid control number.

•

Email with Voting Instructions. A copy of the email you received with instructions containing a link to the website where our proxy materials are available, a link to the proxy voting website, and a valid control number.

•

Legal Proxy. A valid legal proxy containing a valid control number or a letter from a Registered Shareholder naming you as proxy.

•

Letter from Intermediary. A letter from a broker, trustee, bank, or nominee holding your shares confirming your ownership as of the record date.

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Attendee	Permitted proof of ownership
Other Beneficial Owner

Any one of the following:

•

Account Statement. Your account statement showing your share ownership as of the record date.

•

Voting Instruction Form. The voting instruction form you received in the mail from your broker, trustee, bank, or nominee holding your shares containing a valid control number.

•

Internet Availability Notice. The Internet Availability Notice that you received in the mail containing a valid control number.

•

Email with Voting Instructions. A copy of the email you received with instructions containing a link to the website where our proxy materials are available, a link to the proxy voting website, and a valid control number.

•

Legal Proxy. A valid legal proxy containing a valid control number or a letter from a Registered Shareholder naming you as proxy.

•

Letter from Intermediary. A letter from a broker, trustee, bank, or nominee holding your shares confirming your ownership as of the record date.

Guest
•

You must be accompanied by a shareholder who pre-registered no later than June 9, 2023 by submitting a request to Target’s Investor Relations Department, providing the shareholder’s proof of ownership, and submitting your name as the shareholder’s guest.

•

Only one guest is permitted per shareholder.

Authorized representative
•

Where the shareholder is an entity or the shareholder is unable to attend the 2023 Annual Meeting, the shareholder may have an authorized representative attend on that shareholder’s behalf.

•

A shareholder desiring to have an authorized representative attend on the shareholder’s behalf must pre-register that authorized representative no later than June 9, 2023 by submitting a request to Target’s Investor Relations Department, providing proof of the shareholder’s ownership, identifying the authorized representative, and authorizing the authorized representative to attend the 2023 Annual Meeting on the shareholder’s behalf.

•

Only one authorized representative is permitted per shareholder.

Any person who does not have identification and establish proof of ownership will not be admitted to the 2023 Annual Meeting.

We will decide at our sole discretion whether the documentation you present for admission to the 2023 Annual Meeting meets the admission requirements. If you hold your shares in a joint account, both owners can be admitted to the 2023 Annual Meeting if proof of joint ownership is provided and you both provide identification.

To expedite the admission process, we strongly encourage all shareholders wishing to attend the 2023 Annual Meeting to pre-register by submitting their attendance request and proof of ownership to Target’s Investor Relations Department by email at investorrelations@target.com or by telephone at (800) 775-3110. Pre-registration requests will be processed in the order in which they are received and must be received no later than June 9, 2023.

Other questions

If you have additional questions about the 2023 Annual Meeting, please contact Investor Relations by email at investorrelations@target.com or by telephone at 800-775-3110.

15. How will the 2023 Annual Meeting be conducted?

Format and rules of conduct

Same-day registration and admittance will begin at 8:00 a.m. Central Daylight Time. We will have two separate lines, one for pre-registered attendees and one for same-day registering attendees. If you do not pre-register for the meeting, you should allow ample time for the same-day registration, as we do not intend to admit any attendees after the meeting starts. Both pre-registered attendees and same-day registering attendees must present their identification to be admitted to the 2023 Annual Meeting.

A program containing rules of conduct for the 2023 Annual Meeting will be provided to attendees. The use of cameras, video and audio recording devices, and other electronic devices at the 2023 Annual Meeting is prohibited, and such devices will not be allowed in the 2023 Annual Meeting or other related areas, except by credentialed media. We realize that many cellular phones may have built-in cameras and recording functions, and while you may bring these phones into the venue, you may not use the camera or recording functions at any time.

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Question and answer session

Shareholders in attendance may ask a question during the 2023 Annual Meeting’s question and answer session. To promote fairness and efficient use of resources, only one question may be asked per shareholder. Questions will be limited to topics relevant to Target’s business. For example, personal matters are not appropriate topics. In addition, statements of advocacy that are not questions or do not relate to Target’s business will not be addressed.

Access to information

16. How may I access or receive the proxy materials, other periodic filings, key corporate governance documents, and other information?

You may access our 2023 Proxy Statement, 2022 Annual Report, SEC filings, key corporate governance documents, and other information in a number of different ways, free of charge:

Document	Methods of access
	Website(1)	Hard copy
2023 Proxy Statement(2)	corporate.target.com/investors/annual/proxy-information	Contact Investor Relations Email investorrelations@target.com Phone 800-775-3110 Mail Target Corporation Attn: Investor Relations 1000 Nicollet Mall, TPN-0841 Minneapolis, Minnesota 55403
2022 Annual Report(2)	corporate.target.com/investors/annual/annual-reports
Other Periodic Reports: • Forms 10-Q • Forms 8-K	corporate.target.com/investors/sec-filings
Corporate Governance Documents: • Articles of Incorporation • Bylaws • Corporate Governance Guidelines (includes Director Code of Ethics) • Board Committee Charters • Team Member Code of Ethics	corporate.target.com/sustainability-ESG/governance-and-reporting/corporate-governance
ESG Report	corporate.target.com/sustainability-ESG/governance-and-reporting/reporting-progress
Workforce Diversity Report(3)	corporate.target.com/sustainability-ESG/diversity-equity-inclusion/workforce-diversity
(1)

You can subscribe to receive investor email alerts from Target’s Investor Relations at corporate.target.com/investors/investor-email-alerts.

(2)

If you would like to reduce the costs incurred by Target in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet at https://enroll.icsdelivery.com/tgt.

(3)

Includes demographic information using the categories disclosed in our EEO-1 report.

17. What is householding?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain shareholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our annual report and proxy statement, unless one or more of these shareholders notifies us that they would like to continue to receive individual copies. This will reduce our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings.

Please contact Investor Relations by email, phone, or mail using the information in the “Hard Copy” column of Question 16 if:

•

you and other shareholders with whom you share an address currently receive multiple copies of our annual reports and/or proxy statements, or if you hold stock in more than one account, and in either case, you would like to receive only a single copy of the 2022 Annual Report or the 2023 Proxy Statement for your household, or

•

you participate in householding and would like to receive a separate copy of the 2022 Annual Report or the 2023 Proxy Statement.

We will deliver the requested documents to you promptly upon receipt of your request.

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Communications

18. How can I communicate with Target’s Board?

Shareholders and other interested parties seeking to communicate with any individual director or group of directors may send correspondence to Target Board of Directors, c/o Corporate Secretary, 1000 Nicollet Mall, TPS-2670, Minneapolis, Minnesota 55403 or email BoardOfDirectors@target.com, which is managed by the Corporate Secretary. The Corporate Secretary, in turn, has been instructed by the Board to forward all communications, except those that are clearly unrelated to Board or shareholder matters, to the relevant Board members.

19. How do I submit a proposal or nominate a director candidate for the 2024 Annual Meeting?

Any shareholder proposals or director nominations must be submitted in writing to our Corporate Secretary c/o Target Corporation, 1000 Nicollet Mall, Mail Stop TPS-2670, Minneapolis, Minnesota 55403. Additional details for those submissions are as follows.

Shareholder proposals

This section deals with shareholder proposals for the 2024 Annual Meeting other than director nominations. If you wish to nominate a director candidate, please see the section that follows under the heading “Nomination of director candidates.” The deadlines and requirements for submitting a shareholder proposal depend on whether a shareholder seeks to have the proposal included in the 2024 Proxy Statement using Rule 14a-8 under the Exchange Act:

•

Proposals of business not using Rule 14a-8. Under our Bylaws, if a shareholder wants to propose an item of business to be considered at the 2024 Annual Meeting, the shareholder must give advance written notice to our Corporate Secretary by March 16, 2024. The advance written notice must comply with all applicable statutes and regulations, as well as certain other provisions contained in our Bylaws, which generally require the shareholder to provide a brief description of the proposed business, reasons for proposing the business, and certain information about the shareholder and the Target securities held by the shareholder.

•

Proposals of business using Rule 14a-8. A shareholder who wants to propose an item of business to be included in our 2024 Proxy Statement using Rule 14a-8 must follow the procedures provided in Rule 14a-8. In addition, the proposal must be received by our Corporate Secretary by January 2, 2024.

Nomination of director candidates

The deadlines and requirements for director candidates recommended for consideration or nominated by a shareholder are as follows:

•

Recommending a candidate for Governance & Sustainability Committee consideration. Any shareholder who wants to recommend a candidate for the Governance & Sustainability Committee to consider nominating as a director at the 2024 Annual Meeting should submit a written request and related information to our Corporate Secretary no later than December 31, 2023 in order to allow for sufficient time to consider the recommendation.

•

Directly nominating a director candidate outside of our 2024 Proxy Statement. Under our Bylaws, if a shareholder plans to directly nominate a person as a director at the 2024 Annual Meeting, the shareholder must give advance written notice of the director nomination to our Corporate Secretary by March 16, 2024, and must comply with all applicable statutes and regulations, as well as certain other provisions contained in our Bylaws, which generally require the shareholder to provide certain information about the proposed director, the shareholder, and the Target securities held by the shareholder. In addition to satisfying those advance notice and requirements in our Bylaws by the March 16, 2024 deadline, any shareholder who intends to solicit proxies in support of director nominees other than the Board’s nominees must comply with the Universal Proxy Rules by providing notice to our Corporate Secretary by April 15, 2024 setting forth the information required by Rule 14a-19 under the Exchange Act.

•

Nominating a director candidate to be included in our 2024 Proxy Statement using our proxy access bylaw. In order to nominate a director candidate for inclusion in our 2024 Proxy Statement, a shareholder or group of shareholders must comply with our proxy access bylaw, which generally provides that a shareholder or group of up to 20 shareholders must own 3% or more of Target’s outstanding common stock continuously for at least the previous three years, and may nominate up to the greater of two individuals or 20% of the Board. Based on the current Board size of 12 directors, the maximum number of proxy access candidates that we would be required to include in the 2024 Proxy Statement is two. Requests to include shareholder-nominated director candidates in our 2024 Proxy Statement must be received by our Corporate Secretary not earlier than December 3, 2023, and not later than January 2, 2024. Each nominee must meet the qualifications required by our Bylaws. In addition, the nominating shareholder or group of shareholders must provide certain information and meet the other specific requirements of our Bylaws.

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Forward-looking statements

This 2023 Proxy Statement contains forward-looking statements, which are based on our current assumptions and expectations. These statements are typically accompanied by the words “expect,” “may,” “could,” “believe,” “would,” “might,” “anticipates,” or similar words. The principal forward-looking statements in this 2023 Proxy Statement include statements regarding our future financial performance and shareholder value, expected results from execution of our strategic priorities, intended results of risk oversight and risk management efforts, planned investments in our business, our sustainability and ESG plans and goals, our executive compensation program, and the Board’s leadership structure, composition, policies, and practices.

All such forward-looking statements are intended to enjoy the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended. Although we believe there is a reasonable basis for the forward-looking statements, our actual results could be materially different. The most important factors which could cause our actual results to differ from our forward-looking statements are set forth in our description of risk factors included in Part I, Item 1A, Risk Factors of our 2022 Annual Report, which should be read in conjunction with the forward-looking statements in this 2023 Proxy Statement. Forward-looking statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement.

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Appendix A

Commonly used or defined terms

Term	Definition
2017 Annual Meeting	Target Corporation’s 2017 annual meeting of shareholders
2020-2022 PSUs	The PSU awards granted in March 2020 for the three-year performance period ended January 28, 2023
2021 Annual Report	Target Corporation’s Form 10-K for Fiscal 2021
2022 Annual Meeting	Target Corporation’s 2022 annual meeting of shareholders
2022 Annual Report	Target Corporation’s Form 10-K for Fiscal 2022
2022 Proxy Statement	Target Corporation’s proxy statement for the 2022 Annual Meeting
2022-2024 PSUs	The PSU awards granted in March 2022 for the three-year performance period ended February 1, 2025
2023 Annual Meeting	Target Corporation’s 2023 annual meeting of shareholders
2023 Proxy Statement	Target Corporation’s proxy statement for the 2023 Annual Meeting
2024 Annual Meeting	Target Corporation’s 2024 annual meeting of shareholders
2024 Proxy Statement	Target Corporation’s proxy statement for the 2024 Annual Meeting
Adjusted EPS	A non-GAAP metric that excludes the impact of certain items; see page 24 of the 2022 Annual Report for a reconciliation of Adjusted EPS to GAAP diluted EPS
Adjusted Sales

A non-GAAP metric used for our PSUs that excludes the impact of certain items; see pages 40 and 45 for a description for how it is calculated based on the disclosed adjustments to our reported results or those of our peer group

Annual TDC	Annual total direct compensation, calculated as described on page 39
Articles of Incorporation	Amended and Restated Articles of Incorporation of Target Corporation (as amended through June 9, 2010)
Base LTD Plan	Our widely available qualified long-term disability plan
Board	Board of Directors of Target Corporation
Beneficial Owner	A shareholder whose shares are held through a broker, trustee, bank, or other nominee
Bylaws	Bylaws of Target Corporation (as amended and restated through January 11, 2023)
CD&A	The “Compensation Discussion and Analysis” section of the 2023 Proxy Statement
CAGR	Compound annual growth rate
CAP	Compensation Actually Paid
CEO	Chief Executive Officer
Chair / Chair of the Board	Chair of the Board of Directors of Target Corporation
Committee	A committee of the Board of Directors of Target Corporation
Committee Chair	Chair of a committee of the Board of Directors of Target Corporation
Compliance Date

Date by which a director or member of the Leadership Team is expected to achieve the required levels of ownership under our stock ownership guidelines (before the end of the fifth full year occurring after election or appointment)

Corporate Governance Guidelines	Target Corporation’s Corporate Governance Guidelines (revised January 2023), which includes the Director Code of Ethics
DE&I	Diversity, equity, and inclusion
DDCP	Target Corporation’s Director Deferred Compensation Plan
DMA	Durable Model Award
Earned Payout	The amount of shares earned based on actual performance at the end of the performance period
EDCP	Target Corporation’s Executive Deferred Compensation Plan
EPS	Diluted Earnings Per Share, a GAAP metric as reported on page 37 of the 2022 Annual Report
ESG	Environmental, Social, and Governance
EVP & CHRO	Executive Vice President & Chief Human Resources Officer
Excess LTD Plan	Our self-insured unfunded excess long-term disability plan
Exchange Act	The Securities Exchange Act of 1934, as amended
Fiscal 2017	Target Corporation’s fiscal year covering the period from January 29, 2017 through February 3, 2018
Fiscal 2018	Target Corporation’s fiscal year covering the period from February 4, 2018 through February 2, 2019
Fiscal 2019	Target Corporation’s fiscal year covering the period from February 3, 2019 through February 1, 2020
Fiscal 2020	Target Corporation’s fiscal year covering the period from February 2, 2020 through January 30, 2021

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Term	Definition
Fiscal 2021	Target Corporation’s fiscal year covering the period from January 31, 2021 through January 29, 2022
Fiscal 2022	Target Corporation’s fiscal year covering the period from January 30, 2022 through January 28, 2023
Fiscal 2023	Target Corporation’s fiscal year covering the period from January 29, 2023 through February 3, 2024
Fiscal 2024	Target Corporation’s fiscal year covering the period from February 4, 2024 through February 1, 2025
GAAP	Generally Accepted Accounting Principles in the United States
Goal Payout	The amount of shares represented by the at-goal payout
ICP	Income Continuation Plan
Incentive Operating Income	A non-GAAP metric that represents Operating Income on a pre-short-term incentive compensation basis and is calculated by excluding short-term incentive expense from our Operating Income
Internet Availability Notice	Internet Availability Notice
IRC	Internal Revenue Code
ISG	Investor Stewardship Group
Leadership Team	Members of Target’s management who are listed on the “Our Leadership” page of Target’s website (corporate.target.com/about/purpose-history/leadership).
Lead Independent Director	The lead independent director of the Board of Directors of Target Corporation
LTI	Long-term Incentive
Meeting Notice & Summary	The “Notice of meeting and proxy summary” section of the 2023 Proxy Statement
NEOs	Named Executive Officers
Non-CEO NEOs	The NEOs other than the CEO
NYSE	New York Stock Exchange
Operating Income	A GAAP metric as reported on page 37 of the 2022 Annual Report
PBRSUs	Performance-based restricted stock units
PCAOB	Public Company Accounting Oversight Board
PSUs	Performance share units
Pension Plan	Target Corporation Pension Plan
ROIC	Return on Invested Capital, which is a ratio based on GAAP information, with the exception of the add-back of operating lease interest to operating income
Registered Shareholder	A shareholder whose shares are registered directly in the shareholder’s name with Target’s transfer agent, EQ Shareowner Services
Relative TSR	A performance measure used for our PBRSUs based on relative three-year TSR performance versus our retail peer group; see page 48 for more details
RSUs	Restricted stock units
Sales	A GAAP metric as reported on page 37 of the 2022 Annual Report
Say on Pay	Advisory approval of executive compensation
Say on Pay Vote Frequency	Advisory approval of the frequency of Say on Pay votes
SEC	Securities and Exchange Commission
SPP I	Target Corporation Supplemental Pension Plan I
SPP II	Target Corporation Supplemental Pension Plan II
STIP	Short-term Incentive Plan
Supplemental Pension Plans	SPP I and SPP II
Target 401(k) Plan	Target Corporation 401(k) Plan
Target	Target Corporation
Target Forward	The sustainability-focused component of Target’s overall business strategy
TSR	Total Shareholder Return
Team Member(s)	Employee(s) of Target Corporation
Universal Proxy Card	A proxy card that lists all director nominees of all sides in a direction election contest.
Universal Proxy Rules	The rules adopted by the SEC that require use of a Universal Proxy Card in non-exempt director election contests.
VIF	Voter instruction form
Year-End Stock Price	Our Fiscal 2022 year-end closing stock price of $168.51 per share

TARGET CORPORATION 2023 Proxy Statement	A-2

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1000 Nicollet Mall
Minneapolis, MN 55403
612.304.6073
Target.com

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TARGET

TARGET CORPORATION
1000 NICOLLET MALL
TPN-0841
MINNEAPOLIS, MN 55403

Your **Vote** Counts!

TARGET CORPORATION

2023 Annual Meeting of Shareholders

Date: June 14, 2023
Time: 9:00 a.m. CDT
Location: Hotel ZaZa Austin
400 Lavaca Street
Austin, Texas 78701
Record Date: April 17, 2023

V12442-P90079

You invested in TARGET CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 14, 2023.**

Get informed before you vote

Before voting, we encourage you to view the Proxy Statement and Annual Report online OR request a free paper or email copy of those proxy materials prior to May 31, 2023. If you would like to request a copy of the proxy materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the proxy materials.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Internet and Telephone Voting Deadlines*

- 6:00 a.m. EDT on June 12, 2023 for shares held in the Target Corporation 401(k) Plan (the Plan)
- 11:59 p.m. EDT on June 13, 2023 for all other shareholders

*If you plan to attend the meeting, you must follow the requirements for admission at the meeting described in the Proxy Statement. At the meeting, you will need to request a ballot to vote these shares, except that if your shares are held in the Plan you must vote by the deadline above and may not vote during the meeting.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 1a. David P. Abney	For
1b. Douglas M. Baker, Jr.	For
1c. George S. Barrett	For
1d. Gail K. Boudreaux	For
1e. Brian C. Cornell	For
1f. Robert L. Edwards	For
1g. Donald R. Knauss	For
1h. Christine A. Leahy	For
1i. Monica C. Lozano	For
1j. Grace Puma	For
1k. Derica W. Rice	For
1l. Dmitri L. Stockton	For
2. Company proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm.	For
3. Company proposal to approve, on an advisory basis, our executive compensation (Say on Pay).	For
4. Company proposal to approve, on an advisory basis, the frequency of our Say on Pay votes (Say on Pay Vote Frequency).	1 Year
5. Shareholder proposal to adopt a policy for an independent chairman.	Against

NOTE: In addition, the Company may transact such other business as may properly come before the meeting and at any adjournment or postponement of the meeting.

The proxy card will be voted as directed, but if no direction is given it will be voted "FOR" the nominees listed in Item 1, "FOR" Items 2 and 3, "1 YEAR" for Item 4, and "AGAINST" Item 5. In addition, the proxy card will be voted in the discretion of the proxies on any other matters that may properly come before the meeting. The proxies cannot vote these shares unless you vote by Internet or telephone, or unless you request paper proxy materials and sign and return the proxy card included with those materials.

The following information applies only to participants whose shares are held in the Plan:

- The proxy card or your vote by Internet or telephone will constitute voting instructions to the Trustee of the Plan. In accordance with the terms of the Plan, participants are instructing the Trustee to vote as a named fiduciary under the Employee Retirement Income Security Act of 1974.
- Your voting instructions will be held in the strictest confidence by the Trustee and will not be divulged or released to any person, including officers or employees of Target Corporation. **If you return your proxy card but do not indicate your vote on a proposal, the Trustee is instructed to vote with the Board's recommendation, which is "FOR" the nominees listed in Item 1, "FOR" Items 2 and 3, "1 YEAR" for Item 4, and "AGAINST" Item 5.**
- Your voting instructions will be applied based on the proportionate interest in shares held by the Target Common Stock Fund under the Plan. If you do not return a signed proxy card or respond by Internet or telephone as described on the reverse side by 6:00 a.m. Eastern Daylight Time on June 12, 2023, the Trustee will vote the proportionate interest in the shares held by the Target Common Stock Fund in the same proportion as instructions actually received by the Trustee from Plan participants who gave voting instructions. Instructions received by the Trustee after 6:00 a.m. Eastern Daylight Time on June 12, 2023, will not be counted. Participants whose shares are held in the Plan may not vote during the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V12443-P90079

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TARGET

TARGET CORPORATION
1000 NICOLLET MALL
TPN-0841
MINNEAPOLIS, MN 55403

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions. Have your proxy card in hand when you access **www.proxyvote.com** and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Target Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you vote your proxy through the Internet or by telephone, you do NOT need to mail back your card.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Target Corporation in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V12405-P90079 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TARGET CORPORATION

The Board of Directors recommends you vote "FOR" the nominees listed in Item 1 and "FOR" Items 2 and 3.

1. Election of Directors

Nominees:

		For	Against	Abstain
1a.	David P. Abney	☐	☐	☐
1b.	Douglas M. Baker, Jr.	☐	☐	☐
1c.	George S. Barrett	☐	☐	☐
1d.	Gail K. Boudreaux	☐	☐	☐
1e.	Brian C. Cornell	☐	☐	☐
1f.	Robert L. Edwards	☐	☐	☐
1g.	Donald R. Knauss	☐	☐	☐
1h.	Christine A. Leahy	☐	☐	☐
1i.	Monica C. Lozano	☐	☐	☐
1j.	Grace Puma	☐	☐	☐
1k.	Derica W. Rice	☐	☐	☐
1l.	Dmitri L. Stockton	☐	☐	☐

		For	Against	Abstain
2.	Company proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm.	☐	☐	☐
3.	Company proposal to approve, on an advisory basis, our executive compensation (Say on Pay).	☐	☐	☐

The Board of Directors recommends you vote "1 Year" on Item 4.

		1 Year	2 Years	3 Years	Abstain
4.	Company proposal to approve, on an advisory basis, the frequency of our Say on Pay votes (Say on Pay Vote Frequency).	☐	☐	☐	☐

The Board of Directors recommends you vote "AGAINST" Item 5.

		For	Against	Abstain
5.	Shareholder proposal to adopt a policy for an independent chairman.	☐	☐	☐

NOTE: In addition, the Company may transact such other business as may properly come before the meeting and at any adjournment or postponement of the meeting.

If you are a registered or beneficial shareholder, consenting to receive all future annual meeting materials electronically is simple and fast! Enroll today at https://enroll.icsdelivery.com/tgt for secure online access to your proxy materials.

	Yes	No
Mark here if you would like your voting instructions to be confidential pursuant to the Target Corporation policy on confidential voting described in the 2023 Proxy Statement.	☐	☐

NOTE: Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such, and, if signing for a corporation, please give your full title. Joint owners should each sign personally. Please sign, date, and return the proxy card promptly using the enclosed envelope.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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IF YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU MUST FOLLOW THE REQUIREMENTS FOR ADMISSION AT THE MEETING DESCRIBED IN THE PROXY STATEMENT. YOU ARE STRONGLY ENCOURAGED TO PRE-REGISTER BY JUNE 9, 2023.

Registered Shareholders can access their Target Corporation accounts online via:
www.shareowneronline.com

For Shareholder Information Call 1-800-794-9871
Monday - Friday between 7 a.m. - 7 p.m. Central Daylight Time

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 14, 2023:
The Proxy Statement and Annual Report are available at *www.proxyvote.com*.

V12406-P90079

TARGET

Proxy Solicited on Behalf of the Board of Directors for the June 14, 2023 Annual Meeting of Shareholders
Vote by Internet, Telephone, or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting deadlines are:

- **11:59 p.m. Eastern Daylight Time on June 13, 2023 for all shareholders except participants whose shares are held in the Target Corporation 401(k) Plan (the Plan), and**
- **6:00 a.m. Eastern Daylight Time on June 12, 2023 for participants whose shares are held in the Plan.**

Your Internet or telephone vote authorizes the named proxies to vote these shares in the same manner as if you marked, signed, and returned your proxy card.

Brian C. Cornell, Michael J. Fiddelke, and Don H. Liu, and each of them, are hereby appointed proxies, with power of substitution to each, to represent and to vote as designated on the reverse side of this proxy card, all shares of capital stock of Target Corporation, a Minnesota corporation, held by the undersigned on April 17, 2023, the record date for the Annual Meeting of Shareholders to be held on June 14, 2023, and at any adjournment or postponement of the meeting. **This proxy card will be voted as directed, but if no direction is given it will be voted "FOR" the nominees listed in Item 1, "FOR" Items 2 and 3, "1 YEAR" for Item 4, and "AGAINST" Item 5. In addition, this proxy card will be voted in the discretion of the proxies on any other matters that may properly come before the meeting. The proxies cannot vote these shares unless you vote by Internet or telephone or unless you sign this card on the reverse side and return it.**

The following information applies only to participants whose shares are held in the Plan:

- This proxy card or your response by Internet or telephone as described on the reverse side will constitute voting instructions to the Trustee of the Plan. In accordance with the terms of the Plan, participants are instructing the Trustee to vote as a named fiduciary under the Employee Retirement Income Security Act of 1974.
- Your voting instructions will be held in the strictest confidence by the Trustee and will not be divulged or released to any person, including officers or employees of Target Corporation. **If you return your proxy card but do not indicate your vote on a proposal, the Trustee is instructed to vote with the Board's recommendation, which is "FOR" the nominees listed in Item 1, "FOR" Items 2 and 3, "1 YEAR" for Item 4, and "AGAINST" Item 5.**
- Your voting instructions will be applied based on the proportionate interest in shares held by the Target Common Stock Fund under the Plan. If you do not return a signed proxy card or respond by Internet or telephone as described on the reverse side by 6:00 a.m. Eastern Daylight Time on June 12, 2023, the Trustee will vote the proportionate interest in the shares held by the Target Common Stock Fund in the same proportion as instructions actually received by the Trustee from Plan participants who gave voting instructions. Instructions received by the Trustee after 6:00 a.m. Eastern Daylight Time on June 12, 2023, will not be counted. Participants whose shares are held in the Plan may not vote during the meeting.